                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                                                                File No. 2-86606



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               / X /

     Pre-Effective Amendment No.                                      /   /
                                  --------

     Post-Effective Amendment No.    21                               / X /
                                  --------

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       / X /

     Amendment No.   21
                  -------


                       DELAWARE GROUP TAX-FREE FUND, INC.
-----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


              1818 Market Street, Philadelphia, Pennsylvania         19103
-----------------------------------------------------------------------------
                 (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code:            (215) 751-2923

    George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
-----------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Public Offering:                        November 29, 1995

It is proposed that this filing will become effective:

                            immediately upon filing pursuant to paragraph (b)
                 ---------

                     X      on November 29, 1995 pursuant to paragraph (b)
                 ---------

                            60 days after filing pursuant to paragraph (a)(1)
                 ---------

                            on (date) pursuant to paragraph (a)(1)
                 ---------

                            75 days after filing pursuant to paragraph (a)(2)
                 ---------

                            on (date) pursuant to paragraph (a)(2) of Rule 485
                 ---------

          Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
       of the Investment Company Act of 1940.  Registrant's 24f-2 Notice
         for its most recent fiscal year was filed on October 25, 1995.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




                          ---   C O N T E N T S   ---



     This Post-Effective Amendment No. 21 to Registration File No. 2-86606 includes the following:


                   1.     Facing Page

                   2.     Contents Page

                   3.     Cross-Reference Sheet

                   4.     Part A - Prospectuses

                   5.     Part B - Statement of Additional Information

                   6.     Part C - Other Information

                   7.     Signatures

                                                                                      Form N-1A
                                                                                      File No. 2-86606
                                                                                      Delaware Group Tax-Free Fund, Inc.




                             CROSS-REFERENCE SHEET*

                                     PART A
                                     ------


        Item No.      Description                                                           Location in Prospectuses
        --------      -----------                                                           ------------------------

                                                                                                  Tax-Free USA Fund
                                                                                                Tax-Free Insured Fund
                                                                                            A Classes/B Classes/C Classes

            1          Cover Page   . . . . . . . . . . . . . . . . . . . . . . . .                     Cover

            2          Synopsis   . . . . . . . . . . . . . . . . . . . . . . . . .         Synopsis, Summary of Expenses

            3          Condensed Financial Information  . . . . . . . . . . . . . .             Financial Highlights

            4          General Description of Registrant  . . . . . . . . . . . . .           Investment Objective and
                                                                                                  Policies, Shares

            5          Management of the Fund   . . . . . . . . . . . . . . . . . .            Management of the Fund

            6          Capital Stock and Other Securities   . . . . . . . . . . . .             Delaware Difference,
                                                                                                   Dividends and
                                                                                                Distributions, Taxes,
                                                                                                       Shares

            7          Purchase of Securities Being Offered   . . . . . . . . . . .             Cover, Buying Shares,
                                                                                               Calculation of Offering
                                                                                                 Price and Net Asset
                                                                                                  Value Per Share,
                                                                                               Management of the Fund

            8          Redemption or Repurchase   . . . . . . . . . . . . . . . . .                Buying Shares,
                                                                                               Redemption and Exchange

            9          Pending Legal Proceedings  . . . . . . . . . . . . . . . . .                     None

          * Delaware Group Tax-Free Fund, Inc. offers three (3) series of shares. Each series offers three (3) classes of shares. The Tax-Free USA Fund offers the Tax-Free USA Fund A Class, the Tax-Free USA Fund B Class and the Tax-Free USA Fund C Class; the Tax-Free Insured Fund offers the Tax-Free Insured Fund A Class, the Tax-Free Insured Fund B Class and the Tax-Free Insured Fund C Class; and the Tax-Free USA Intermediate Fund offers the Tax-Free USA Intermediate Fund A Class, the Tax-Free USA Intermediate Fund B Class and the Tax-Free USA Intermediate Fund C Class. The Class A, B and C Shares of each of the Tax-Free USA Fund and the Tax-Free Insured Fund are combined in one (1) prospectus. The Class A, B and C Shares of the Tax-Free USA Intermediate Fund are also combined in a separate prospectus. The three (3) series, along with their respective classes, have a common Part B and Part C.

                                                                                       Form N-1A
                                                                                       File No. 2-86606
                                                                                       Delaware Group Tax-Free Fund, Inc.




                             CROSS-REFERENCE SHEET

                                     PART A
                                     ------
                                  (Continued)


         Item No.      Description                                                             Location in Prospectuses
         --------      -----------                                                             ------------------------

                                                                                                    Tax-Free USA
                                                                                                  Intermediate Fund
                                                                                               A Class/B Class/C Class
            1          Cover Page   . . . . . . . . . . . . . . . . . . . . . . . .                     Cover

            2          Synopsis   . . . . . . . . . . . . . . . . . . . . . . . . .         Synopsis, Summary of Expenses

            3          Condensed Financial Information  . . . . . . . . . . . . . .             Financial Highlights

            4          General Description of Registrant  . . . . . . . . . . . . .           Investment Objective and
                                                                                                  Policies, Shares

            5          Management of the Fund   . . . . . . . . . . . . . . . . . .            Management of the Fund

            6          Capital Stock and Other Securities   . . . . . . . . . . . .             Delaware Difference,
                                                                                                    Dividends and
                                                                                                Distributions, Taxes,
                                                                                                       Shares

            7          Purchase of Securities Being Offered   . . . . . . . . . . .             Cover, Buying Shares,
                                                                                               Calculation of Offering
                                                                                                 Price and Net Asset
                                                                                                  Value Per Share,
                                                                                               Management of the Fund

            8          Redemption or Repurchase   . . . . . . . . . . . . . . . . .                Buying Shares,
                                                                                               Redemption and Exchange

            9          Pending Legal Proceedings  . . . . . . . . . . . . . . . . .                     None

                                                                                        Form N-1A
                                                                                        File No. 2-86606
                                                                                        Delaware Group Tax-Free Fund, Inc.




                             CROSS-REFERENCE SHEET

                                     PART B
                                     ------


                                                                                                Location in Statement
          Item No.     Description                                                            of Additional Information
          --------     -----------                                                            -------------------------

             10        Cover Page   . . . . . . . . . . . . . . . . . . . . . . . .                     Cover

             11        Table of Contents  . . . . . . . . . . . . . . . . . . . . .               Table of Contents

             12        General Information and History  . . . . . . . . . . . . . .              General Information

             13        Investment Objectives and Policies   . . . . . . . . . . . .            Investment Objectives
                                                                                                    and Policies

             14        Management of the Registrant   . . . . . . . . . . . . . . .            Officers and Directors

             15        Control Persons and Principal Holders
                        of Securities   . . . . . . . . . . . . . . . . . . . . . .            Officers and Directors

             16        Investment Advisory and Other Services   . . . . . . . . . .            Plans Under Rule 12b-1
                                                                                             (under Purchasing Shares),
                                                                                          Investment Management Agreement,
                                                                                               Officers and Directors,
                                                                                                General Information,
                                                                                                Financial Statements

             17        Brokerage Allocation   . . . . . . . . . . . . . . . . . . .        Trading Practices and Brokerage

             18        Capital Stock and Other Securities   . . . . . . . . . . . .              Capitalization and
                                                                                                Noncumulative Voting
                                                                                             (under General Information)

             19        Purchase, Redemption and Pricing of Securities
                       Being Offered  . . . . . . . . . . . . . . . . . . . . . . .              Purchasing Shares,
                                                                                             Determining Offering Price
                                                                                                and Net Asset Value,
                                                                                              Redemption and Exchange,
                                                                                                 Exchange Privilege

             20        Tax Status   . . . . . . . . . . . . . . . . . . . . . . . .                     Taxes

             21        Underwriters   . . . . . . . . . . . . . . . . . . . . . . .               Purchasing Shares

             22        Calculation of Performance Data  . . . . . . . . . . . . . .            Performance Information

             23        Financial Statements   . . . . . . . . . . . . . . . . . . .             Financial Statements

                                                                                                Form N-1A
                                                                                                File No. 2-86606
                                                                                                Delaware Group Tax-Free Fund, Inc.




                             CROSS-REFERENCE SHEET

                                     PART C
                                     ------


          Item No.     Description                                                                             Location in Part C
          --------     -----------                                                                             -------------------
             24        Financial Statements and Exhibits    . . . . . . . . . . . . . . . . . . . . . . .            Item 24

             25        Persons Controlled by or under Common
                          Control with Registrant   . . . . . . . . . . . . . . . . . . . . . . . . . . .            Item 25

             26        Number of Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . .            Item 26

             27        Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            Item 27

             28        Business and Other Connections of Investment Adviser . . . . . . . . . . . . . . .            Item 28

             29        Principal Underwriters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            Item 29

             30        Location of Accounts and Records . . . . . . . . . . . . . . . . . . . . . . . . .            Item 30

             31        Management Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            Item 31

             32        Undertakings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            Item 32

                                 ============
                                 TAX-FREE USA
                                 INTERMEDIATE
                                 FUND

                                 A CLASS

                                 B CLASS


                                 C CLASS

                                 ============

                                 PROSPECTUS

                                 NOVEMBER 29, 1995


The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103


NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Morgan Guaranty Trust Company
of New York
60 Wall Street
New York, NY 10260

                                 [ARTWORK]


                                 DELAWARE
                                 GROUP
                                 =========
                                 PHILADELPHIA - LONDON


[LOGO - PRINTED IN THE U.S.A. ON RECYCLED PAPER.]
P-037[--]BP11/95

TAX-FREE USA INTERMEDIATE FUND                                        PROSPECTUS


                                                               NOVEMBER 29, 1995

A CLASS SHARES
B CLASS SHARES

C CLASS SHARES


--------------------------------------------------------------------------------


                   1818 MARKET STREET, PHILADELPHIA, PA 19103


     FOR PROSPECTUS AND PERFORMANCE: NATIONWIDE 800-523-4640, PHILADELPHIA
                                  215-988-1333



 INFORMATION ON EXISTING ACCOUNTS: (SHAREHOLDERS ONLY) NATIONWIDE 800-523-1918,
                           PHILADELPHIA 215-988-1241


  DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800-362-7500, PHILADELPHIA
                                  215-988-1050



 Delaware Group Tax-Free Fund, Inc. (the "Fund"), established as a Maryland corporation in 1983, is a professionally-managed, open-end management investment company of the series type. This Prospectus describes the Tax-Free USA Intermediate Fund A Class ("Class A Shares"), the Tax-Free USA Intermediate Fund B Class ("Class B Shares") and the Tax-Free USA Intermediate Fund C Class ("Class C Shares") (such classes, collectively the "Classes") of the Fund's Tax-Free USA Intermediate Fund series (the "Series"). The objective of the Series is to seek a high level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and the preservation of capital. The Series' portfolio of investments is nondiversified, as defined by the Investment Company Act of 1940, as amended (the "1940 Act").


 Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares are subject to a maximum front-end sales charge of 3.00% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within three years of purchase and annual 12b-1 Plan expenses of 1%, which, except in the case of certain purchases of shares acquired by exchange, are assessed against the Class B Shares for approximately five years after purchase. See Automatic Conversion of Class B Shares under Buying Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable class, an investor should consider the differences among the Classes, including the effect of sales charges and 12b-1 Plan expenses, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.


 This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated November 29, 1995, as it may be amended from time to time, contains additional information about the Series and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Series' financial statements appear in its Annual Report, which will accompany any response to requests for Part B.


 The Fund also offers the Tax-Free USA Fund and the Tax-Free Insured Fund, each of which offers three classes of shares. The three classes of shares of the Tax-Free USA Fund are the Tax-Free USA Fund A Class, the Tax-Free USA Fund B Class and the Tax-Free USA Fund C Class. The three classes of shares of the Tax-Free Insured Fund are the Tax-Free Insured Fund A Class, the Tax-Free Insured Fund B Class and the Tax-Free Insured Fund C Class. A prospectus for the Tax-Free USA Fund and The Tax-Free Insured Fund can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.



   TABLE OF CONTENTS
   COVER PAGE..........................................    1
   SYNOPSIS............................................    2
   SUMMARY OF EXPENSES.................................    4
   FINANCIAL HIGHLIGHTS................................    6
   INVESTMENT OBJECTIVE AND POLICIES
     SUITABILITY.......................................    8
     INVESTMENT STRATEGY...............................    8
   THE DELAWARE DIFFERENCE
     PLANS AND SERVICES................................   15
   BUYING SHARES.......................................   17
   REDEMPTION AND EXCHANGE.............................   25
   DIVIDENDS AND DISTRIBUTIONS.........................   30
   TAXES...............................................   31
   CALCULATION OF OFFERING PRICE AND
     NET ASSET VALUE PER SHARE.........................   32
   MANAGEMENT OF THE FUND..............................   33
   APPENDIX A--INVESTMENT ILLUSTRATIONS................   36


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT
BANK OR CREDIT UNION DEPOSITS.

-------------------------------------------------------------------------------

- 1

SYNOPSIS
CAPITALIZATION

  The Series offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share, with one hundred million shares allocated to the Series. Fifty million shares have been allocated to the Class A Shares, twenty-five million shares to the Class B Shares and twenty-five million shares to the Class C Shares. See Shares under Management of the Fund.


INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT

  Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.



SALES CHARGES


  The price of the Class A Shares includes a maximum front-end sales charge of 3.00% of the offering price, which, based on the net asset value of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 3.08% of the amount invested. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses.


  The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately five years after purchase. See Automatic Conversion of Class B Shares under Buying Shares.


  The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.


  See Buying Shares and Distribution (12b-1) and Service under Management of the Fund.



PURCHASE AMOUNTS


  Generally, the minimum initial investment is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent investments generally must be at least $100. Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. See Buying Shares.


INVESTMENT OBJECTIVE

  The objective of the Series is to seek a high level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital. The Series seeks to achieve its objective by investing primarily in municipal bonds. The portfolio will have a dollar weighted average maturity of between three and ten years. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax. Up to 20% of the net assets of the Series may be invested in bonds the income from which is subject to the federal alternative minimum tax. In addition, gain on the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is treated as ordinary income to the extent of the accrued market discount. For further details, see Investment Objective and Policies.


- 2

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Prospective investors should consider a number of factors:
  1. The Series may invest in repurchase agreements (which involve risks of loss if a seller defaults on its obligation under the agreement). See Repurchase Agreements under Investment Strategy.

  2. The Series may lend portfolio securities to creditworthy institutions; the principal risk to the Series is the risk that the borrower will fail to return the borrowed security. The Series will require borrowers to deliver collateral to the Series before lending securities. See Portfolio Loan Transactions under Investment Strategy.


  3. The Series has the right to engage in options and futures transactions for hedging purposes, to counterbalance portfolio volatility and, in connection with futures transactions, will maintain certain collateral in special accounts established by futures commission merchants in the care of the Morgan Guaranty Trust Company of New York (the "Custodian Bank"). While the Series does not engage in options and futures for speculative purposes, there are risks that result from the use of these instruments by the Series, and an investor should carefully review the descriptions of such in this Prospectus. The Fund is not registered as a commodity pool operator nor is the Manager registered as a commodities trading adviser, in reliance upon various exemptive rules. See Options and Futures under Investment Strategy.


  4. The Series may invest up to 10% of its assets in high-yield securities (junk bonds) and, consequently, greater risks may be involved with an investment in the Series. See Quality Restrictions under Investment Strategy.


  5. While the Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code, the Series will not be diversified as defined by the 1940 Act. Thus, while at least 50% of the Series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act definition of "diversified," which applies the test set forth in this sentence to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.


OPEN-END INVESTMENT COMPANY

  The Fund, which was organized as a Maryland corporation in 1983, is an open-end management investment company. See Shares under Management of the Fund.


INVESTMENT MANAGEMENT FEES
  The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to
 .50% of the average daily net assets of the Series, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund. See Management of the Fund.

REDEMPTION AND EXCHANGE

  Class A Shares of the Series may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Series nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of such shares purchased at net asset value, which may be subject to a contingent deferred sales charge if such purchase triggered the payment of a dealer's commission. See Front-End Sales Charge Alternative--Class A Shares under Buying Shares. Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


- 3

 SUMMARY OF EXPENSES


  A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:



                                    CLASS A  CLASS B  CLASS C
 SHAREHOLDER TRANSACTION EXPENSES   SHARES   SHARES   SHARES
  ---------------------------------------------------------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)..................  3.00%     None     None
Maximum Sales Charge Imposed on
 Reinvested Dividends (as a
 percentage of offering price).....   None     None     None
Maximum Contingent Deferred Sales
 Charge (as a percentage of
 original purchase price or
 redemption proceeds, whichever
 is lower).........................   None*   2.00%*   1.00%*
Redemption Fees....................   None**   None**   None**



   ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE      CLASS A    CLASS B    CLASS C
       DAILY NET ASSETS)           SHARES     SHARES     SHARES
  --------------------------------------------------------------
Management Fees (after voluntary
  waiver)........................  0.00% +    0.00% ++   0.00% ++
12b-1 Plan Expenses (including
 service fees)...................  0.15% ***  1.00% ***  1.00% ***
Other Operating Expenses.........  0.10% +    0.10% ++   0.10% ++
                                   -----      -----      -----
   Total Operating Expenses......  0.25% +    1.10% ++   1.10% ++
                                   =====      ====       =====



  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.


  *With respect to Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase, certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a contingent deferred sales charge of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of 2% if shares are redeemed within the first two years of purchase, 1% if shares are redeemed during the third year following purchase and 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative-- Class B Shares and Level Sales Charge Alternative--Class C Shares under Buying Shares.

 **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

***Class A Shares, Class B Shares and Class C Shares are subject to separate
   12b-1 Plans. Long-term shareholders of the Classes may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").


  +The Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by the Class A Shares and to reimburse such Class to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares, including the 12b-1 expenses, did not exceed .25% during the period from the commencement of the public offering of the Class through June 30, 1993. This waiver was extended to June 30, 1994, but modified, effective May 2, 1994 through June 30, 1996 to provide that annual operating expenses would not exceed .10% (excluding 12b-1 fees). Because 12b-1 Plan fees have been set at .15% by the Fund's Board for the Class A Shares, the amount of the voluntary waiver, as modified, will be equivalent to the waiver operative through May 1, 1994. If the voluntary expense waivers were not in effect, the Total Operating Expenses, as a percentage of average daily net assets, would have been 1.07%, reflecting Management Fees of 0.47%, for the Class A Shares.


 ++The Manager has elected voluntarily to waive that portion of the annual management fees payable by the Class B Shares and the Class C Shares and to reimburse each such Class to the extent necessary to ensure that annual operating expenses of the Class B Shares and the Class C Shares, excluding 12b-1 expenses, do not exceed .10% through June 30, 1996. If the voluntary expense waivers were not in effect, Total Operating Expenses of the Class B Shares, as a percentage of average daily net assets would have been 1.92%, reflecting Management Fees of 0.47%. "Other Operating Expenses" for Class C Shares are based upon the actual expenses incurred by Class A Shares and Class B Shares for the fiscal year ended August 31, 1995 and the voluntary waiver of fees by the Manager. If the voluntary expense waivers were not in effect, it is estimated that Total Operating Expenses of the Class C Shares would be 1.92%.


- 4

 SUMMARY OF EXPENSES
(Continued)


  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS A SHARES      $ 32(1)    $38        $44        $ 61
  CLASS B SHARES      $ 31       $45        $61(2)     $ 78(2)



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS C SHARES      $21        $35        $61        $134



  An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS A SHARES      $32       $38        $44        $ 61
  CLASS B SHARES      $11       $35        $61(2)     $ 78(2)



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS C SHARES      $11       $35        $61        $134



(1)Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

(2)At the end of approximately five years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the fifth year. However, the conversion may occur as late as three months after the fifth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the sixth through tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

- 5

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group Tax-Free Fund, Inc.-- Tax-Free USA Intermediate Fund and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Series' performance is contained in its Annual Report to shareholders. A copy of the Series' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. Information regarding the Class C Shares has not been included in these tables because such shares were not offered to the public prior to the date of this Prospectus.

--------------------------------------------------------------------------------


                                                       TAX-FREE USA INTERMEDIATE FUND
                                                                  A CLASS
                                                      ---------------------------------
                                                                               PERIOD
                                                                               1/7/93(1)
                                                           YEAR ENDED          THROUGH
                                                      8/31/95     8/31/94      8/31/93
Net Asset Value, Beginning of Period................  $10.320     $10.630      $10.000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............................    0.550       0.530        0.330
Net Gains (Losses) on Securities (both realized and
 unrealized)........................................    0.090      (0.310)       0.630
                                                       ------      ------       ------
 Total From Investment Operations...................    0.640       0.220        0.960
                                                       ------      ------       ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income................   (0.550)     (0.530)      (0.330)
Distributions from Capital Gains....................     none        none         none
Returns of Capital..................................     none        none         none
                                                       ------      ------       ------
 Total Distributions................................   (0.550)     (0.530)      (0.330)
                                                       ------      ------       ------
Net Asset Value, End of Period......................  $10.410     $10.320      $10.630
                                                       ======      ======       ======
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2).....................................    6.43%       2.09%        9.75%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)...........  $20,492     $28,193      $14,684
Ratio of Expenses to Average Daily Net Assets(3)....    0.25%       0.25%        0.25%
Ratio of Net Investment Income to Average Daily Net
 Assets(4)..........................................    5.37%       5.00%        4.84%
Portfolio Turnover Rate.............................      63%         81%          53%


------------------

(1)Date of initial public offering; ratios have been annualized but total return has not been annualized.


(2)Does not reflect maximum sales charge of 3.00% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. Total return reflects the waiver of fees in Notes 3 and 4.


(3)Ratio of expenses to average daily net assets prior to expense limitation was 1.07% for 1995, 1.19% for 1994 and 1.94% for 1993.


(4)Ratio of net investment income to average daily net assets prior to expense limitation was 4.55% for 1995, 4.06% for 1994 and 3.15% for 1993.

- 6

FINANCIAL HIGHLIGHTS
(Continued)
--------------------------------------------------------------------------------


                                                            TAX-FREE USA
                                                         INTERMEDIATE FUND
                                                              B CLASS
                                                        --------------------
                                                                     PERIOD
                                                          YEAR      5/2/94(1)
                                                         ENDED      THROUGH
                                                        8/31/95     8/31/94
Net Asset Value, Beginning of Period..................  $10.320     $10.230
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................    0.460       0.150
Net Gains (Losses) on Securities (both realized and
 unrealized)..........................................    0.090       0.090
                                                         ------      ------
 Total From Investment Operations.....................    0.550       0.240
                                                         ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................   (0.460)     (0.150)
Distributions from Capital Gains......................     none        none
Returns of Capital....................................     none        none
                                                         ------      ------
 Total Distributions..................................   (0.460)     (0.150)
                                                         ------      ------
Net Asset Value, End of Period........................  $10.410     $10.320
                                                         ======      ======
------------------------------------------------------------------------------------
TOTAL RETURN(2).......................................    5.53%       2.31%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).............  $   949     $   597
Ratio of Expenses to Average Daily Net Assets(3)......    1.10%       1.10%
Ratio of Net Investment Income to Average Daily Net
 Assets(4)............................................    4.52%       4.15%
Portfolio Turnover Rate...............................      63%         81%


------------------

(1)Date of initial public offering; ratios have been annualized but total return has not been annualized.


(2)Total return reflects the waiver of fees in Notes 3 and 4. Total return does not reflect any applicable CDSC.

(3)Ratio of expenses to average daily net assets prior to expense limitation was 1.92% for 1995 and 2.04% for 1994.

(4)Ratio of net investment income to average daily net assets prior to expense limitation was 3.70% for 1995 and 3.21% for 1994.


- 7

INVESTMENT OBJECTIVE
AND POLICIES

  The objective of the Series is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital. The Series pursues its investment objective by investing in a municipal bond portfolio having a dollar weighted average maturity of between three and ten years and utilizing various investment strategies and quality restrictions, as described below.
  The objective of the Series cannot be changed without approval by the shareholders of the Series. There is no assurance that the objective of the Series can be achieved.
  Municipal securities are debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general operating expenses.

SUITABILITY
  The Series may be suitable for longer-term investors. The Series is designed for investors seeking a high level of tax-exempt income and more price stability than investments in long-term municipal bonds or bond funds. Investors should be willing to accept the risk of investments in municipal bonds. An investment in the Series permits an investor to participate in these types of instruments while affording the advantages of diversification and a high degree of liquidity. Ownership of Series shares also reduces the bookkeeping and administrative inconveniences connected with the direct purchase of such obligations.
  The net asset value of the Series' shares can generally be expected to fluctuate inversely to changes in interest rates.

INVESTMENT STRATEGY

TAX-EXEMPT INVESTMENTS
  The Series invests primarily in municipal securities paying interest income which, in the opinion of the bond issuer's counsel, is exempt from federal income tax. These securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities.
  The Series intends to invest at least 80% of its net assets under normal market conditions in the types of securities described above as a fundamental policy. The Series may invest up to 20% of its net assets in bonds the income from which is subject to the federal alternative minimum tax. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations (commonly referred to as "private activity" or "private purpose" bonds) is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax.
  The following table shows what the impact of tax-free investing can be for shareholders.


1995 RATES                                              4.0%*          5.0%*          6.0%*          7.0%*
                                          FEDERAL      FEDERAL        FEDERAL        FEDERAL        FEDERAL
            TAXABLE INCOME                  TAX        TAXABLE        TAXABLE        TAXABLE        TAXABLE
  JOINT RETURN         SINGLE RETURN       RATE       EQUIVALENT     EQUIVALENT     EQUIVALENT     EQUIVALENT
$0-38,000            $0-22,750             15%           4.7%           5.9%           7.1%            8.2%
$38,001-91,850       $22,751-55,100        28%           5.6%           6.9%           8.3%            9.7%
$91,851-140,000      $55,101-115,000       31%           5.8%           7.2%           8.7%           10.1%
$140,001-250,000     $115,001-250,000      36%+          6.3%           7.8%           9.4%           10.9%
Over $250,000        Over $250,000         39.6%+        6.6%           8.3%           9.9%           11.6%



  The equivalent yields are calculated on 4, 5, 6 and 7 percent tax-free yields. While it is expected that the Series will invest principally in obligations generating interest exempt from federal income tax, other income received by the Series may be taxable and certain income received by the Series may be subject to the federal alternative minimum tax.

*This should not be considered representative of the Series' yield at any specific time.
+For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above table does not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

QUALITY RESTRICTIONS

  The Series intends to invest at least 90% of its portfolio in debt obligations that are either rated in the top four grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") at the time of purchase or unrated, but in the Manager's opinion equivalent in credit quality to obligations so rated. The fourth grade is considered medium grade and may have speculative characteristics. The Series may invest up to 10% of its assets in securities either with a rating lower than the top four grades or unrated, but in the Manager's opinion equivalent in credit quality to obligations so rated. These securities are speculative and may involve greater risks and have higher yields.


- 8

  The market values of such lower-rated securities tend to reflect individual developments affecting the issuer to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions and generally involve more credit risk than higher-rated securities. The issuer's ability to service its debt obligations may also be adversely affected by specific developments, or the issuer's inability to meet specific projected revenue forecasts, or by the unavailability of additional financing.

  The market for lower-rated fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market and, therefore, it is generally not as liquid as the secondary market for higher-rated securities.
  Factors adversely impacting the market value of high yielding securities may adversely impact the Series' net asset value. In addition, the Series may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holding. The Series will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.
  Some municipal bonds are backed by the issuer's full faith and credit while others are secured by a specific revenue source and are not backed by any general taxing power. The Series will invest in both types.

DIVERSIFICATION

  The Series' portfolio of assets is nondiversified as defined by the 1940 Act. This means that the Manager has the flexibility to invest as much as 50% of the Series' assets in as few as two issuers provided no single issuer accounts for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of it is invested in the securities of a single issuer. Those limitations notwithstanding, and except as otherwise provided herein, the Series may invest up to 20% of its assets in U.S. Government securities and government agency securities that are backed by the U.S. Government, its agencies or instrumentalities. Because the Series may invest its assets in fewer issuers, the value of Series shares may increase or decrease more rapidly than if the Series were fully diversified. In the event the Series invests more than 5% of its assets in a single issuer, it would be affected more than a fully diversified fund if that issuer were to encounter difficulties in satisfying its financial obligations.

  The Series may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, the Series may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental issuer. The Series will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.
  Percentage limitations outlined above are determined at the time an investment is made.

OTHER CONSIDERATIONS
  The Series may invest without limit in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes, as well as variable and floating rate demand obligations. Short-term securities will be rated in the top two grades by a nationally-recognized rating agency.

  Under abnormal conditions, the Series may invest in taxable instruments for temporary defensive purposes. These would include instruments such as obligations of the U.S. Government, its agencies and instrumentalities, commercial paper, certificates of deposit of domestic banks and other debt instruments. The above investments will be rated at least A-2, P-2 or MIG-2.

  The Series may invest in "when-issued securities." When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement the Series does not accrue interest, but the market value may fluctuate. This can result in the Series' share value increasing or decreasing. If the Series invests in securities of this type, it will maintain a segregated account to pay for them and mark them to market daily.
  The Tax Reform Act of 1986 limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued.

- 9

  The Series intends to seek to achieve a high level of tax-exempt income. However, if the Series invests in newly-issued private purpose bonds, a portion of the Series' distributions would be subject to the federal alternative minimum tax. The Series may invest up to 20% of its assets in bonds the income from which is subject to the federal alternative minimum tax.

  The Series is permitted to borrow money. The Series will not purchase investment securities while it has an outstanding borrowing. The Series may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as discussed more fully below. The Series may invest no more than 10% of the value of its net assets in illiquid securities.


  Part B sets forth other more specific investment restrictions and descriptions of Moody's and S&P ratings.


RULE 144A SECURITIES

  Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Series' 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.


REPURCHASE AGREEMENTS

  In order to invest its cash reserves or when in a temporary defensive posture, the Series may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Fund's Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 10% of the Series' assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Series, if any, would be the difference between the repurchase price and the market value of the security. The Series will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Series must have collateral of at least 100% of the repurchase price, including the portion representing the Series' yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Series considers repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.


  The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. The Series may invest cash balances in a joint repurchase agreement in accordance with the terms of the exemptive order and subject generally to the conditions described above.


ZERO COUPON BONDS
  The Series may also invest in zero coupon bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value.

- 10

  The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series has qualified as a regulated investment company under the Internal Revenue Code. Accordingly, during periods when the Series receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

VARIABLE RATE OBLIGATIONS
  The Series may purchase "floating-rate" and "variable-rate" obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices on predesigned dates.

INVERSE FLOATERS
  The Series may invest in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

MUNICIPAL LEASES
  The Series may also invest in municipal lease obligations primarily through certificates of participation ("COPs"). As with its other investments, the Series expects that its investments in municipal lease obligations will consist of such obligations which are exempt from regular federal income taxes. COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. For example, a COP may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. The lessor is, in effect, a lender secured by the property being leased. This lease format is generally not subject to constitutional limitations on the issuance of state debt and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.
  A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction typically contains a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Substantially all of the COPs purchased by the Series are expected to contain a "nonappropriation" or "abatement" clause. Local administrations, being faced with increasingly tight budgets, therefore, have more discretion to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor, or its agent, is typically entitled to repossess the property. In most cases, however, the private sector value of the property will be less than the amount the government lessee was paying.
  While the risk of nonappropriation is inherent to COP financing, the Series believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch Investors Service, Inc., or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the Manager in assessing such risk include the issuing municipality's credit rating, the importance of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Directors has established guidelines to determine whether the COPs held in the Series' portfolio constitute liquid investments. These guidelines set forth various factors to be reviewed by the Manager and monitored by the Board. Such factors include: (a) the credit quality of such securities and the extent to which they are rated;
(b) the size of the municipal securities market for the Series both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Series trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.

- 11

ADVANCE REFUNDED BONDS
  Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from S&P and Moody's.

OPTIONS
  The Series may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Series may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Series' investment objective. The Series may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Series' total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Series' total assets.

  A. COVERED CALL WRITING--A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.
  The advantage to the Series of writing covered calls is that the Series receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.
  During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.
  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.
  If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.
  The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.
  Call options will be written only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell. Options written by the Series will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

- 12

  B. PURCHASING CALL OPTIONS--The Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that the Series may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option.
  The Series may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.
  Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.

  C. SECURED PUT WRITING--A put option gives the purchaser of the option the right to sell, and the writer, in this case the Series, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then-market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by the Series may not exceed 2% of its total assets.
  The advantage to the Series of writing such options is that it receives premium income. The disadvantage is that the Series may have to purchase securities at higher prices than the current market price when the put is exercised.

  Put options will be written only on a secured basis, which means that the Series will maintain in a segregated account with its Custodian, the Morgan Guaranty Trust Company of New York, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Series' portfolio at a price lower than the current market price of the security. In such event, the Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.


  D. PURCHASING PUT OPTIONS--The Series may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Series' total assets. The Series will, at all times during which it holds a put option, own the security covered by such option.
  The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Series will continue to receive interest income on the security. If the security does not drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

- 13

FUTURES
  The Series may invest in futures contracts and options on such futures contracts subject to certain limitations. Futures contracts are agreements for the purchase or sale for future delivery of securities. When a futures contract is sold, the Series incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Series of the securities called for by the contract at a specified price during a specified future month.
  While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Series' custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.
  The Series may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.
  The purpose of the purchase or sale of futures contracts for the Series, which consists of a substantial number of municipal securities, is to protect the Series against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of municipal securities at higher prices.
  With respect to options on futures contracts, when the Series is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal securities which the Series intends to purchase.
  If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Series will purchase a put option on a futures contract to hedge the Series' portfolio against the risk of rising interest rates.
  To the extent that interest rates move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of municipal securities held in its portfolio and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its municipal securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell municipal securities from its portfolio to meet daily variation margin requirements. Such sales of municipal securities may, but will not necessarily, be at increased prices which reflect the rising market. The Series may be required to sell securities at a time when it may be disadvantageous to do so.

- 14

  To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Series may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.
  The Series will not enter into futures contracts to the extent that more than 5% of the Series' assets are required as futures contract margin deposits and will not invest in futures contracts or options thereon to the extent that obligations relating to such transactions exceed 20% of the Series' assets.

PORTFOLIO LOAN TRANSACTIONS
  The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager. See Part B.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
  The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

INVESTOR INFORMATION CENTER
  800-523-4640

  (PHILADELPHIA 215-988-1333)

     FUND INFORMATION; LITERATURE;
     PRICE, YIELD AND PERFORMANCE FIGURES

SHAREHOLDER SERVICE CENTER
  800-523-1918

  (PHILADELPHIA 215-988-1241)

     INFORMATION ON EXISTING REGULAR INVESTMENT ACCOUNTS AND RETIREMENT PLAN ACCOUNTS;
     WIRE INVESTMENTS; WIRE LIQUIDATIONS;
     TELEPHONE LIQUIDATIONS; TELEPHONE EXCHANGES

DELAPHONE
  800-362-FUND
  (800-362-3863)

SHAREHOLDER SERVICES

  During business hours, you can call the Fund's Shareholder Service Center. Our representatives can answer any questions about your account, the Series, various service features and other funds in the Delaware Group.


PERFORMANCE INFORMATION
  During business hours, you can call the Investor Information Center to get current yield information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.

DELAPHONE SERVICE

  Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone is available seven days a week, 24 hours a day.


STATEMENTS AND CONFIRMATIONS

  You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


- 15

DUPLICATE CONFIRMATIONS
  If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

DIVIDEND REINVESTMENT PLAN

  You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.


  Reinvestments of distributions into Class A Shares of the Series or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Series or of other Delaware Group funds or into Class C Shares of the Series or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.


  Holders of Class A Shares of the Series may not invest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Series. Holders of Class B Shares of the Series may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Series may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See Class B Funds and Class C Funds under Buying Shares for a list of the funds offering those classes of shares. For more information about reinvestments, please call the Shareholder Service Center.


EXCHANGE PRIVILEGE

  The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


WEALTH BUILDER OPTION

  You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.


RIGHT OF ACCUMULATION

  With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Series with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge. Under the COMBINED PURCHASES PRIVILEGE, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.


LETTER OF INTENTION

  The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Buying Shares and Part B.


12-MONTH REINVESTMENT PRIVILEGE

  The 12-Month Reinvestment Privilege permits you to reinvest proceeds of Class A Shares within one year of the date of redemption, without a front-end sales charge. See Part B.



DELAWARE GROUP ASSET PLANNER


  Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four pre-designed allocation Strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor a Strategy that meets their personal needs and goals. See How to Buy Shares under Buying Shares.


FINANCIAL INFORMATION ABOUT THE FUND

  Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Series' investments and performance. The Fund's fiscal year ends on August 31.


- 16

BUYING SHARES

PURCHASE AMOUNTS

  Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be $100 or more. In addition, there is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.


ALTERNATIVE PURCHASE ARRANGEMENTS

  Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").


  Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% (currently, no more than .15% pursuant to Board action) of average daily net assets of such shares. See Contingent Deferred Charges for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative--Class A Shares, below.


  Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within three years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately five years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. At the end of approximately five years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.


  Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares. Class C Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within twelve months of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.


  The alternative purchase arrangements described above permit investors in the Series to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within three years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within twelve months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses to which each of the Classes is subject and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.


- 17

  As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30% (currently, no more than .15%), whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately five years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares will not have their full purchase amount invested in the Series.


  Certain other investors might determine it to be more advantageous to purchase Class B Shares and have all their funds invested initially, although they would be subject to a CDSC for up to three years after purchase, as well as annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just twelve months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested under the deferred sales charge alternative or the level sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional money.


  Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential impact on a long-term shareholder's investment in the Series under each of the purchase options.


  For the distribution and related services provided to, and the expenses borne on behalf of, the Series, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges provide for the financing of the distribution of the respective Classes. See 12b-1 Distribution Plans--Class A, Class B and Class C Shares.


  Dividends paid by the Series with respect to the Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B Shares and the Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.


  The NASD has adopted certain rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES

  The Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 3.00%. See Calculation of Offering Price and Net Asset Value Per Share.

  Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

- 18

                     Tax-Free USA Intermediate Fund A Class


-----------------------------------------------------------------------
                                  Front-End Sales
                                   Charge as % of           Dealer's
                                                          Concession***
                               Offering      Amount          as % of
     Amount of Purchase         Price      Invested**    Offering Price
-----------------------------------------------------------------------
Less than $100,000               3.00%        3.08%            2.50%
$100,000 but under $250,000      2.50         2.59             2.00
$250,000 but under $500,000      2.00         2.02             1.60
$500,000 but under
  $1,000,000*                    1.50         1.54             1.20



  *There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.


 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.


***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


----------------------------------------------------------


The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.



From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

----------------------------------------------------------

  For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:


                                          DEALER'S COMMISSION
                                          ------------------
       AMOUNT OF PURCHASE        (as a percentage of amount purchased)
---------------------------------
Up to $3 million                                   .60%
Next $2 million up to $5 million                   .40
Amount over $5 million                             .20



  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with the Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.
  Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

COMBINED PURCHASES PRIVILEGE

  By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Series and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included, unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

  This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

  It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.


- 19

  Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative-- Class A Shares under Buying Shares.


BUYING AT NET ASSET VALUE
  Class A Shares of the Series may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)

  Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.


  Beginning December 1, 1994, Class A Shares of the Series may be purchased at net asset value by any investor within 90 days after a redemption of shares from a fund outside the Delaware Group of funds provided that: 1) the redeemed shares were purchased no more than five years before the proposed purchase of Class A Shares of the Series; and 2) a front-end sales charge was paid in connection with the purchase of the redeemed shares or a contingent deferred sales charge was paid upon their redemption.

  The Series must be notified in advance that an investment qualifies for purchase at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

  Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 2% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within three years of purchase, a CDSC.


  Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of the Series to sell the Class B Shares without deducting a front-end sales charge at the time of purchase.


- 20

AUTOMATIC CONVERSION OF CLASS B SHARES


  Except for shares acquired through a reinvestment of dividends, Class B Shares held for five years after purchase are eligible for automatic conversion into Class A Shares. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the fifth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's fifth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the fifth anniversary after purchase before the shares will automatically convert into Class A Shares.

  Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.
  All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


LEVEL SALES CHARGE ALTERNATIVE--CLASS C SHARES


  Class C Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within twelve months of purchase, a CDSC.


  Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.


  Shareholders of the Series' Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Series' C Class shares described in this Prospectus. See Redemption and Exchange.



CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES


  Class B Shares redeemed within three years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of the Series, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

  The following table sets forth the rates of the CDSC for the Class B Shares of the Series:

                  CONTINGENT DEFERRED
                     SALES CHARGE
                  (AS A PERCENTAGE OF
  YEAR AFTER         DOLLAR AMOUNT
PURCHASE MADE     SUBJECT TO CHARGE)
--------------    -------------------
0-2                       2%
3                         1%
4 and thereafter         None


During the fourth year after purchase and, thereafter, until converted automatically into Class A Shares of the Series, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% (currently, no more than .15%) of average daily net assets representing such shares.


- 21

  In determining whether a CDSC is applicable to a redemption of Class B Shares, it will be assumed that shares held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the three-year period. With respect to the Class C Shares, it will be assumed that shares held for more than twelve months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for twelve months or less. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.


  The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC under Redemption and Exchange.



12B-1 DISTRIBUTION PLANS--CLASS A, CLASS B AND CLASS C SHARES


  Under the distribution plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Series is permitted to pay the Distributor annual distribution fees of up to .30% (currently, no more than .15%) of the average daily net assets of the Class A Shares, 1% of the average daily net assets of the Class B Shares and 1% of the average daily net assets of the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase Class B Shares or Class C Shares through dealers or brokers without the assessment of a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For more detailed discussion of the 12b-1 Plans relating to the Class A, Class B and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.



OTHER PAYMENTS TO DEALERS--CLASS A, CLASS B AND CLASS C SHARES

  In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

  Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.



CLASS B FUNDS AND CLASS C FUNDS


  The following funds currently offer Class B Shares and Class C Shares:
Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund and Tax-Free Insured Fund of the Fund, Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., Global Assets Series, Global Bond Series and International Equity Series of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust-Pennsylvania and the Series.


- 22

DIVIDEND ORDERS

  YOU MAY HAVE THE DIVIDENDS EARNED IN ONE FUND AUTOMATICALLY INVESTED IN ANOTHER DELAWARE GROUP FUND WITH A DIFFERENT INVESTMENT OBJECTIVE. For more information, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.


HOW TO BUY SHARES
  The Series makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

INVESTING THROUGH YOUR INVESTMENT DEALER
  You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

INVESTING BY MAIL

1. Initial Purchases--An Investment Application must be completed, signed and sent with a check payable to Tax-Free USA Intermediate Fund A Class, Tax-Free USA Intermediate Fund B Class or Tax-Free USA Intermediate Fund C Class at 1818 Market Street, Philadelphia, PA 19103.



2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Tax-Free USA Intermediate Fund A Class, Tax-Free USA Intermediate Fund B Class or Tax-Free USA Intermediate Fund C Class. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.


INVESTING BY WIRE

  You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).



1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application to Tax-Free USA Intermediate Fund A Class, Tax-Free
USA Intermediate Fund B Class or Tax-Free USA
Intermediate Fund C Class at 1818 Market Street,
Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.


DELAWARE GROUP ASSET PLANNER


  To invest in Delaware Group funds using the Asset Planner service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser. The sales charge on the investment is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available for use inside the Asset Planner service; however, only "like" class shares may be used within the same Strategy.


  An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of your Fund accounts if not paid by September 30th. See the Statement of Additional Information.


  Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.


  Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


- 23

INVESTING BY EXCHANGE

  If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Series. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.


  Shareholders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their shares for Class B Shares or Class C Shares of the Series or for Class B Shares or Class C Shares of any other fund in the Delaware Group. Shareholders of Class B Shares of the Series are permitted to exchange all or part of their Class B Shares only into the corresponding class of shares of the Class B Funds. Similarly, shareholders of Class C Shares of the Series are permitted to exchange all or part of their Class C Shares only into the corresponding class of shares of the Class C Funds. Class B Shares of the Series and Class C Shares of the Series acquired by exchange will continue to carry the contingent deferred sales charge and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. Consequently, investors that purchase Class B Shares of the Series by exchange may be subject to the higher 12b-1 Plan fees applicable to Class B Shares longer than investors that purchase Class B Shares of the Series directly if the shares exchanged for Series shares are of a Class B Fund having a longer conversion feature than that of the Series. The holding period of the Class B Shares of the Series acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Series.


  Permissible exchanges into Class A Shares of the Series will be made without a front-end sales charge imposed by the Series, except for exchanges from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Series will be made without the imposition of a contingent deferred sales charge by the fund from which the exchange is being made at the time of the exchange.


ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT
  Call the Shareholder Service Center for more information if you wish to use the following services:

1. Direct Deposit

  YOU MAY HAVE YOUR EMPLOYER OR BANK MAKE REGULAR INVESTMENTS DIRECTLY TO YOUR ACCOUNT FOR YOU (for example: payroll deduction, pay by phone, annuity payments). The Series also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.


2. Automatic Investing Plan

  THE AUTOMATIC INVESTING PLAN ENABLES YOU TO MAKE REGULAR MONTHLY INVESTMENTS WITHOUT WRITING OR MAILING CHECKS. You may authorize the Fund to transfer a designated amount monthly from your checking account to your Series account. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

                                     * * *


  Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Series.


PURCHASE PRICE AND EFFECTIVE DATE

  The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


  The effective date of a purchase made through an investment dealer is the date the order is received by the Series. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


- 24

THE CONDITIONS OF YOUR PURCHASE

  The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


  The Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their below minimum status and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low balance accounts. No fees will be charged without proper notice and no contingent deferred sales charge will apply to such assessments.


  The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under a class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


REDEMPTION AND EXCHANGE


  YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, equity funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives and the consequence of any exchange transaction. You may also call the Delaware Group directly for fund information.


  Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order subject, in the case of redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. A shareholder submitting a redemption may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC, in the case of Class B or Class C Shares or, if applicable, the Limited CDSC in the case of Class A Shares, and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.


- 25

  Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918 (in Philadelphia, 215-988-1241). The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.


  The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.


  There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.


  Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Series. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.


  Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.


  All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

WRITTEN REDEMPTION

  You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


  Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. The Fund issues certificates for Class A Shares only if a shareholder submits a specific request. The Fund does not issue certificates for Class B Shares or Class C Shares.


- 26

WRITTEN EXCHANGE

  You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.


TELEPHONE REDEMPTION AND EXCHANGE

  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.


  The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.


  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.


TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD

  THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK

  Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

  If expedited payment could adversely affect the Series, the Fund may take up to seven days to pay.

TELEPHONE EXCHANGE
  The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change.
  You or your investment dealer of record can authorize an exchange of shares into a money market fund in the Delaware Group with just a phone call. Any such exchange is subject to the same limitations and conditions as other exchanges noted above.
  This service is useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund where stability of principal is paramount. The Delaware Group money market fund investment minimums apply.

- 27

  Your shares can also be exchanged into other funds in the Delaware Group under the same registration subject to the same limitations and conditions as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.



SYSTEMATIC WITHDRAWAL PLANS


  This plan provides shareholders with a consistent monthly (or quarterly) payment. THIS IS PARTICULARLY USEFUL TO SHAREHOLDERS LIVING ON FIXED INCOMES, SINCE IT CAN PROVIDE THEM WITH A STABLE SUPPLEMENTAL AMOUNT. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Series account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Series account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.


                                     * * *


  Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value, below. With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of CDSC--Class B and Class C Shares below.


  For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.



WEALTH BUILDER OPTION


  Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Series account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account in any fund must meet such other fund's minimum initial purchase requirements. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.


  Shareholders can use the Wealth Builder Option to invest in the Series through regular liquidations of shares in their accounts in other funds in the Delaware Group subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.


- 28

CONTINGENT DEFERRED SALES CHARGE FOR
CERTAIN PURCHASES OF CLASS A SHARES MADE AT
NET ASSET VALUE

  A Limited CDSC will be imposed by the Series upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.


  The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.


  Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Series assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Series or the Class A Shares acquired in the exchange.


  In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.



WAIVER OF LIMITED CDSC--CLASS A SHARES


  The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value under Buying Shares).



WAIVER OF CDSC--CLASS B AND C SHARES


  The CDSC is waived on redemptions of Class B Shares if the redemption results from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size.


  The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed.


  In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


- 29

DIVIDENDS AND DISTRIBUTIONS


  The Fund declares a dividend to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under Buying Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.


  Purchases of shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.


  Each Class of the Series will share proportionately in the investment income and expenses of the Series, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.


  Dividends are declared daily and paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Any distributions from net realized securities profits will be distributed annually in the quarter following the close of the fiscal year.


  Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the Delaware Group's MoneyLine service and have such payments transferred from your Series account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plans under Redemption and Exchange for information regarding authorization of this service. (See The Delaware Difference for more information on reinvestment options.)


  The Series anticipates that substantially all of its dividends from net investment income paid to shareholders will be exempt from federal income tax. During the fiscal year ended August 31, 1995, dividends totaling $0.550 and $0.460 per share of the Class A Shares and the Class B Shares, respectively, were paid from net investment income, all of which were exempt from federal income tax. Class C Shares were not offered prior to the date of this Prospectus.


- 30

TAXES


  The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code. The Series intends to distribute substantially all of its net investment income and net capital gains, if any.

  The Series intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends distributed to shareholders are excluded from a shareholder's gross income for federal tax purposes.
  A portion of the Series' dividends may be derived from income on "private activity" municipal bonds and therefore may be a preference item under federal tax law and subject to the federal alternative minimum tax. No portion of the Series' distributions will be eligible for the dividends-received deduction for corporations.
  To the extent dividends are derived from taxable income on temporary investments or short-term capital gains, they are treated as ordinary income, whether received in cash or in additional shares. In addition, gain from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of the accrued market discount.
  Distributions paid by the Series from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Series management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Series are made shortly before the record date for a capital gains distribution, a portion of the investment will be returned as a taxable distribution.

  Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the calendar year in which they are declared.


  The sale of shares of the Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Series' shares which had been held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares. All or a portion of the sales charge incurred in acquiring Series shares will be excluded from the federal tax basis of any of such shares sold or exchanged within ninety days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Series or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

  Exempt-interest dividends paid by the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's Social Security benefits would be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns.

  The automatic conversion of Class B Shares into Class A Shares at the end of approximately five years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Buying Shares.

  The exemption of dividends for regular federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. It is recommended that shareholders consult their tax advisers in this regard.

- 31

  Shares of the Series will be exempt from Pennsylvania county personal property taxes. The Fund will report annually the percentage of interest income earned on the municipal obligations on a state-by-state basis during the proceeding calendar year.
  Each year, the Fund will mail you information on the tax status of the Series' dividends and distributions.
  The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

  The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Series.

  See Taxes in Part B for additional information on tax matters relating to the Series and its shareholders.

CALCULATION OF OFFERING
PRICE AND NET ASSET VALUE
PER SHARE


  Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV"). The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

  The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of the shares outstanding. Debt securities are priced at fair value by an independent pricing service using methods approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

  Each of the Series' three classes will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such classes, except that the Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each class, the dividends paid to each class of the Series may vary. However, the NAV per share of each class is expected to be equivalent.


- 32

MANAGEMENT OF THE FUND

DIRECTORS
  The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
  The Manager furnishes investment management services to the Series.

  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On August 31, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $27 billion in assets in the various institutional (approximately $17,506,688,000) and investment company (approximately $10,068,867,000) accounts.


  The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and the Manager was executed following shareholder approval.


  The Manager manages the Series' portfolio and makes and implements investment decisions. The Manager also administers the Fund's affairs and pays the Fund's rent and the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the annual compensation paid to the Manager is equal to .50% of the average daily net assets of the Series, less a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund. After considering the waiver of fees by the Manager described under Summary of Expenses, the Manager received no compensation from the Series for this period. Had the waiver not been in effect, investment management fees payable by the Series would have been 0.47% of average daily net assets.

  Patrick P. Coyne has primary responsibility for making day-to-day investment decisions for the Series. He has been the Series' Senior Portfolio Manager since its inception in 1993. A graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School, Mr. Coyne joined the Delaware Group's fixed income department in 1990. Prior to that, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

  In making investment decisions for the Series, Mr. Coyne regularly consults with Paul E. Suckow, J. Michael Pokorny and other members of the Delaware Group's fixed income department. Mr. Suckow is the Manager's Chief Investment Officer for fixed income. A Chartered Financial Analyst, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation. Mr. Pokorny is a graduate of William and Mary College with over 29 years of fixed income experience. He joined the Delaware Group in 1978.


PORTFOLIO TRADING PRACTICES

  The Series may sell securities without regard to the length of time they have been held. Trading will be undertaken principally to achieve the Series' objectives in light of expected changes in interest rates. The degree of trading activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders. Given the Series' investment objective, its annual portfolio turnover rate is not expected to exceed 100%. During the past two fiscal years, the portfolio turnover rates of the Series were 81% for 1994 and 63% for 1995.

  The Manager uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Manager may consider a broker/dealer's sales of Series shares in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

- 33

PERFORMANCE INFORMATION
  From time to time, the Series may quote yield or total return performance of the Classes in advertising and other types of literature.

  The current yield for a Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The Series may also publish a tax-equivalent yield concerning a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to such Class' yield.


  Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. The Series may, in addition, advertise aggregate and average total return information over additional periods of time. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.

  Yield and net asset value fluctuate and are not guaranteed. Past performance is not an indication of future results.

DISTRIBUTION (12B-1) AND SERVICE

  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Series under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995.


  The Fund has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, the Class B Shares and the Class C Shares (the "Plans"). The Plans permit the Series to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning each Class and increase sales of each Class. In addition, the Series may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of its shares or provide services in respect of the shares, pursuant to service agreements with the Series.


  The 12b-1 Plan expenses relating to each of the Class B Shares and the Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


  The aggregate fees paid by the Series from the assets of the respective Classes to the Distributor and others under the Plans may not exceed .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.


- 34

  On September 17, 1992, the Board of Directors set the fee for the Class A Shares, pursuant to its Plan, at .15% of average daily net assets.

  While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.


  The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Series under an Agreement dated November 10, 1992. The directors annually review service fees paid to the Transfer Agent.

  The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES

  The Series is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratios of expenses to average daily net assets of the Class A Shares and the Class B Shares for the fiscal year ended August 31, 1995 were 0.25% and 1.10%, respectively, reflecting the voluntary waiver of fees by the Manager and the impact of 12b-1 Plan fees. The Fund anticipates that the expense ratio for Class C Shares will be identical to the expense ratio for Class B Shares.


SHARES

  The Fund is an open-end management investment company and the Series' portfolio of assets is nondiversified as defined by the 1940 Act. Commonly known as a mutual fund, the Fund was organized as a Maryland corporation on August 17, 1983. The Fund currently offers three classes of shares for each of its series-- Tax-Free USA Intermediate Fund, Tax-Free USA Fund and Tax-Free Insured Fund; shares of the Tax-Free USA Fund and Tax-Free Insured Fund are offered through a separate prospectus.


  The shares of each series have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Shares of each series have a priority over shares of any other series of the Fund in the assets and income of that series, and each series will vote separately on any matter which affects only that series. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.


  Shares of each class within a series represent proportionate interests in the assets of that series and have the same voting and other rights and preferences as the other classes of shares of the series, except that, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by the Series under the Rule 12b-1 Plan relating to the Class A Shares.

  Prior to May 2, 1994, the Tax-Free USA Intermediate Fund A Class was known as the Tax-Free USA Intermediate Fund.

- 35

APPENDIX A



TAX-FREE USA INTERMEDIATE FUND



ILLUSTRATIONS OF THE POTENTIAL IMPACT ON INVESTMENT BASED ON PURCHASE OPTION



$10,000 PURCHASE


                   SCENARIO 1                          SCENARIO 2                          SCENARIO 3
                  NO REDEMPTION                      REDEEM 1ST YEAR                     REDEEM 3RD YEAR
         -------------------------------     -------------------------------     -------------------------------
YEAR     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
----     -------     -------     -------     -------     -------     -------     -------     -------     -------
  0        9,700      10,000      10,000       9,700      10,000      10,000       9,700      10,000      10,000
  1       10,185      10,415      10,415      10,185      10,215      10,315+     10,185      10,415      10,415
  2       10,694      10,847      10,847                                          10,694      10,847      10,847
  3       11,229      11,297      11,297                                          11,229      11,197      11,297+
  4       11,790+     11,766      11,766
  5       12,380      12,255      12,255
  6       12,999      12,867*     12,763
  7       13,649      13,511*     13,293
  8       14,331      14,186*     13,844
  9       15,048      14,895*     14,419
 10       15,800      15,640*     15,017


                   SCENARIO 4
                REDEEM 5TH YEAR
         --------------------------------
YEAR     CLASS A      CLASS B     CLASS C
----     -------      -------     -------
  0       9,700       10,000      10,000
  1      10,185       10,415      10,415
  2      10,694       10,847      10,847
  3      11,229       11,297      11,297
  4      11,790+      11,766      11,766
  5      12,380       12,255      12,255
  6
  7
  8
  9
 10


------------------


*This assumes that Class B Shares were converted to Class A Shares at the end of the fifth year.



$250,000 PURCHASE


                   SCENARIO 1                          SCENARIO 2                          SCENARIO 3
                  NO REDEMPTION                      REDEEM 1ST YEAR                     REDEEM 3RD YEAR
         -------------------------------     -------------------------------     -------------------------------
YEAR     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
----     -------     -------     -------     -------     -------     -------     -------     -------     -------
  0      245,000     250,000     250,000     245,000     250,000     250,000     245,000     250,000     250,000
  1      257,250     260,375     260,375     257,250     255,375     257,875+    257,250     260,375     260,375
  2      270,113     271,181     271,181                                         270,113     271,181     271,181
  3      283,618+    282,435     282,435                                         283,618+    279,935     282,435
  4      297,799     294,156     294,156
  5      312,689     306,363     306,363
  6      328,323     321,681*    319,077
  7      344,740     337,765*    332,319
  8      361,977     354,654*    346,110
  9      380,075     372,386*    360,474
 10      399,079     391,006*    375,433

                    SCENARIO 4
                 REDEEM 5TH YEAR
        ---------------------------------
YEAR    CLASS A      CLASS B     CLASS C
        -------      -------     -------
  0     245,000      250,000     250,000
  1     257,250      260,375     260,375
  2     270,113      271,181     271,181
  3     283,618+     282,435     282,435
  4     297,799      294,156     294,156
  5     312,689      306,363     306,363
  6
  7
  8
  9
 10


------------------


*This assumes that Class B Shares were converted to Class A Shares at the end of the fifth year.


Assumes a hypothetical return for Class A of 5% per year, a hypothetical return for Class B of 4.15% for years 1-5 and 5% for years 6-10, and a hypothetical return for Class C of 4.15% per year. Hypothetical returns vary due to the different expense structures for each class and do not represent actual performance.


Class A purchase subject to appropriate sales charge breakpoint (3.00% @ $10,000; 2.00% @ $250,000).


Class B purchase assessed appropriate CDSC upon redemption (2%-2%-1% in years 1-2-3).


Class C purchase assessed 1% CDSC upon redemption in year 1.


Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.

- 36

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 =================
                                 TAX-FREE
                                 USA FUND

                                 A  CLASS

                                 B  CLASS

                                 C  CLASS

                                 -----------------
                                 TAX-FREE
                                 INSURED FUND

                                 A  CLASS

                                 B  CLASS

                                 C  CLASS

                                 -----------------

                                 PROSPECTUS

                                 NOVEMBER 29, 1995




The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103


NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Morgan Guaranty Trust Company
of New York
60 Wall Street
New York, NY 10260

                                 [ARTWORK]


                                 DELAWARE
                                 GROUP
                                 ============
                                 PHILADELPHIA - LONDON

[LOGO - PRINTED IN THE U.S.A. ON RECYCLED PAPER.]
P-011[--]BP11/95

                                                                      PROSPECTUS


                                                               NOVEMBER 29, 1995



TAX-FREE USA FUND     TAX-FREE INSURED FUND
A CLASS SHARES        A CLASS SHARES
B CLASS SHARES        B CLASS SHARES
C CLASS SHARES        C CLASS SHARES



--------------------------------------------------------------------------------


                   1818 MARKET STREET, PHILADELPHIA, PA 19103


     FOR PROSPECTUS AND PERFORMANCE: NATIONWIDE 800-523-4640, PHILADELPHIA
                                  215-988-1333



 INFORMATION ON EXISTING ACCOUNTS: (SHAREHOLDERS ONLY) NATIONWIDE 800-523-1918,
                           PHILADELPHIA 215-988-1241


  DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800-362-7500, PHILADELPHIA
                                  215-988-1050



 Delaware Group Tax-Free Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type. This Prospectus describes the Tax-Free USA Fund ("USA Fund") and the Tax-Free Insured Fund ("Insured Fund") (collectively, the "Series"). Each Series currently offers three classes of shares: with respect to the USA Fund, Tax-Free USA Fund A Class, Tax-Free USA Fund B Class and Tax-Free USA Fund C Class; and with respect to the Insured Fund, Tax-Free Insured Fund A Class, Tax-Free Insured Fund B Class and Tax-Free Insured Fund C Class (collectively the "Classes"; and "Class A Shares," "Class B Shares" or "Class C Shares" refer to such shares for both Series, except where noted). This Prospectus describes each Series and each Class, except where noted. The objective of each Series is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital. The Insured Fund seeks to achieve its objective by investing primarily in municipal bonds protected by insurance guaranteeing the payment of principal and interest when due. See Quality Restrictions for a discussion of the insurance that applies to the Series' portfolio securities.


 Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable class, an investor should consider the differences among the Classes, including the effect of sales charges and 12b-1 Plan expenses, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.


 This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated November 29, 1995, as it may be amended from time to time, contains additional information about the Series and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Series' financial statements appear in their Annual Report, which will accompany any response to requests for Part B.


 The Fund also offers the Tax-Free USA Intermediate Fund, which offers three classes of shares: Tax-Free USA Intermediate Fund A Class, Tax-Free USA Intermediate Fund B Class and Tax-Free USA Intermediate Fund C Class. A prospectus for the Tax-Free USA Intermediate Fund can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.



   TABLE OF CONTENTS
   COVER PAGE............................................    1
   SYNOPSIS..............................................    2
   SUMMARY OF EXPENSES...................................    4
   FINANCIAL HIGHLIGHTS..................................    6
   INVESTMENT OBJECTIVE AND POLICIES
     SUITABILITY.........................................   10
     INVESTMENT STRATEGY.................................   10
   THE DELAWARE DIFFERENCE
     PLANS AND SERVICES..................................   13
   BUYING SHARES.........................................   15
   REDEMPTION AND EXCHANGE...............................   23
   DIVIDENDS AND DISTRIBUTIONS...........................   28
   TAXES.................................................   29
   CALCULATION OF OFFERING PRICE AND
     NET ASSET VALUE PER SHARE...........................   30
   MANAGEMENT OF THE FUND................................   31
   APPENDIX A--INVESTMENT ILLUSTRATIONS..................   35
   APPENDIX B--RATINGS...................................   36


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.


- 1

SYNOPSIS


CAPITALIZATION


  The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share. Two hundred twenty-five million shares are allocated to the USA Fund with one hundred seventy-five million shares allocated to the Class A Shares, twenty-five million shares allocated to the Class B Shares and twenty-five million shares allocated to the Class C Shares. One hundred seventy-five million shares are allocated to the Insured Fund with one hundred twenty-five million shares allocated to the Class A Shares, twenty-five million shares allocated to the Class B Shares and twenty-five million shares allocated to the Class C Shares. See Shares under Management of the Fund.


INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT

  Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.



SALES CHARGES


  The price of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 4.97% with respect to USA Fund and 4.98% with respect to Insured Fund of the amount invested. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses.


  The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares.


  The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.


  See Buying Shares and Distribution (12b-1) and Service under Management of the Fund.



PURCHASE AMOUNTS


  Generally, the minimum initial investment is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent investments generally must be at least $100. Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. See Buying Shares.


- 2

INVESTMENT OBJECTIVE

  The objective of each Series is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital. The Insured Fund seeks to achieve its objective by investing primarily in municipal bonds protected by insurance guaranteeing the payment of principal and interest when due. Typically, the municipal bonds in both Series will have a maturity range between five and 30 years. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax. Up to 20% of the net assets of each Series may be invested in bonds the income from which is subject to the federal alternative minimum tax. In addition, gain on the disposition of tax-exempt bonds that were acquired after April 30, 1993 for a price less than the principal amount of the bond is treated as ordinary income to the extent of the accrued market discount. For further details, see Investment Objective and Policies.



RISK FACTORS AND SPECIAL CONSIDERATIONS

  Prospective investors should consider the following factors:

  1. The USA Fund may invest up to 20% of its assets in high-yield securities (junk bonds) and, consequently, greater risks may be involved with an investment in the USA Fund. See Quality Restrictions under Investment Strategy.


  2. While the USA Fund and the Insured Fund each intend to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code, neither Series will be diversified as defined by Investment Company Act of 1940 (the "1940 Act"). Thus, while at least 50% of a Series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act definition of "diversified," which applies the test set forth in this sentence to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.


OPEN-END INVESTMENT COMPANY

  The Fund, which was organized as a Maryland corporation in 1983, is an open-end management investment company. See Shares under Management of the Fund.

INVESTMENT MANAGEMENT FEES

  The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to: for the USA Fund, .60% on the first $500 million of average daily net assets,
 .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million; and, for the Insured Fund, .60% of the average daily net assets of the Series, in each case less a proportionate share of all directors' fees paid to the unaffiliated directors by the Series. See Management of the Fund.


REDEMPTION AND EXCHANGE

  Class A Shares of each Series may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Series nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of such shares purchased at net asset value, which may be subject to a contingent deferred sales charge if such purchase triggered the payment of a dealer's commission. See Front-End Sales Charge Alternative--Class A Shares under Buying Shares. Class B and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


- 3

 SUMMARY OF EXPENSES



  A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:



                                           USA FUND
                                   CLASS A  CLASS B  CLASS C
 SHAREHOLDER TRANSACTION EXPENSES  SHARES   SHARES   SHARES
 ---------------------------------------------------------
Maximum Sales Charge Imposed on
  Purchases
  (as a percentage of offering
  price)..........................  4.75%     None     None
Maximum Sales Charge Imposed on
 Reinvested Dividends (as a
 percentage of offering price)....   None     None     None
Maximum Contingent Deferred Sales
 Charge
 (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)....   None*   4.00%*   1.00%*
Redemption Fees...................   None**   None**   None**



   ANNUAL OPERATING EXPENSES                USA FUND
  (AS A PERCENTAGE OF AVERAGE    CLASS A     CLASS B    CLASS C
        DAILY NET ASSETS)        SHARES      SHARES     SHARES
 --------------------------------------------------------------
Management Fees.................  0.59%      0.59%     0.59%
12b-1 Plan Expenses (including
 service fees)..................  0.18%+/++  1.00%++   1.00%++
Other Operating Expenses........  0.15%      0.15%     0.15%+++
                                  -----      -----     -----
   Total Operating Expenses.....  0.92%      1.74%     1.74%
                                  =====      =====     =====



                                         INSURED FUND
                                   CLASS A  CLASS B  CLASS C
 SHAREHOLDER TRANSACTION EXPENSES  SHARES   SHARES   SHARES
 ---------------------------------------------------------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price).................  4.75%     None     None
Maximum Sales Charge Imposed on
 Reinvested Dividends (as a
 percentage of offering price)....   None     None     None
Maximum Contingent Deferred Sales
 Charge
 (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)....   None*   4.00%*   1.00%*
Redemption Fees...................   None**   None**   None**



   ANNUAL OPERATING EXPENSES              INSURED FUND
  (AS A PERCENTAGE OF AVERAGE    CLASS A     CLASS B     CLASS C
        DAILY NET ASSETS)        SHARES      SHARES      SHARES
 ---------------------------------------------------------------
Management Fees.................  0.59%      0.59%      0.59%
12b-1 Plan Expenses (including
 service fees)..................  0.18%+/++  1.00%++    1.00%++
Other Operating Expenses........  0.21%      0.21%      0.21%+++
                                  -----      -----      -----
   Total Operating Expenses.....  0.98%      1.80%      1.80%
                                  =====      =====      =====



  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.


  *With respect to Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase, certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a contingent deferred sales charge of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative--Class B Shares and Level Sales Charge Alternative--Class C Shares under Buying Shares.

 **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

  +The actual 12b-1 Plan expenses to be paid and, consequently, the Total
   Operating Expenses of the Class A Shares, may be somewhat more (but the 12b-1 Plan expenses may be no more than .30%) or somewhat less (but the 12b-1 Plan expenses may be no less than .10%) because of the formula adopted by the Board of Directors for use in calculating the 12b-1 Plan expenses beginning June 1, 1992. See Distribution (12b-1) and Service under Management of the Fund.


 ++Class A Shares, Class B Shares and Class C Shares of each Series are subject to separate 12b-1 Plans. Long-term shareholders of the Classes may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.


+++"Other Operating Expenses" for Class C Shares are estimates based on the actual expenses incurred by the Class B Shares for the fiscal year ended August 31, 1995.


- 4

SUMMARY OF EXPENSES


(Continued)



  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.



USA FUND



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
CLASS A SHARES        $56(1)     $75       $ 96       $155
CLASS B SHARES        $58        $85       $114       $183(2)
CLASS C SHARES        $28        $55       $ 94       $205



INSURED FUND



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
CLASS A SHARES        $57(1)     $77       $ 99       $162
CLASS B SHARES        $58        $87       $117       $190(2)
CLASS C SHARES        $28        $57       $ 97       $212



  An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:



USA FUND



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
CLASS A SHARES        $56       $75        $96        $155
CLASS B SHARES        $18       $55        $94        $183(2)
CLASS C SHARES        $18       $55        $94        $205



INSURED FUND



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
CLASS A SHARES        $57        $77        $99       $162
CLASS B SHARES        $18        $57        $97       $190(2)
CLASS C SHARES        $18        $57        $97       $212



(1)Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.


(2)At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares of the relevant Series. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature.


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

- 5

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group Tax-Free Fund, Inc.--Tax-Free USA Fund and Tax-Free Insured Fund and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Series' performance is contained in their Annual Report to shareholders. A copy of the Series' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. Information regarding Class C Shares has not been included in these tables because such shares were not offered to the public prior to the date of this Prospectus.

--------------------------------------------------------------------------------

                                                                        TAX-FREE USA FUND A CLASS
                                            ---------------------------------------------------------------------------------
                                                                               YEAR ENDED
                                            8/31/95     8/31/94     8/31/93     8/31/92(1)   8/31/91     8/31/90     8/31/89
Net Asset Value, Beginning of Period......  $12.040     $12.640     $12.130      $11.560     $11.070     $11.600     $11.020
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................    0.746       0.751       0.751        0.765       0.783       0.817       0.844
Net Gains (Losses) on Securities
 (both realized and unrealized)...........    0.030      (0.566)      0.610        0.570       0.490      (0.530)      0.580
                                             ------      ------      ------       ------      ------      ------      ------
 Total From Investment Operations.........    0.776       0.185       1.361        1.335       1.273       0.287       1.424
                                             ------      ------      ------       ------      ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......   (0.746)     (0.751)     (0.751)      (0.765)     (0.783)     (0.817)     (0.844)
Distributions from Capital Gains..........     none      (0.034)     (0.100)        none        none        none        none
Returns of Capital........................     none        none        none         none        none        none        none
                                             ------      ------      ------       ------      ------      ------      ------
 Total Distributions......................   (0.746)     (0.785)     (0.851)      (0.765)     (0.783)     (0.817)     (0.844)
                                             ------      ------      ------       ------      ------      ------      ------
Net Asset Value, End of Period............  $12.070     $12.040     $12.640      $12.130     $11.560     $11.070     $11.600
                                            =======     =======     =======      =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...........................    6.74%       1.49%      11.66%       11.91%      11.88%       2.50%      13.30%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
 omitted)................................. $758,470    $745,796    $762,574     $702,988    $669,546    $611,505    $519,867
Ratio of Expenses to Average Daily Net
 Assets...................................    0.92%       0.89%       0.89%        0.80%       0.74%       0.75%       0.75%
Ratio of Net Investment Income to Average
 Daily Net Assets.........................    6.29%       6.07%       6.10%        6.47%       6.91%       7.12%       7.35%
Portfolio Turnover Rate...................      27%         10%         12%          21%         19%         14%          8%


                                            8/31/88     8/31/87     8/31/86
Net Asset Value, Beginning of Period......  $10.930     $11.730     $10.230
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................    0.842       0.865       0.938
Net Gains (Losses) on Securities
 (both realized and unrealized)...........    0.090      (0.537)      1.500
                                             ------      ------      ------
 Total From Investment Operations.........    0.932       0.328       2.438
                                             ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......   (0.842)     (0.865)     (0.938)
Distributions from Capital Gains..........     none      (0.263)       none
Returns of Capital........................     none        none        none
                                             ------      ------      ------
 Total Distributions......................   (0.842)     (1.128)     (0.938)
                                             ------      ------      ------
Net Asset Value, End of Period............  $11.020     $10.930     $11.730
                                            =======     =======     =======
---------------------------------------------------------------------------
TOTAL RETURN(2)...........................    8.93%       0.50%      24.81%
---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
 omitted)................................. $390,987    $372,514    $252,897
Ratio of Expenses to Average Daily Net
 Assets...................................    0.77%       0.78%       0.80%
Ratio of Net Investment Income to Average
 Daily Net Assets.........................    7.76%       7.47%       8.29%
Portfolio Turnover Rate...................      25%         69%         47%

------------------

(1)Beginning June 1, 1992, the USA Fund began paying distribution expenses pursuant to a Rule 12b-1 Plan.

(2)Does not reflect maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase.

- 6

FINANCIAL HIGHLIGHTS

(Continued)

--------------------------------------------------------------------------------

                                                        TAX-FREE USA FUND B
                                                               CLASS
                                                        --------------------
                                                                     PERIOD
                                                          YEAR    5/2/94(1)
                                                         ENDED      THROUGH
                                                        8/31/95     8/31/94
Net Asset Value, Beginning of Period..................  $12.040     $12.080
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................    0.649       0.214
Net Gains (Losses) on Securities (both realized and
 unrealized)..........................................    0.030      (0.040)
                                                         ------      ------
 Total From Investment Operations.....................    0.679       0.174
                                                         ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................   (0.649)     (0.214)
Distributions from Capital Gains......................     none        none
Returns of Capital....................................     none        none
                                                         ------      ------
 Total Distributions..................................   (0.649)     (0.214)
                                                         ------      ------
Net Asset Value, End of Period........................  $12.070     $12.040
                                                         ======      ======

----------------------------------------------------------------------------------------------------
TOTAL RETURN(2).......................................    5.88%       1.45%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).............  $17,779     $ 3,937
Ratio of Expenses to Average Daily Net Assets.........    1.74%       1.74%
Ratio of Net Investment Income to Average Daily Net
 Assets...............................................    5.47%       5.22%
Portfolio Turnover Rate...............................      27%         10%

------------------

(1)Date of initial public offering. Ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer-term results.


(2)Total return does not reflect any applicable CDSC.


- 7

FINANCIAL HIGHLIGHTS

(Continued)

--------------------------------------------------------------------------------

                                                                      TAX-FREE INSURED FUND A CLASS
                                            ---------------------------------------------------------------------------------
                                                                               YEAR ENDED
                                            8/31/95     8/31/94     8/31/93     8/31/92(1)   8/31/91     8/31/90     8/31/89
Net Asset Value, Beginning of Period......  $11.020     $11.680     $11.310      $10.900     $10.460     $10.690     $10.300
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................    0.639       0.622       0.638        0.674       0.699       0.714       0.727
Net Gains (Losses) on Securities
 (both realized and unrealized)...........    0.030      (0.560)      0.400        0.410       0.440      (0.230)      0.390
                                             ------      ------      ------       ------      ------      ------      ------
 Total From Investment Operations.........    0.669       0.062       1.038        1.084       1.139       0.484       1.117
                                             ------      ------      ------       ------      ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......   (0.639)     (0.622)     (0.638)      (0.674)     (0.699)     (0.714)     (0.727)
Distributions from Capital Gains..........     none      (0.100)     (0.030)        none        none        none        none
Returns of Capital........................     none        none        none         none        none        none        none
                                             ------      ------      ------       ------      ------      ------      ------
 Total Distributions......................   (0.639)     (0.722)     (0.668)      (0.674)     (0.699)     (0.714)     (0.727)
                                             ------      ------      ------       ------      ------      ------      ------
Net Asset Value, End of Period............  $11.050     $11.020     $11.680      $11.310     $10.900     $10.460     $10.690
                                             ======     =======      ======       ======      ======      ======     =======
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)...........................    6.33%       0.54%       9.48%       10.23%      11.20%       4.63%      11.15%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's omitted)..........................  $86,756     $91,235     $96,118      $85,660     $76,700     $61,394     $54,131
Ratio of Expenses to Average Daily Net
 Assets...................................    0.98%       0.98%       0.98%        0.86%       0.83%       0.83%       0.82%
Ratio of Net Investment Income to Average
 Daily Net Assets.........................    5.89%       5.48%       5.58%        6.06%       6.50%       6.69%       6.86%
Portfolio Turnover Rate...................      68%         56%          8%          29%         10%         13%         14%


                                            8/31/88     8/31/87     8/31/86
Net Asset Value, Beginning of Period......  $10.300     $10.770      $9.510
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................    0.725       0.720       0.790
Net Gains (Losses) on Securities
 (both realized and unrealized)...........     none      (0.470)     1.260
                                             ------      ------      ------
 Total From Investment Operations.........    0.725       0.250       2.050
                                             ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......   (0.725)     (0.720)     (0.790)
Distributions from Capital Gains..........     none        none        none
Returns of Capital........................     none        none        none
                                             ------      ------      ------
 Total Distributions......................   (0.725)     (0.720)     (0.790)
                                             ------      ------      ------
Net Asset Value, End of Period............  $10.300     $10.300     $10.770
                                             ======      ======      ======
------------------------------------------------------------------------------
TOTAL RETURN(2)...........................    7.34%       2.31%(2)   22.36%(2)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's omitted)..........................  $45,464     $44,929     $35,177
Ratio of Expenses to Average Daily Net
 Assets...................................    0.82%       0.87%(3)    0.73%(3)
Ratio of Net Investment Income to Average
 Daily Net Assets.........................    7.11%       6.71%(4)    7.54%(4)
Portfolio Turnover Rate...................       9%         32%         45%

------------------

(1) Beginning June 1, 1992, the Insured Series began paying distribution expenses pursuant to a Rule 12b-1 Plan.


(2) Does not reflect maximum sales charge of 4.75% nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. Total return for 1986 and 1987 reflect the expense limitations referenced in Notes 3 and 4.


(3) Ratios of expenses to average daily net assets prior to expense limitation were, for the Insured Fund, 0.89% for 1987 and 1.09% for 1986.


(4) Ratios of net investment income to average daily net assets prior to expense limitation were, for the Insured Fund, 6.69% for 1987 and 7.18% for 1986.


- 8

FINANCIAL HIGHLIGHTS
(Continued)
--------------------------------------------------------------------------------


                                                       TAX-FREE INSURED FUND
                                                              B CLASS
                                                       ---------------------
                                                                    PERIOD
                                                                    5/2/94(1)
                                                                    THROUGH
                                                       8/31/95      8/31/94
Net Asset Value, Beginning of Period.................  $11.020      $10.990
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................................    0.550        0.179
Net Gains (Losses) on Securities (both realized and
 unrealized).........................................    0.030        0.030
                                                        ------       ------
 Total From Investment Operations....................    0.580        0.209
                                                        ------       ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.................   (0.550)      (0.179)
Distributions from Capital Gains.....................     none         none
Returns of Capital...................................     none         none
                                                        ------       ------
 Total Distributions.................................   (0.550)      (0.179)
                                                        ------       ------
Net Asset Value, End of Period.......................  $11.050      $11.020
                                                        ======       ======
------------------------------------------------------------------------------
TOTAL RETURN(2)......................................    5.47%        1.91%(3)
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)............  $ 2,448      $   826
Ratio of Expenses to Average Daily Net Assets........    1.80%        1.83%(3)
Ratio of Net Investment Income to Average Daily Net
 Assets..............................................    5.07%        4.63%(3)
Portfolio Turnover Rate..............................      68%          56%


------------------

(1)Date of initial public offering.


(2)Total return does not reflect any applicable CDSC.


(3)Ratios have been annualized but total return has not been annualized.


- 9

INVESTMENT OBJECTIVE
AND POLICIES

  The objective of the USA Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital.
  The objective of the Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and as is consistent with prudent investment management and preservation of capital.
  The objective of each Series cannot be changed without approval by the shareholders of that Series. There is no assurance that the objective of each Series can be achieved. Bond insurance reduces the risk of loss due to default by an issuer, but such bonds remain subject to the risk of market fluctuation. Also, there is no assurance that any insurance company will meet its obligations.
  Municipal securities are debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general operating expenses.

SUITABILITY
  Each Series may be suitable for longer-term investors. Investors should be willing to accept the risk of investments in municipal bonds. An investment in either Series of the Fund permits an investor to participate in these types of instruments while affording the advantages of diversification and a high degree of liquidity. Ownership of Series shares also reduces the bookkeeping and administrative inconveniences connected with the direct purchase of such obligations.
  The insurance features of the Insured Fund may somewhat lessen risk as well as yield. The net asset value of each Series' shares can generally be expected to fluctuate inversely to changes in interest rates.

INVESTMENT STRATEGY

TAX-EXEMPT INVESTMENTS
  Each Series invests primarily in municipal securities paying interest income which, in the opinion of the bond issuer's counsel, is exempt from federal income tax. These securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Typically, the maturity of municipal bonds in which the USA Fund and the Insured Fund invest will range between five and 30 years.
  Each Series intends to invest at least 80% of its net assets under normal market conditions in the types of securities described above as a fundamental policy. Each Series may invest up to 20% of its net assets in bonds the income from which is subject to the federal alternative minimum tax. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations (commonly referred to as "private activity" or "private purpose" bonds) is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax.
  The following table shows what the impact of tax-free investing can be for shareholders.


1995 RATES                                              4.0%*          5.0%*          6.0%*          7.0%*
                                          FEDERAL      FEDERAL        FEDERAL        FEDERAL        FEDERAL
            TAXABLE INCOME                  TAX        TAXABLE        TAXABLE        TAXABLE        TAXABLE
  JOINT RETURN         SINGLE RETURN       RATE       EQUIVALENT     EQUIVALENT     EQUIVALENT     EQUIVALENT
$0-38,000            $0-22,750             15%           4.7%           5.9%           7.1%            8.2%
$38,001-91,850       $22,751-55,100        28%           5.6%           6.9%           8.3%            9.7%
$91,851-140,000      $55,101-115,000       31%           5.8%           7.2%           8.7%           10.1%
$140,001-250,000     $115,001-250,000      36%+          6.3%           7.8%           9.4%           10.9%
Over $250,000        Over $250,000         39.6%+        6.6%           8.3%           9.9%           11.6%



  The equivalent yields are calculated on 4, 5, 6 and 7 percent tax-free yields. While it is expected that the Series will invest principally in obligations generating interest exempt from federal income tax, other income received by the Series may be taxable and certain income received by the Series may be subject to the federal alternative minimum tax.

*This should not be considered representative of the Series' yield at any specific time.
+For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above table does not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

QUALITY RESTRICTIONS

  The USA Fund intends to invest at least 80% of its portfolio in debt obligations that are rated in the top four grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") at the time of purchase. The fourth grade is considered medium grade and may have speculative characteristics. The USA Fund may invest up to 20% of its assets in securities with a rating lower than the top four grades and in unrated securities. These securities are speculative and may involve greater risks and have higher yields.


- 10

  The market values of such securities tend to reflect individual developments affecting the issuer to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions and generally involve more credit risk than higher-rated securities.

  Projects which are financed by the issuance of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, projects financed by high yielding securities may experience financial stress. During such periods, such projects may not have sufficient funds to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments, or the issuer's inability to meet specific projected revenue forecasts, or by the unavailability of additional financing.
  The market for lower-rated fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent a secondary trading market for high yielding, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher-rated securities.
  Factors adversely impacting the market value of high yielding securities may adversely impact the USA Fund's net asset value. In addition, the USA Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holding. The USA Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.
  Some municipal bonds are backed by the issuer's full faith and credit while others are secured by a specific revenue source and are not backed by any general taxing power. The USA Fund will invest in both types.

  The Insured Fund intends to invest at least 80% of its assets in debt obligations which are insured by various insurance companies that undertake to pay to a holder the interest or principal amount of an obligation if the interest or principal is not paid by the issuer when due. At present, the Municipal Bond Insurance Association ("MBIA"), AMBAC Indemnity Corporation ("AMBAC Indemnity") and Financial Guaranty Insurance Company ("FGIC") provide a substantial portion of such insurance. Accordingly, at different times, a substantial portion of the Insured Fund's portfolio may consist of municipal bonds that are insured by a single insurance company. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. There is no assurance that the insurance company will meet its obligations. The Manager does not look to the creditworthiness of a private insurer. Instead, the Manager reviews the creditworthiness of the actual issuer and its ability to pay interest and principal. Insurance on municipal bonds that is purchased by the Insured Fund will generally have been obtained by the bond issuer and attached to the bonds for their lifetime, although in some instances this Series will obtain insurance on bonds while they are held by the Series.


DIVERSIFICATION

  Each Series' portfolio of assets is nondiversified as defined by the 1940 Act. This means that the Manager has the flexibility to invest as much as 50% of each Series' assets in as few as two issuers provided no single issuer accounts for more than 25% of the portfolio. The remaining 50% of each portfolio must be diversified so that no more than 5% of it is invested in the securities of a single issuer. Those limitations notwithstanding, and except as otherwise provided herein, each Series may invest up to 20% of its assets in U.S. Government securities and government agency securities that are backed by the U.S. Government, its agencies or instrumentalities. Because the Series may invest their assets in fewer issuers, the value of Series shares may increase or decrease more rapidly than if the Fund were fully diversified. In the event a Series invests more than 5% of its assets in a single issuer, it would be affected more than a fully diversified fund if that issuer were to encounter difficulties in satisfying its financial obligations.


- 11

  Each Series may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, each Series may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental issuer. A Series will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.
  Percentage limitations outlined above are determined at the time an investment is made.

OTHER CONSIDERATIONS
  Each Series may invest, without limit, in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes, as well as variable and floating rate demand obligations. Short-term securities will be rated in the top two grades by a nationally-recognized rating agency.

  Under abnormal conditions, each Series may invest in taxable instruments for temporary defensive purposes. These would include instruments such as obligations of the U.S. Government, its agencies and instrumentalities, commercial paper, certificates of deposit of domestic banks and other debt instruments. The above investments will be rated at least A-2, P-2 or MIG-2.

  Each Series may invest in "when-issued securities." When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement the Series does not accrue interest, but the market value may fluctuate. This can result in a Series' share value increasing or decreasing. If a Series invests in securities of this type, it will maintain a segregated account to pay for them and mark them to market daily.
  The Tax Reform Act of 1986 limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued.
  Each Series intends to seek to achieve a high level of tax-exempt income. However, if a Series invests in newly-issued private purpose bonds, a portion of that Series' distributions would be subject to the federal alternative minimum tax. Each Series may invest up to 20% of its assets in bonds the income from which is subject to the federal alternative minimum tax.
  While the Series are permitted, they normally do not borrow money or invest in repurchase agreements. A Series will not purchase investment securities while it has an outstanding borrowing. Each Series may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as discussed more fully below. A Series may invest no more than 10% of the value of its net assets in illiquid securities. Part B sets forth other more specific investment restrictions and descriptions of Moody's and S&P ratings.

  The weighted portfolio maturity at the end of the fiscal year was 22 years for USA Fund and 24 years for Insured Fund.


RULE 144A SECURITIES

  Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Series' 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.


- 12

THE DELAWARE DIFFERENCE
PLANS AND SERVICES
  The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

INVESTOR INFORMATION CENTER
  800-523-4640

  (PHILADELPHIA 215-988-1333)

     FUND INFORMATION; LITERATURE;
     PRICE, YIELD AND PERFORMANCE FIGURES

SHAREHOLDER SERVICE CENTER
  800-523-1918

  (PHILADELPHIA 215-988-1241)

     INFORMATION ON EXISTING REGULAR INVESTMENT ACCOUNTS AND RETIREMENT PLAN ACCOUNTS;
     WIRE INVESTMENTS; WIRE LIQUIDATIONS;
     TELEPHONE LIQUIDATIONS; TELEPHONE EXCHANGES

DELAPHONE
  800-362-FUND
  (800-362-3863)

SHAREHOLDER SERVICES

  During business hours, you can call the Fund's Shareholder Service Center. Our representatives can answer any questions about your account, the Series, various service features and other funds in the Delaware Group.


PERFORMANCE INFORMATION
  During business hours, you can call the Investor Information Center to get current yield information. Current yield and total return information may also be included in advertisements and information given to shareholders. Yields are computed on an annual basis over a 30-day period.

DELAPHONE SERVICE

  Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information faster than the mailed statements and confirmations. Delaphone is available seven days a week, 24 hours a day.


STATEMENTS AND CONFIRMATIONS

  You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


DUPLICATE CONFIRMATIONS
  If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

DIVIDEND REINVESTMENT PLAN

  You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.


  Reinvestments of distributions into Class A Shares of the Series or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Series or of other Delaware Group funds or into Class C Shares of the Series or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.


  Holders of Class A Shares of the Series may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Series. Holders of Class B Shares of the Series may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Series may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See Class B Funds and Class C Funds under Buying Shares for a list of the funds offering those classes of shares. For more information about reinvestments, please call the Shareholder Service Center.


- 13

EXCHANGE PRIVILEGE

  The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


WEALTH BUILDER OPTION

  You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.


RIGHT OF ACCUMULATION

  With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Series with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge. Under the COMBINED PURCHASES PRIVILEGE, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.


LETTER OF INTENTION

  The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Buying Shares and Part B.


12-MONTH REINVESTMENT PRIVILEGE

  The 12-Month Reinvestment Privilege permits you to reinvest proceeds of Class A Shares within one year of the date of redemption, without a front-end sales charge. See Part B.



DELAWARE GROUP ASSET PLANNER


  Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four pre-designed allocation Strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor a Strategy that meets their personal needs and goals. See How to Buy Shares under Buying Shares.


FINANCIAL INFORMATION ABOUT THE FUND

  Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Series' investments and performance. The Fund's fiscal year ends on August 31.


- 14

BUYING SHARES

PURCHASE AMOUNTS

  Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be $100 or more. In addition, there is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.


ALTERNATIVE PURCHASE ARRANGEMENTS

  Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").


  Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. See Contingent Deferred Charges for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative-Class A Shares, below.


  Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares of the relevant Series. See Automatic Conversion of Class B Shares, below.


  Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares. Class C Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within twelve months of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.


- 15

  The alternative purchase arrangements described above permit investors in the Series to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within twelve months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses to which each of the Classes is subject and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.


  As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to
 .30%, whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares will not have their full purchase amount invested in the Series.


  Certain other investors might determine it to be more advantageous to purchase Class B Shares and have all their funds invested initially, although they would be subject to a CDSC for up to six years after purchase, as well as annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares of the relevant Series. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just twelve months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested under the deferred sales charge alternative or the level sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional money.


  Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential impact on a long-term shareholder's investment in a Series under each of the purchase options.


  For the distribution and related services provided to, and the expenses borne on behalf of, the Series, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges provide for the financing of the distribution of the respective Classes. See 12b-1 Distribution Plans--Class A, Class B and Class C Shares.


  Dividends paid by the Series with respect to the Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B Shares and the Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.


  The NASD has adopted certain rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES

  The Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.


- 16

  Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.


                           USA Fund and Insured Fund
                                    A Class


-----------------------------------------------------------------------
                               Front-End Sales              Dealer's
                               Charge as % of             Concession***
                        Offering         Amount              as % of
 Amount of Purchase      Price         Invested**        Offering Price
-----------------------------------------------------------------------
                                     USA      Insured
                                    Fund       Fund
Less than $100,000        4.75%     4.97%      4.98%           4.00%
$100,000 but under
  $250,000                3.75      3.89       3.89            3.00
$250,000 but under
  $500,000                2.50      2.57       2.53            2.00
$500,000 but under
  $1,000,000*             2.00      2.07       2.08            1.60



  *There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.


 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.


***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


--------------------------------------------------------------------------------


The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.



From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

--------------------------------------------------------------------------------


  For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:



       AMOUNT OF PURCHASE                 DEALERS'S COMMISSION
---------------------------------------------------------------------
                                 (as a percentage of amount purchased)
Up to $2 million                                  1.00%
Next $1 million up to $3 million                   .75
Next $2 million up to $5 million                   .50
Amount over $5 million                             .25


  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with the Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.
  Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

COMBINED PURCHASES PRIVILEGE

  By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Series and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included, unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.


- 17

  This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

  It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.


  Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative-- Class A Shares under Buying Shares.


BUYING AT NET ASSET VALUE
  Class A Shares of the Series may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)

  Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

  The Series must be notified in advance that an investment qualifies for purchase at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

  Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.


  Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of the Series to sell the Class B Shares without deducting a front-end sales charge at the time of purchase.


  Shareholders of a Series' Class B Shares exercising the exchange privilege described below will continue to be subject to the CDSC schedule described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule relating to the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


- 18

AUTOMATIC CONVERSION OF CLASS B SHARES

  Except for shares acquired through a reinvestment of dividends, Class B Shares held for eight years after purchase are eligible for automatic conversion into Class A Shares of the same Series. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares.


  Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

  All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


LEVEL SALES CHARGE ALTERNATIVE--CLASS C SHARES


  Class C Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within twelve months of purchase, a CDSC.


  Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.


  Shareholders of the Series' Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Series' C Class shares described in this Prospectus. See Redemption and Exchange.



CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES


  Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of a Series, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

  The following table sets forth the rates of the CDSC for the Class B Shares of each Series:

                  CONTINGENT DEFERRED
                     SALES CHARGE
                  (AS A PERCENTAGE OF
  YEAR AFTER         DOLLAR AMOUNT
PURCHASE MADE     SUBJECT TO CHARGE)
--------------    -------------------
0-2                       4%
3-4                       3%
5                         2%
6                         1%
7 and
  thereafter             None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the relevant Series, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets representing such shares.


- 19

  In determining whether a CDSC is applicable to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to the Class C Shares, it will be assumed that shares held for more than twelve months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for twelve months or less. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.


  The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC under Redemption and Exchange.



12B-1 DISTRIBUTION PLANS--CLASS A, CLASS B AND CLASS C SHARES


  Under the distribution plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, each Series is permitted to pay the Distributor annual distribution fees of up to .30% of the average daily net assets of the relevant Class A Shares, 1% of the average daily net assets of the relevant Class B Shares and 1% of the average daily net assets of the relevant Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase Class B Shares or Class C Shares through dealers or brokers without the assessment of a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For more detailed discussion of the 12b-1 Plans relating to the Class A, Class B and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.



OTHER PAYMENTS TO DEALERS--CLASS A, CLASS B AND CLASS C SHARES

  In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

  Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.



CLASS B FUNDS AND CLASS C FUNDS


  The following funds currently offer Class B Shares and Class C Shares:
Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Intermediate Fund of the Fund, Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., Global Assets Series, Global Bond Series and International Equity Series of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust--Pennsylvania and each Series of the Fund.


DIVIDEND ORDERS

  YOU MAY HAVE THE DIVIDENDS EARNED IN ONE FUND AUTOMATICALLY INVESTED IN ANOTHER DELAWARE GROUP FUND WITH A DIFFERENT INVESTMENT OBJECTIVE. For more information, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.


- 20

HOW TO BUY SHARES
  The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

INVESTING THROUGH YOUR INVESTMENT DEALER
  You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

INVESTING BY MAIL

1. Initial Purchases--An Investment Application must be completed, signed and sent with a check payable to the specific Class selected at 1818 Market Street, Philadelphia, PA 19103.



2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.


INVESTING BY WIRE

  You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).



1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application to the specific Class selected at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.


DELAWARE GROUP ASSET PLANNER


  To invest in Delaware Group funds using the Asset Planner service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser. The sales charge on the investment is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available for use inside the Asset Planner service; however, only "like" class shares may be used within the same Strategy.


  An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of your Fund accounts if not paid by September 30th. See the Statement of Additional Information.


  Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.


  Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


INVESTING BY EXCHANGE

  If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of a Series. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.


- 21

  Shareholders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their shares for Class B Shares or Class C Shares of the Series or for Class B Shares or Class C Shares of any other fund in the Delaware Group. Shareholders of Class B Shares of the Series are permitted to exchange all or part of their Class B Shares only into the corresponding class of shares of the Class B Funds. Similarly, shareholders of Class C Shares of the Series are permitted to exchange all or part of their Class C Shares only into the corresponding class of shares of the Class C Funds. Class B Shares of the Series and Class C Shares of the Series acquired by exchange will continue to carry the contingent deferred sales charge and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares a Series acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Series.


  Permissible exchanges into Class A Shares of the Series will be made without a front-end sales charge imposed by the Series, except for exchanges from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Series will be made without the imposition of a contingent deferred sales charge by the fund from which the exchange is being made at the time of the exchange.


ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT
  Call the Shareholder Service Center for more information if you wish to use the following services:

1. Direct Deposit

  YOU MAY HAVE YOUR EMPLOYER OR BANK MAKE REGULAR INVESTMENTS DIRECTLY TO YOUR ACCOUNT FOR YOU (for example: payroll deduction, pay by phone, annuity payments). The Series also accept preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.


2. Automatic Investing Plan

  THE AUTOMATIC INVESTING PLAN ENABLES YOU TO MAKE REGULAR MONTHLY INVESTMENTS WITHOUT WRITING OR MAILING CHECKS. You may authorize the Fund to transfer a designated amount monthly from your checking account to your Series account. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.


                                     * * *


  Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Series.


PURCHASE PRICE AND EFFECTIVE DATE

  The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


  The effective date of a purchase made through an investment dealer is the date the order is received by the Series. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


THE CONDITIONS OF YOUR PURCHASE

  The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


- 22

  The Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their below minimum status and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low balance accounts. No fees will be charged without proper notice and no contingent deferred sales charge will apply to such assessments.


  The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under a class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


REDEMPTION AND EXCHANGE


  YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other tax-advantaged funds, equity funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.


  Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. A shareholder submitting a redemption may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC, in the case of Class B or Class C Shares or, if applicable, the Limited CDSC in the case of Class A Shares, and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.


- 23

  Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918 (in Philadelphia, 215-988-1241). The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.


  The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.


  There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.


  Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the relevant Series. In an exchange of Class B Shares, the Series' CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in the New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in the New Shares were made directly.


  Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.


  All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.


  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.


WRITTEN REDEMPTION

  You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


- 24

  Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. The Fund issues certificates for Class A Shares only if a shareholder submits a specific request. The Fund does not issue certificates for Class B Shares or Class C Shares.


WRITTEN EXCHANGE

  You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.


TELEPHONE REDEMPTION AND EXCHANGE

  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.


  The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.


  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.


TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD

  THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.


TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK

  Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


  If expedited payment by check or wire could adversely affect the Series, the Fund may take up to seven days to pay.


TELEPHONE EXCHANGE

  The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.


- 25

SYSTEMATIC WITHDRAWAL PLANS


  This plan provides shareholders with a consistent monthly (or quarterly) payment. THIS IS PARTICULARLY USEFUL TO SHAREHOLDERS LIVING ON FIXED INCOMES, SINCE IT CAN PROVIDE THEM WITH A STABLE SUPPLEMENTAL AMOUNT. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Series account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Series account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.


                                     * * *


  Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value, below. With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of CDSC--Class B and Class C Shares below.


  For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.


WEALTH BUILDER OPTION

  Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Series account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account in any fund must meet such other fund's minimum initial purchase requirements. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.


  Shareholders can use the Wealth Builder Option to invest in the Series through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.


CONTINGENT DEFERRED SALES CHARGE FOR
CERTAIN PURCHASES OF CLASS A SHARES MADE AT
NET ASSET VALUE

  A Limited CDSC will be imposed by the Series upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.


- 26

  The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.


  Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Series assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of the Series or the Class A Shares acquired in the exchange.


  In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.



WAIVER OF LIMITED CDSC--CLASS A SHARES


  The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value under Buying Shares).



WAIVER OF CDSC--CLASS B AND CLASS C SHARES


  The CDSC is waived on redemptions of Class B Shares if the redemption results from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size.


  The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed.


  In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


- 27

DIVIDENDS AND DISTRIBUTIONS


  The Fund declares a dividend on each Series to all shareholders of record at the time the offering price of shares is determined. See Purchase Price and Effective Date under Buying Shares. Thus, when redeeming shares, dividends continue to be credited up to and including the date of redemption.


  Purchases of shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.


  Each Class of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares of a Series will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

  Dividends are declared daily and paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Any distributions from net realized securities profits will be distributed annually in the quarter following the close of the fiscal year.

  Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the Delaware Group's MoneyLine service and have such payments transferred from your Series account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plans under Redemption and Exchange for information regarding authorization of this service. (See The Delaware Difference for more information on reinvestment options.)


  The Series anticipates that substantially all of its dividends from net investment income paid to shareholders will be exempt from federal income tax. During the fiscal year ended August 31, 1995, dividends totaling $0.746 and $0.649 per share of the Class A Shares and the Class B Shares, respectively, of the USA Fund, and $0.639 and $0.550 per share of the Class A Shares and the Class B Shares, respectively, of the Insured Fund were paid from net investment income, all of which were exempt from federal income tax. Class C Shares were not offered prior to the date of this Prospectus.


- 28

TAXES


  Each Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, each Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code. Each Series intends to distribute substantially all of the its net investment income and net capital gains, if any.

  Each Series intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends distributed to shareholders are excluded from a shareholder's gross income for federal tax purposes.
  A portion of each Series' dividends may be derived from income on "private activity" municipal bonds and therefore may be a preference item under federal tax law and subject to the federal alternative minimum tax. No portion of a Series' distributions will be eligible for the dividends-received deduction for corporations.
  To the extent dividends are derived from taxable income on temporary investments or short-term capital gains, they are treated as ordinary income, whether received in cash or in additional shares. In addition, gain from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of the accrued market discount.
  Distributions paid by a Series from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of a Series' management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Series are made shortly before the record date for a capital gains distribution, a portion of the investment will be returned as a taxable distribution.

  Dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Series and received by the shareholder on December 31 of the calendar year in which they are declared.


  The sale of shares of a Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a Series' shares which had been held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares. All or a portion of the sales charge incurred in acquiring Series shares will be excluded from the federal tax basis of any of such shares sold or exchanged within ninety days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Series or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

  Exempt-interest dividends paid by the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's Social Security benefits would be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns.

  The automatic conversion of Class B Shares into Class A Shares of the relevant Series at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Buying Shares.

  The exemption of dividends for regular federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. It is recommended that shareholders consult their tax advisers in this regard.

- 29

  Shares of each Series will be exempt from Pennsylvania county personal property taxes. The Fund will report annually the percentage of interest income earned on the municipal obligations on a state-by-state basis during the proceeding calendar year.
  Each year, the Fund will mail you information on the tax status of each Series' dividends and distributions.
  The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

  The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Series.

  See Taxes in Part B for additional information on tax matters relating to the Series and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE


  Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV"). The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

  The NAV per share for each Series is computed by adding the value of all securities and other assets in that Series' portfolio, deducting any liabilities of that Series (expenses and fees are accrued daily) and dividing by the number of that Series' shares outstanding. Debt securities are priced at fair value by an independent pricing service using methods approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

  Each of a Series' three classes will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by a Series will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Series represented by the value of shares of such classes, except that Class A Shares, Class B Shares and Class C Shares will bear only the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each class, the dividends paid to each class of a particular Series may vary. However, the NAV per share of each class of a particular Series is expected to be equivalent.


- 30

MANAGEMENT OF THE FUND
DIRECTORS
  The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
  The Manager furnishes investment management services to the Fund.

  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On August 31, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $27 billion in assets in the various institutional (approximately $17,506,688,000) and investment company (approximately $10,068,867,000) accounts.


  The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and the Manager were executed following shareholder approval.


  The Manager manages each Series' portfolio and makes and implements investment decisions. The Manager also administers the Fund's affairs and pays the Fund's rent and the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the annual compensation paid to the Manager is equal to: for the USA Fund, .60% on the first $500 million of average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million; and for the Insured Fund, .60% of the average daily net assets of the Series, less in each case a proportionate share of all directors' fees paid to the unaffiliated directors by the Series. The investment management fees paid by each of the USA Fund and the Insured Fund for the fiscal year ended August 31, 1995 were .59% of average daily net assets.


  Patrick P. Coyne assumed primary responsibility for making day-to-day investment decisions for each Series as of July 1, 1994. A graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School, Mr. Coyne joined the Delaware Group's fixed income department in 1990. Prior to that, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

  In making investment decisions for the Series, Mr. Coyne consults with Paul E. Suckow, J. Michael Pokorny and other members of the Delaware Group's fixed income department. Mr. Suckow is the Chief Investment Officer for fixed income. A Chartered Financial Analyst, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation. Mr. Pokorny is a graduate of William and Mary College with over 29 years of fixed income experience. He joined the Delaware Group in 1978.

PORTFOLIO TRADING PRACTICES

  The Series may sell securities without regard to the length of time they have been held. Trading will be undertaken principally to achieve the Series' objectives in light of expected changes in interest rates. The degree of trading activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders. Given the Series' investment objectives, annual portfolio turnover rates are not expected to exceed 100% for either Series. During the past two fiscal years, portfolio turnover rates for the USA Fund were 10% for 1994 and 27% for 1995 and for the Insured Fund were 56% for 1994 and 68% for 1995.

  The Manager uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Manager may consider a broker/dealer's sales of Series shares in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

- 31

PERFORMANCE INFORMATION

  From time to time, each Series may quote yield or total return performance of its Classes in advertising and other types of literature.


  The current yield for each of the Classes will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The Series may also publish a tax-equivalent yield concerning a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to such Class' yield.


  Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. The Series may, in addition, advertise aggregate and average total return information over additional periods of time. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.

  Yield and net asset value fluctuate and are not guaranteed. Past performance is not an indication of future results.

DISTRIBUTION (12B-1) AND SERVICE

  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for each Series under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995.


  The Fund has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of each Series (the "Plans"). The Plans permit the Series to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning each Class and increase sales of each Class. In addition, the Series may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of its shares or provide services in respect of the shares, pursuant to service agreements with the Series.


  The 12b-1 Plan expenses relating to each of the Class B Shares and the Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


  The aggregate fees paid by a Series from the assets of the respective Classes to the Distributor and others under the Plans may not exceed .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.


- 32

  Effective June 1, 1992, the Board of Directors has determined that the annual fee payable on a monthly basis, under the Plans for the Class A Shares of the USA Fund and the Insured Fund, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by the Class A Shares of the Series that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares of the Series that were acquired before June 1, 1992. While this is the method for calculating the Class A Shares' 12b-1 expense, such expense is a Class A Shares' expense so that all shareholders of the Class A Shares, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under such Plans will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the expenses which will be payable under the Plans relating to the Class A Shares, such Plans permit the Class A Shares of each Series to pay a full .30% on all assets at any time following Board approval.

  While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.


  The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Series under Agreements with each Series dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent.

  The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES

  Each Series is responsible for all of its own expenses other than those borne by the Manager under its Investment Management Agreement and those borne by the Distributor under its Distribution Agreement. The ratios of expenses to average daily net assets for the Class A Shares and the Class B Shares of the USA Fund for the fiscal year ended August 31, 1995 were 0.92% and 1.74%, respectively. The ratios of expenses to average daily net assets for the Class A Shares and the Class B Shares of the Insured Fund for the fiscal year ended August 31, 1995 were 0.98% and 1.80%, respectively. The Fund anticipates that the expense ratio for Class C Shares will be identical to the expense ratio for the respective Class B Shares. The expense ratio for each Class reflects the impact of its 12b-1 Plan.


SHARES

  The Fund is an open-end management investment company and each Series' portfolio of assets is nondiversified as defined by the 1940 Act. Commonly known as a mutual fund, the Fund was organized as a Maryland corporation on August 17, 1983. The Fund currently offers three classes of shares for each of its series-- Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund (shares of which are offered through a separate prospectus). The shares of each Series have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects.


  Shares of each class within a Series represent proportionate interests in the assets of that Series and have the same voting and other rights and preferences as the other classes of shares of that Series, except that, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Series may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares of a Series may vote on any proposal to increase materially the fees to be paid by that Series under the Rule 12b-1 Plan relating to the Class A Shares.


- 33

  All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Shares of each Series have a priority over shares of any other series of the Fund in the assets and income of that Series, and each Series will vote separately on any matter which affects only that Series. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.

  Prior to May 2, 1994, the Tax-Free USA Fund A Class was known as the Tax-Free USA Fund, and prior to June 1, 1992, it was known as the USA Series. Prior to May 2, 1994, the Tax-Free Insured Fund A Class was known as the Tax-Free Insured Fund, and prior to June 1, 1992, it was known as the USA Insured Series.

- 34

APPENDIX A


TAX-FREE USA FUND


TAX-FREE INSURED FUND



ILLUSTRATIONS OF THE POTENTIAL IMPACT ON INVESTMENT BASED ON PURCHASE OPTION



$10,000 PURCHASE


                   SCENARIO 1                          SCENARIO 2                          SCENARIO 3
                  NO REDEMPTION                      REDEEM 1ST YEAR                     REDEEM 3RD YEAR
         -------------------------------     -------------------------------     -------------------------------
YEAR     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
----     -------     -------     -------     -------     -------     -------     -------     -------     -------
  0        9,525      10,000      10,000       9,525      10,000      10,000       9,525      10,000      10,000
  1       10,192      10,630      10,630      10,192      10,230      10,530+     10,192      10,630      10,630
  2       10,905      11,300      11,300                                          10,905      11,300      11,300
  3       11,669      12,012      12,012                                          11,669      11,712      12,012+
  4       12,485      12,768      12,768
  5       13,359      13,573      13,573
  6       14,294      14,428      14,428
  7       15,295      15,337      15,337
  8       16,366+     16,303      16,303
  9       17,511      17,444*     17,330
 10       18,737      18,665*     18,422

                   SCENARIO 4
                 REDEEM 5TH YEAR
         -------------------------------
YEAR     CLASS A     CLASS B     CLASS C
----     -------     -------     -------
  0        9,525     10,000      10,000
  1       10,192     10,630      10,630
  2       10,905     11,300      11,300
  3       11,669     12,012      12,012
  4       12,485     12,768      12,768
  5       13,359     13,373      13,573+
  6
  7
  8
  9
 10


------------------


*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.



$250,000 PURCHASE


                   SCENARIO 1                          SCENARIO 2                          SCENARIO 3
                  NO REDEMPTION                      REDEEM 1ST YEAR                     REDEEM 3RD YEAR
         -------------------------------     -------------------------------     -------------------------------
YEAR     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
----     -------     -------     -------     -------     -------     -------     -------     -------     -------
  0      243,750     250,000     250,000     243,750     250,000     250,000     243,750     250,000     250,000
  1      260,813     265,750     265,750     260,813     255,750     263,250+    260,813     265,750     265,750
  2      279,069     282,492     282,492                                         279,069     282,492     282,492
  3      298,604     300,289     300,289                                         298,604     292,789     300,289+
  4      319,507+    319,207     319,207
  5      341,872     339,318     339,318
  6      365,803     360,695     360,695
  7      391,409     383,418     383,418
  8      418,808     407,574     407,574
  9      448,124     436,104*    433,251
 10      479,493     466,631*    460,546

                    SCENARIO 4
                 REDEEM 5TH YEAR
         -------------------------------
YEAR     CLASS A     CLASS B     CLASS C
----     -------     -------     -------
  0      243,750     250,000     250,000
  1      260,813     265,750     265,750
  2      279,069     282,492     282,492
  3      298,604     300,289     300,289
  4      319,507+    319,207     319,207
  5      341,872     334,318     339,318
  6
  7
  8
  9
 10


------------------


*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.


Assumes a hypothetical return for Class A of 7% per year, a hypothetical return for Class B of 6.3% for years 1-8 and 7% for years 9-10, and a hypothetical return for Class C of 6.3% per year. Hypothetical returns vary due to the different expense structure for each Class and do not represent actual performance.


Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).


Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).


Class C purchase assessed 1% CDSC upon redemption in year 1.


Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.


- 35

APPENDIX B--RATINGS


BONDS
  Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
  Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

- 36

      The Delaware Group includes funds
    with a wide range of investment objectives.
    Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals.
    For more information, contact
    your financial adviser or call
    Delaware Group at 800-523-4640,
    in Philadelphia call 215-988-1333.


    INVESTMENT MANAGER
    Delaware Management Company, Inc.
    One Commerce Square
    Philadelphia, PA 19103

    NATIONAL DISTRIBUTOR

    Delaware Distributors, L.P.

    1818 Market Street
    Philadelphia, PA 19103

    SHAREHOLDER SERVICING,
    DIVIDEND DISBURSING
    AND TRANSFER AGENT
    Delaware Service Company, Inc.
    1818 Market Street
    Philadelphia, PA 19103

    LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young
    One Commerce Square
    Philadelphia, PA 19103

    INDEPENDENT AUDITORS
    Ernst & Young LLP
    Two Commerce Square
    Philadelphia, PA 19103

    CUSTODIAN
    Morgan Guaranty Trust Company of New York
    60 Wall Street
    New York, NY 10260

------------------------------------------------------
 TAX-FREE USA FUND
------------------------------------------------------
 TAX-FREE INSURED FUND
------------------------------------------------------
 TAX-FREE USA
 INTERMEDIATE FUND
------------------------------------------------------
 DELAWARE GROUP TAX-FREE FUND, INC.
------------------------------------------------------

 PART B

 STATEMENT OF
 ADDITIONAL INFORMATION
------------------------------------------------------

 NOVEMBER 29, 1995
                        DELAWARE
                        GROUP

                        --------

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 1

---------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                               NOVEMBER 29, 1995

---------------------------------------------------------------
   DELAWARE GROUP
---------------------------------------------------------------
   TAX-FREE FUND, INC.
---------------------------------------------------------------

   1818 MARKET STREET
   PHILADELPHIA, PA 19103

---------------------------------------------------------------
   FOR PROSPECTUS AND PERFORMANCE:
      NATIONWIDE 800-523-4640

      PHILADELPHIA 215-988-1333


   INFORMATION ON EXISTING ACCOUNTS:
         (SHAREHOLDERS ONLY)

      NATIONWIDE 800-523-1918
      PHILADELPHIA 215-988-1241

   DEALER SERVICES:
         (BROKER/DEALERS ONLY)

      NATIONWIDE 800-362-7500

      PHILADELPHIA 215-988-1050

---------------------------------------------------------------

   TABLE OF CONTENTS

---------------------------------------------------
   COVER PAGE                                     1
---------------------------------------------------
   INVESTMENT OBJECTIVES AND POLICIES             2
---------------------------------------------------
   MUNICIPAL BOND INSURANCE                       7
---------------------------------------------------
   PERFORMANCE INFORMATION                        7
---------------------------------------------------
   TRADING PRACTICES AND BROKERAGE               11
---------------------------------------------------
   PURCHASING SHARES                             13
---------------------------------------------------
   INVESTMENT PLANS                              18
---------------------------------------------------
   DETERMINING OFFERING PRICE AND
     NET ASSET VALUE                             20
---------------------------------------------------
   REDEMPTION AND REPURCHASE                     20
---------------------------------------------------
   DIVIDENDS AND REALIZED SECURITIES PROFITS
     DISTRIBUTIONS                               23
---------------------------------------------------
   TAXES                                         24
---------------------------------------------------
   INVESTMENT MANAGEMENT AGREEMENT               25
---------------------------------------------------
   OFFICERS AND DIRECTORS                        27
---------------------------------------------------
   EXCHANGE PRIVILEGE                            30
---------------------------------------------------
   GENERAL INFORMATION                           32
---------------------------------------------------
   APPENDIX A--DESCRIPTION OF RATINGS            34
---------------------------------------------------
   APPENDIX B--EQUIVALENT YIELDS:
     TAX-EXEMPT VS. TAXABLE SECURITIES           35
---------------------------------------------------
   FINANCIAL STATEMENTS                          36
---------------------------------------------------


  Delaware Group Tax-Free Fund, Inc. (the "Fund") is a professionally managed mutual fund of the series type currently offering three Series: the Tax-Free USA Fund ("USA Fund"), the Tax-Free USA Intermediate Fund ("USA Intermediate Fund") and the Tax-Free Insured Fund ("Insured Fund") (collectively or, as relevant separately, the "Series"). Each Series currently offers three classes of shares. The USA Fund offers Tax-Free USA Fund A Class, Tax-Free USA Fund B Class and Tax-Free USA Fund C Class. The USA Intermediate Fund offers Tax-Free USA Intermediate Fund A Class, Tax-Free USA Intermediate Fund B Class and Tax-Free USA Intermediate Fund C Class. The Insured Fund offers Tax-Free Insured Fund A Class, Tax-Free Insured Fund B Class and Tax-Free Insured Fund C Class. Each class is individually referred to as a "Class" and collectively referred to as the "Classes"; and "Class A Shares," "Class B Shares" or "Class C Shares" refer to such shares of all three Series, unless otherwise noted. This Part B describes each Series and each Class, except where noted. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% with respect to the USA Fund and Insured Fund and 3.00% with respect to the USA Intermediate Fund. Class A Shares are subject to annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within three years of purchase with respect to the USA Intermediate Fund and six years of purchase with respect to the USA Fund and Insured Fund. Class B Shares are subject to annual 12b-1 Plan expenses of 1%, which are assessed against Class B Shares for approximately five years after purchase with respect to the USA Intermediate Fund and approximately eight years after purchase with respect to the USA Fund and Insured Fund. See Automatic Conversion of Class B Shares under Buying Shares in the Classes' Prospectuses. Class C Shares of each Series are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Statement of Additional Information ("Part B" of the registration statement) refer to all Classes of shares of the Series, except where noted.


  This Part B supplements the information contained in the current Prospectuses of the Series dated November 29, 1995, as they may be amended from time to time. It should be read in conjunction with the Series' Prospectuses. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses. The Prospectuses for the Series may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, Inc. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.


                                                                             - 1

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 2


INVESTMENT OBJECTIVES
AND POLICIES

  The objective of the USA Fund and of the USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital. The USA Intermediate Fund pursues its investment objective by investing in municipal bonds with a dollar weighted average maturity of between three and ten years and utilizing various investment strategies, as described below, which differ from the strategies utilized by the USA Fund and the Insured Fund.

  The objective of the Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital. The Insured Fund seeks to achieve its objective by investing primarily in municipal bonds that are protected by insurance guaranteeing the payment of principal and interest, when due.

  The investment objective of each Series, described above, is a matter of fundamental policy and may not be changed without shareholder approval of the affected Series. There is no assurance that the objective of each Series can be achieved. Bond insurance reduces the risk of loss due to default by an issuer, but such bonds remain subject to the risk that market value may shift for other reasons. Also, there is no assurance that any insurance company will meet its obligations.

  Appendix A contains excerpts describing ratings of municipal obligations from Standard & Poor's Rating Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").


  The USA Fund and the Insured Fund seek to achieve their respective objectives by investing their assets in a nondiversified portfolio consisting primarily of intermediate obligations up to ten years and long-term obligations up to 50 years in maturity, and the USA Intermediate Fund seeks to achieve its objective by investing its assets in a nondiversified portfolio consisting primarily of intermediate obligations, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest income from which, in the opinion of each issuer's Counsel, is exempt from federal income tax. A Series may invest in other debt obligations, but if it does, at least 80% of its assets will be invested in the types of securities listed above.


  The portfolio of the USA Intermediate Fund will typically have a dollar weighted average maturity of between three and ten years. The USA Intermediate Fund may, from time to time, employ certain techniques to shorten or lengthen the dollar weighted average maturity of the portfolio, including futures transactions, options on futures and the purchase of debt securities at a premium or a discount. Although the dollar weighted average maturity of the USA Intermediate Fund's portfolio will be between three and ten years, the USA Intermediate Fund may purchase individual securities with any maturity.


  The principal risk to which a Series is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of the investment manager. In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. Each Series may invest in both types of bonds.


  The USA Fund will normally invest at least 80% of its assets in debt obligations, as stated above, which are rated by S&P or Moody's at the time of purchase as being within their top four grades. The fourth grade is considered a medium grade and has speculative characteristics. The USA Fund may, however, invest up to 20% of its assets in securities with a rating lower than the top four and in unrated securities. These securities are speculative and may involve greater risks and have higher yields. They will only be purchased when the investment manager considers them particularly attractive and their purchase to be consistent with the objective of preserving capital. The USA Intermediate Fund intends to invest at least 90% of its portfolio in debt obligations that are either rated in the top four grades by Moody's or S&P at the time of purchase or unrated, but in the opinion of Delaware Management Company, Inc. (the "Manager"), similar in credit quality to obligations so rated. The fourth grade is considered medium grade and may have speculative characteristics. The USA Intermediate Fund may invest up to 10% of its assets in securities that are rated lower than the top four grades or unrated, but in the Manager's opinion similar in credit quality to obligations so rated. These securities are speculative and may involve greater risks and have higher yields. Investing in debt obligations which are not rated in the top four grades (or which have credit qualities similar to such rated obligations) entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade obligations, and which should be considered by investors contemplating an investment in the Series. Such obligations are sometimes sold by issuers whose earnings at the time of issuance are less than the projected debt service on the obligations. The Manager will evaluate the creditworthiness of the issuer and the issuer's ability to meet its obligations to pay interest and repay principal.

  The Insured Fund will normally invest at least 80% of its assets in debt obligations which are insured by various insurance companies which undertake to pay to a holder, when due, the interest or principal amount of an obligation if the interest or principal is not paid by the issuer when due. See Municipal Bond Insurance.
  Each Series may also invest in "when-issued securities" for which the Fund will maintain a segregated account which it will mark to market daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of the transaction. During this period between the date of

                                                                             - 2

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 3


commitment and the date of delivery, the Series does not accrue interest on the investment, but the market value of the bonds could fluctuate. This can result in a Series having unrealized appreciation or depreciation which could affect the net asset value of its shares.

  Each Series will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds purchased by the USA Fund and the Insured Fund will range between five and 30 years. Each Series may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes. The Series may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but neither Series intends to invest more than 5% of its assets in these instruments. Short-term securities will be rated in the top two grades by a nationally-recognized statistical rating agency. The Manager will attempt to adjust the maturity structure of the portfolios to provide a high level of tax-exempt income consistent with preservation of capital.


  Under abnormal conditions, each Series may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. Government, its agencies and instrumentalities, commercial paper, certificates of deposit of domestic banks and other debt instruments. In connection with defensive portfolio investments, the Fund may invest more than 20% of the assets of the Insured Fund in uninsured securities which may be lower rated or unrated. Such securities may involve increased risks or may generate taxable income, and each Series will only exceed 20% of its assets in such investments for temporary defensive purposes.


  Notwithstanding the above limitations, no Series presently intends to invest more than 5% of its assets in securities rated below investment grade.


  The Fund is registered as an open-end management investment company and each Series' portfolio of assets is nondiversified. Each Series has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because the Series may invest their assets in fewer issuers, the value of Series shares may fluctuate more rapidly than if the Series were fully diversified. In the event a Series invests more than 5% of its assets in a single issuer, it would be affected more than a fully-diversified fund if that issuer were to encounter difficulties in satisfying its financial obligations. Except as set forth below, each Series may invest without limitation in U.S. Government securities or government agency securities backed by the U.S. Government or its agencies or instrumentalities. Percentage limitations outlined above are determined at the time an investment is made.

  Each Series may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, each Series may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental issuer. A Series will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.
  Set forth below are other more specific investment restrictions, some of which limit the percentage of assets which may be invested in certain types of securities. While the Fund is permitted, it normally does not borrow money or invest in repurchase agreements. Up to 20% of each Series' assets may be invested in securities whose interest is subject to federal income tax. From time to time, a substantial portion of the assets of a Series may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company, which is believed by the Fund to be consistent with its policies and restrictions.

MUNICIPAL BONDS
  The term "municipal bonds" is generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposals. Such obligations are included within the term "municipal bonds" provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.
  The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and among classifications.

                                                                             - 3

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 4


  The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Series' management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.
  The Tax Reform Act of 1986 (the "Act") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued.

  Each Series intends to seek to achieve a high level of tax-exempt income. However, if a Series invests in newly-issued private purpose bonds, a portion of that Series' distributions would be subject to the federal alternative minimum tax.


USA INTERMEDIATE FUND
ADDITIONAL INVESTMENT STRATEGIES
  In addition to the investment policies described above, the USA Intermediate Fund seeks to achieve its objective by pursuing the following investment strategies:
  PORTFOLIO LOAN TRANSACTIONS--The USA Intermediate Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, U.S. Treasury Bills and Notes, or irrevocable letters of credit payable by banks acceptable to the Series from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.
  The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.
  REPURCHASE AGREEMENTS--These are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The USA Intermediate Fund will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for the Series to invest temporarily available cash on a short-term basis. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the Manager believes that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.
  The ratings of S&P, Moody's and other rating services represent their opinion as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.
  FUTURES--The USA Intermediate Fund may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Series' Custodian Bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

  In addition, when the Series engages in futures transactions, to the extent required by the SEC, it will


                                                                             - 4

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 5



maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Series with respect to such futures contracts.

  The Series may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.
  With respect to options on futures contracts, when the Series is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Series is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
  The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase.
  If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Series will purchase a put option on a futures contract to hedge the Series' portfolio against the risk of rising interest rates.
  To the extent that interest rates move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Series may be required to sell securities at a time when it may be disadvantageous to do so.
  Further, with respect to options on futures contracts, the Series may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.
  VARIABLE OR FLOATING RATE DEMAND NOTES--Variable or floating rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index. The Manager will decide which variable or floating rate demand instruments the USA Intermediate Fund will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. Any VRDN

                                                                             - 5

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 6


must be of high quality as determined by the Manager and subject to review by the Board of Directors, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Series may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Fund's Board of Directors. If the quality of any VRDN falls below the quality level required by the Board of Directors and any applicable rules adopted by the Securities and Exchange Commission, the Series must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of the Fund and its shareholders.
  MUNICIPAL LEASES--As stated in the Series' Prospectus, a portion of the USA Intermediate Fund's assets may be invested in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. The Series will invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch Investors Service, Inc., or in unrated COPs believed to be of comparable quality.

INVESTMENT RESTRICTIONS
  The Fund has adopted the following restrictions and fundamental policies which are applied to each Series except as noted. Fundamental objectives and restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a Series, which is the lesser of more than 50% of the outstanding voting securities, or 67% of the voting securities present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy of a Series which proposes to change its fundamental policy. Investment restrictions 4, 6 and 8 listed below apply only to USA Fund and Insured Fund.
  A Series may not under any circumstances:
   1. Invest more than 20% of its assets in securities whose interest is subject to federal income tax.
   2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the 1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.
   3. Sell securities short.
   4. Write or purchase put or call options.
   5. Underwrite the securities of other issuers, except that a Series may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of a Series' net assets in illiquid assets.
   6. Purchase or sell commodities or commodity contracts.
   7. Purchase or sell real estate, but this shall not prevent a Series from investing in municipal bonds secured by real estate or interests therein.
   8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.
   9. With respect to 50% of the value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. Government and government agency securities backed by the U.S. Government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Series will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.
  10. Invest in companies for the purpose of exercising control.
  11. Invest in securities of other investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.
  12. Invest more than 25% of its total assets in any particular industry or industries, except that a Series may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
  The Fund has also adopted an additional restriction applicable only to the Insured Fund. The Insured Fund will not:
  13. Invest more than 20% of its assets in securities (other than U.S. Government securities, securities of agencies of

                                                                             - 6

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 7


the U.S. Government and securities backed by the U.S. Government or its agencies or instrumentalities) which are not covered by insurance guaranteeing the payment, when due, of interest on and the principal of such securities, except for defensive purposes.
  The Fund also has determined that, from time to time, more than 10% of a Series' assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.
  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of net assets will not result in a violation of the restrictions.
  Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.
  The Series may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

  Investing in Rule 144A Securities could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors and the Manager will continue to monitor the liquidity of that security to ensure that the Series have no more than 10% of their net assets invested in illiquid securities.


MUNICIPAL BOND INSURANCE

  The practice has developed among municipal issuers of having their issues insured by various companies. At the present time, the Municipal Bond Insurance Association ("MBIA"), AMBAC Indemnity Corporation ("AMBAC Indemnity") and Financial Guaranty Insurance Company ("FGIC") provide a substantial portion of such insurance. Accordingly, at different times, a substantial portion of the Series' portfolio may consist of municipal bonds of various issuers insured as to payment of principal and interest when due by a single insurance company. It is expected that other insurance companies or associations will enter this field, and a substantial portion of municipal bond issues available for investment by companies such as the Fund will be insured. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. While the insurance may affect the securities' ratings, the Manager does not look to the creditworthiness of a private insurer. Instead, the Manager reviews the creditworthiness of the actual issuer and its ability to pay interest and principal. Insurance on municipal bonds that are purchased by the Series will generally have been obtained by the bond issuer and attached to the bonds for their lifetime, although the Series may obtain insurance on bonds while they are held by the Series.
  At the present time, obligations which are subject to such insurance generally receive a high rating from S&P or Moody's, based upon a combination of the issuer's creditworthiness and the insurer's obligation under the insurance policy. While such insurance reduces the risk that principal or interest will not be paid when due, it is not a protection against market risks arising from other factors, such as changes in prevailing interest rates. If the issuer defaults on payment of interest or principal, the trustee and/ or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations. The Fund believes such investments are consistent with the Series' fundamental investment policies and restrictions.
  Similar insurance is available to the Fund for uninsured obligations, and the Fund may acquire such obligations and purchase such insurance directly, but only if that would result in a comparable benefit to the Fund from such a security.
  As the bond insurance industry matures, the ownership and capital structures of the insurers have evolved. Each of the municipal bond insurers has unique ownership structures, some of which underwent significant changes in 1992.

  MBIA moved to a greater percentage of public ownership during 1992 with the sale of additional equity. MBIA Inc. is currently 88.7% publicly owned, while the remaining ownership is distributed between Aetna Life & Casualty Company and Credit Local de France. As of December 31, 1994, MBIA Inc. had qualified statutory capital of $1,731,026,000; up 12.38% from December 31, 1993. For the three months ended March 31, 1995, qualified statutory capital amounted to $1,781,459,000 (unaudited).


  FGIC, until 1993 the only bond insurer with one institutional owner, experienced a slight shift in ownership. In early January 1993, GE Capital, the parent of FGIC Corp., sold a 1% interest of the company to Sumitomo Marine and Fire Insurance Company Limited. The sale was undertaken primarily to facilitate joining business ventures in the future. As of December 31, 1994, FGIC's qualified statutory capital was approximately $1,221,807,000; up 15.73% from December 31, 1993. For the three months ended March 31, 1995, qualified statutory capital amounted to $1,297,977,000 (unaudited).


  AMBAC became the only insurer with 100% public ownership, when Citicorp Financial Guaranty Holdings, Inc. (CFGH) sold its remaining 49.7% equity interest in AMBAC Inc. during February 1992. As of December 31, 1994, AMBAC's qualified statutory capital was approximately $1,218,204,000; up 7.93% from December 31, 1993. For the three months ended March 31, 1995, qualified statutory capital amounted to $1,237,000,000 (unaudited).


                                                                             - 7

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 8



PERFORMANCE INFORMATION*


  From time to time, each Series may state total return for any Class in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. The Fund may also advertise aggregate and average total return information for each Class over additional periods of time.
  The average annual total rate of return for a Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                       n
                                 P(1+T)  = ERV


Where:  P   =  a hypothetical initial purchase
               order of $1,000 from which, in the
               case of only Class A Shares, the
               maximum front-end sales charge is
               deducted;
        T   =  average annual total return;
        n   =  number of years;
        ERV =  redeemable value of the
               hypothetical $1,000 purchase at
               the end of the period after the
               deduction of the applicable CDSC,
               if any, with respect to Class B
               Shares and Class C Shares.



*In the case of Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charges or a CDSC in this Performance Information Section will apply to Class B Shares or Class C Shares.



  Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made and that all distributions are reinvested at net asset value, and with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


  The performance, as shown below, is the average annual total return quotations of the Class A Shares of the USA Fund and Insured Fund for the one-, three-, five- and ten-year periods ended August 31, 1995 and for the life of these Classes, and for the one-year period ended August 31, 1995 and for the life of the Class A Shares of the USA Intermediate Fund, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual total return is also shown below for Class B Shares of each Series for the one-year period ended August 31, 1995 and for the life of these Classes. The average annual return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at August 31, 1995. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at August 31, 1995 and therefore does not reflect the deduction of a CDSC. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.



                                  AVERAGE ANNUAL TOTAL RETURN
                                   USA FUND--CLASS A SHARES
                                CLASS A SHARES   CLASS A SHARES
                                  (AT OFFER)        (AT NAV)
1 year ended 8/31/95                 1.68%            6.74%
3 years ended 8/31/95                4.85%            6.55%
5 years ended 8/31/95                7.61%            8.65%
10 years ended 8/31/95               8.88%            9.41%
Period 1/11/84(1) through
  8/31/95                            9.69%           10.16%



                                   USA FUND--CLASS B SHARES
                                CLASS B SHARES   CLASS B SHARES
                                  (INCLUDING       (EXCLUDING
                                   DEFERRED         DEFERRED
                                SALES CHARGE)    SALES CHARGE)
1 year ended 8/31/95                 1.88%            5.88%
Period 5/2/94(1) through 8/31/95     2.55%            5.51%



                                 INSURED FUND--CLASS A SHARES
                                CLASS A SHARES   CLASS A SHARES
                                  (AT OFFER)        (AT NAV)
1 year ended 8/31/95                 1.28%            6.33%
3 years ended 8/31/95                3.70%            5.38%
5 years ended 8/31/95                6.45%            7.49%
10 years ended 8/31/95               7.89%            8.41%
Period 3/25/85(1) through
  8/31/95                            7.86%            8.37%



                                 INSURED FUND--CLASS B SHARES
                                CLASS B SHARES   CLASS B SHARES
                                  (INCLUDING       (EXCLUDING
                                   DEFERRED         DEFERRED
                                SALES CHARGE)    SALES CHARGE)
1 year ended 8/31/95                 1.47%            5.47%
Period 5/2/94(1) through 8/31/95     2.60%            5.56%



                                    USA INTERMEDIATE FUND--
                                        CLASS A SHARES(2)
                                CLASS A SHARES   CLASS A SHARES
                                  (AT OFFER)        (AT NAV)
1 year ended 8/31/95                 3.23%            6.43%
Period 1/7/93(1) through 8/31/95     5.64%            6.87%


                                                                             - 8

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 9



                                    USA INTERMEDIATE FUND--
                                        CLASS B SHARES(2)
                                CLASS B SHARES   CLASS B SHARES
                                  (INCLUDING       (EXCLUDING
                                   DEFERRED         DEFERRED
                                SALES CHARGE)    SALES CHARGE)
1 year ended 8/31/95                 3.53%            5.53%
Period 5/2/94(1) through 8/31/95     4.44%            5.92%



(1)Date of initial public offering.


(2)The Manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with the USA Intermediate Fund to limit operating expenses of the Series to .25% (including 12b-1 expenses). That waiver has been modified effective May 2, 1994 to limit operating expenses to .10% exclusive of 12b-1 expenses, from the commencement of the public offering of the Series through June 30, 1996. In the absence of such voluntary waiver, performance would have been affected negatively.


  Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.


  As stated in the Series' Prospectuses, each Series may also quote their respective Classes' current yield in advertisements and investor communications.

  The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                   a -- b
                   ------ 6
      YIELD =  2[ (cd + 1) - 1]

Where:  a  = dividends and interest earned during
             the period;
        b  = expenses accrued for the period (net
             of reimbursements);
        c  = the average daily number of shares
             outstanding during the period that
             were entitled to receive dividends;
        d = the maximum offering price per share on the last day of the period.


  The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of the Class A Shares of the USA Fund, the Insured Fund and the USA Intermediate Fund as of August 31, 1995 using this formula were 4.99%, 4.64% and 4.78%, respectively. The yields of the Class B Shares of the USA Fund, the Insured Fund and the USA Intermediate Fund as of August 31, 1995 were 4.41%, 4.05% and 4.05%, respectively. The yields of each Class of the USA Intermediate Fund reflect the voluntary fee waiver undertaken by the Manager described above. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.


  The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. For the 30-day period ended August 31, 1995, the tax-equivalent yields of the Class A Shares and the Class B Shares of the USA Fund were 7.23% and 6.39%, respectively, of the Class A Shares and the Class B Shares of the Insured Fund were 6.72% and 5.87%, respectively, and of the Class A Shares and Class B Shares of the USA Intermediate Fund were 6.93% and 5.87%, respectively, assuming a federal income tax rate of 31%. These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a Series may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

  Investors should note that the income earned and dividends paid by the Series will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Series invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as the yield before making a decision to invest.

  Since the Series invest for the long term, their average effective weighted average portfolio maturity at the end of the fiscal year was 22 years for the USA Fund, 24 years for the Insured Fund and 7 years for the USA Intermediate Fund.

  See Appendix B for additional yield information.
  From time to time, a Series may also quote for each Class an actual total return and/or yield performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor.

  Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.


  A Series may also promote a Class' total return and/or yield performance and use comparative performance information computed by and available from certain industry and


                                                                             - 9

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 10


general market research and publications, such as Lipper Analytical Services, Inc.

  Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Series. Any indices used are not managed for any investment goal.


  CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

  Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

  Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

  Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

  Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

  Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.
  The total return performance for each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period and the impact of the maximum front-end sales charge, or contingent deferred sales charge, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations.

  The following table, for purposes of illustration only, reflects the cumulative total return performance of the Class A Shares of the USA Fund and Insured Fund for the three-, six- and nine-month periods ended August 31, 1995, for the one-, three-, five- and ten-year periods ended August 31, 1995 and for the life of these Classes, and for the three-, six- and nine-month periods ended August 31, 1995, the one-year period ended August 31, 1995 and for the life of the Class A Shares and Class B Shares of the USA Intermediate Fund and the Class B Shares of the USA Fund and Insured Fund. For this purpose, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the period. Comparative information on the Consumer Price Index is also included. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.


  The performance of Class A Shares, as shown below, reflects maximum front-end sales charges. The performance of Class B Shares is calculated both with the applicable CDSC included and excluded. None of the calculations reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares is calculated both with the applicable CDSC included and excluded. The net asset values fluctuate so shares, when redeemed, may be worth more or less than the original investment, and past performance should not be considered as representative of future results.



                                     CUMULATIVE TOTAL RETURN
                                    USA FUND--CLASS A SHARES
                                  CLASS A SHARES     CONSUMER
                                    (AT OFFER)     PRICE INDEX(2)
3 months ended 8/31/95                 (3.64%)         0.46%
6 months ended 8/31/95                 (0.32%)         1.33%
9 months ended 8/31/95                  5.13%          2.14%
1 year ended 8/31/95                    1.68%          2.62%
3 years ended 8/31/95                  15.26%          8.52%
5 years ended 8/31/95                  44.28%         16.19%
10 years ended 8/31/95                134.14%         41.59%
Period 1/11/84(1)
through 8/31/95                       193.51%         45.18%



                                USA FUND--CLASS B SHARES
                        CLASS B SHARES  CLASS B SHARES
                          (INCLUDING      (EXCLUDING    CONSUMER
                           DEFERRED        DEFERRED      PRICE
                        SALES CHARGE)   SALES CHARGE)    INDEX(2)
3 months ended 8/31/95      (3.06%)          0.92%        0.46%
6 months ended 8/31/95       0.20%           4.20%        1.33%
9 months ended 8/31/95       5.69%           9.69%        2.14%
1 year ended 8/31/95         1.88%           5.88%        2.62%
Period 5/2/94(1)
through 8/31/95              3.42%           7.42%        3.73%


                                                                            - 10

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 11



                                 INSURED FUND--CLASS A SHARES
                                CLASS A SHARES       CONSUMER
                                  (AT OFFER)       PRICE INDEX(2)
3 months ended 8/31/95               (3.79%)           0.46%
6 months ended 8/31/95               (0.73%)           1.33%
9 months ended 8/31/95                4.77%            2.14%
1 year ended 8/31/95                  1.28%            2.62%
3 years ended 8/31/95                11.51%            8.52%
5 years ended 8/31/95                36.66%           16.19%
10 years ended 8/31/95              113.62%           41.59%
Period 3/25/85(1)
through 8/31/95                     120.34%           43.67%



                              INSURED FUND--CLASS B SHARES
                        CLASS B SHARES  CLASS B SHARES
                          (INCLUDING      (EXCLUDING    CONSUMER
                           DEFERRED        DEFERRED      PRICE
                        SALES CHARGE)   SALES CHARGE)    INDEX(2)
3 months ended 8/31/95      (3.21%)          0.77%        0.46%
6 months ended 8/31/95      (0.25%)          3.75%        1.33%
9 months ended 8/31/95       5.29%           9.29%        2.14%
1 year ended 8/31/95         1.47%           5.47%        2.62%
Period 5/2/94(1)
through 8/31/95              3.49%           7.49%        3.73%



                         USA INTERMEDIATE FUND--CLASS A SHARES(3)
                                  CLASS A SHARES     CONSUMER
                                    (AT OFFER)     PRICE INDEX(2)
3 months ended 8/31/95                 (1.03%)         0.46%
6 months ended 8/31/95                  1.76%          1.33%
9 months ended 8/31/95                  6.90%          2.14%
1 year ended 8/31/95                    3.23%          2.62%
Period 1/7/93(1)
to 8/31/95                             15.65%          7.75%



                         USA INTERMEDIATE FUND--CLASS B SHARES(3)
                        CLASS B SHARES  CLASS B SHARES
                          (INCLUDING      (EXCLUDING    CONSUMER
                           DEFERRED        DEFERRED      PRICE
                        SALES CHARGE)   SALES CHARGE)    INDEX(2)
3 months ended 8/31/95      (0.18%)          1.82%        0.46%
6 months ended 8/31/95       2.51%           4.51%        1.33%
9 months ended 8/31/95       7.46%           9.46%        2.14%
1 year ended 8/31/95         3.53%           5.53%        2.62%
Period 5/2/94(1)
through 8/31/95              5.97%           7.97%        3.73%


(1)Date of initial public offering.

(2)Source--U.S. Department of Labor.


(3)The Manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with the USA Intermediate Fund to limit operating expenses of the Series to .25% (including 12b-1 expenses). That waiver was modified effective May 2, 1994 to limit operating expenses to .10%, exclusive of 12b-1 expenses, from the commencement of the public offering of the Series through June 30, 1996. In the absence of such voluntary waiver, performance would have been affected negatively.


  Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.


THE POWER OF COMPOUNDING

  When you opt to reinvest your current income for additional Series shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS

  Results of various assumed fixed rates of return on a $10,000 investment compounded monthly tax-free for 10 years:


                  4% Rate of Return    6% Rate of Return    8% rate of Return
                  -----------------    -----------------    -----------------
12-'85             $10,407              $10,617              $10,830
12-'86             $10,831              $11,272              $11,729
12-'87             $11,273              $11,967              $12,702
12-'88             $11,732              $12,705              $13,757
12-'89             $12,210              $13,488              $14,898
12-'90             $12,707              $14,320              $16,135
12-'91             $13,225              $15,203              $17,474
12-'92             $13,764              $16,141              $18,924
12-'93             $14,325              $17,137              $20,495
12-'94             $14,908              $18,194              $22,196

  These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of any sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.


                                                                            - 11

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 12


TRADING PRACTICES AND BROKERAGE


  Banks, brokers or dealers are selected to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series pays a minimal share transaction cost when the transaction presents no difficulty.


  During the fiscal years ended August 31, 1993, 1994 and 1995, no brokerage commissions were paid by the Series.

  The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

  During the fiscal year ended August 31, 1995, there were no portfolio transactions of the Fund resulting in brokerage commissions directed to brokers for brokerage and research services.

  As provided in the Securities Exchange Act of 1934 and the Investment Management Agreement for each Series, higher commissions are permitted to be paid to broker/ dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.
  The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Series as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

PORTFOLIO TURNOVER
  The Fund anticipates that each Series' portfolio turnover rate will generally be less than 100%. However, the Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for a Series, such a turnover always being incidental to transactions undertaken

                                                                            - 12

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 13


with a view to achieving each Series' investment objective in relation to anticipated movements in the general level of interest rates. In investing for liberal current income, a Series may hold securities for any period of time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. To that extent, the Fund may realize gains or losses. See Taxes. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Series' shares.
  The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

  For the fiscal years ended August 31, 1994 and 1995, the portfolio turnover rates for the USA Fund were 10% and 27%, respectively, for the Insured Fund were 56% and 68%, respectively, and for the USA Intermediate Fund were 81% and 63%.


PURCHASING SHARES

  The Distributor serves as the national distributor for the Series' shares and has agreed to use its best efforts to sell shares of each Series of the Fund. See the Prospectuses for additional information on how to invest. Shares of each Series are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.

  The minimum initial investment generally is $1,000 for each Class of each Series. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.


  There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

  Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of a Series' shares if in the opinion of management such rejection is in the Series' best interest.

  The NASD has adopted Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


  Class A Shares of the USA Fund and the Insured Fund are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; lower sales charges apply for larger purchases. Class A Shares of the USA Intermediate Fund are purchased at the offering price which reflects a maximum front-end sales charge of 3.00%. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1.


  Class B Shares of the USA Fund and the Insured Fund are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of the USA Fund and Insured Fund are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares of the USA Intermediate Fund are purchased at net asset value and are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Such shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately five years after purchase.


  Class C Shares of each Series are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.


  See Automatic Conversion of Class B Shares under Buying Shares in the Classes' Prospectuses and Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 in this Part B.


  Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request with respect to Class A Shares. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.


                                                                            - 13

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 14


ALTERNATIVE PURCHASE ARRANGEMENTS

  The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of Class A Shares, or to purchase either Class B Shares or Class C Shares and have the entire initial purchase amount invested in the Series with the investment thereafter subject to a CDSC and annual 12b-1 expenses. Class B Shares of the USA Fund and Insured Fund are subject to a CDSC if the shares are redeemed within six years of purchase. Class B Shares of the USA Intermediate Fund are subject to a CDSC if the shares are redeemed within three years of purchase. Class C Shares of each Series are subject to a CDSC if the shares are redeemed within twelve months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares of the USA Fund and Insured Fund will automatically convert to Class A Shares of the respective Series at the end of approximately eight years after purchase and Class B Shares of the USA Intermediate Fund will automatically convert to the Class A Shares of this Series at the end of approximately five years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.


CLASS A SHARES

  Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features--Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                 Class A Shares
                           USA Fund and Insured Fund


----------------------------------------------------------------------------------
                                        Front-End Sales               Dealer's
                                         Charge as % of             Concession***
                                 Offering         Amount               as % of
      Amount of Purchase          Price         Invested**         Offering Price
----------------------------------------------------------------------------------
                                               USA     Insured
                                              Fund       Fund
Less than $100,000                 4.75%      4.97%      4.98%           4.00%
$100,000 but under $250,000        3.75       3.89       3.89            3.00
$250,000 but under $500,000        2.50       2.57       2.53            2.00
$500,000 but under $1,000,000*     2.00       2.07       2.08            1.60


                                 Class A Shares
                             USA Intermediate Fund


----------------------------------------------------------------------------------
                                          Front-End Sales         Dealer's
                                          Charge as % of        Concession***
                                       Offering     Amount         as % of
         Amount of Purchase             Price     Invested**   Offering Price
----------------------------------------------------------------------------------
Less than $100,000                       3.00%       3.08%           2.50%
$100,000 but under $250,000              2.50        2.59            2.00
$250,000 but under $500,000              2.00        2.02            1.60
$500,000 but under $1,000,000*           1.50        1.54            1.20



  *There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.


 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.


***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


----------------------------------------------------------------


The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.



From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

----------------------------------------------------------------


  Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with the sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.



DEALER'S COMMISSION


  For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedules:


                           USA FUND AND INSURED FUND

       AMOUNT OF PURCHASE            DEALER'S COMMISSION
---------------------------------    -------------------
                                     (as a percentage of
                                      amount purchased)
Up to $2 million                             1.00%
Next $1 million up to $3 million              .75
Next $2 million up to $5 million              .50
Amount over $5 million                        .25

                                                                            - 14

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 15


                             USA INTERMEDIATE FUND

       AMOUNT OF PURCHASE            DEALER'S COMMISSION
---------------------------------    -------------------
                                     (as a percentage of
                                      amount purchased)
Up to $3 million                              .60%
Next $2 million up to $5 million              .40
Amount over $5 million                        .20


  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC (see Redemption and Repurchase) applies may be aggregated with those of Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.


CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES


  Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC imposed at the rates and within the time periods set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received through the reinvestment of dividends or capital gains distributions. See the Prospectuses for the respective Classes under the heading Redemption and Exchange--Waiver of CDSC--Class B and Class C Shares for a list of the instances in which the CDSC is waived.

  The following table sets forth the rates of the CDSC for Class B Shares of the USA Fund and the Insured Fund:

                           USA FUND AND INSURED FUND

                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
  PURCHASE MADE      SUBJECT TO CHARGE)
-----------------    -------------------
0-2                          4%
3-4                          3%
5                            2%
6                            1%
7 and thereafter            None

During the seventh year after purchase, and thereafter, until converted automatically into Class A Shares of the corresponding Series, Class B Shares of the USA Fund and Insured Fund will still be subject to the annual 12b-1 Plan expenses of up to 1% of the average daily net assets of the relevant Class B Shares. At the end of approximately eight years after purchase, the investor's Class B Shares of the USA Fund and the Insured Fund will be automatically converted into Class A Shares of that Series. See Automatic Conversion of Class B Shares under Buying Shares in the Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Classes.
  The following table sets forth the rates of the CDSC for the Class B Shares of the USA Intermediate Fund:

                             USA INTERMEDIATE FUND

                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
  PURCHASE MADE      SUBJECT TO CHARGE)
-----------------    -------------------
0-2                          2%
3                            1%
4 and thereafter            None


During the fourth year after purchase, and thereafter, until converted automatically into Class A Shares of the USA Intermediate Fund, Class B Shares of this Series will still be subject to annual 12b-1 Plan expenses of up to 1% of the average daily net assets of those shares. At the end of approximately five years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the USA Intermediate Fund. See Automatic Conversion of Class B Shares under Buying Shares in the Prospectus for the USA Intermediate Fund. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the USA Intermediate Fund.


PLANS UNDER RULE 12B-1

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of each Series (the "Plans"). Each Plan permits the Series to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.


  The Plans permit the Series, pursuant to the Distribution Agreements, to pay out of the assets of the respective Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of the shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B and Class C Shares are also used to pay the


                                                                            - 15

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 16


Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

  In addition, the Series may make payments out of the assets of the respective Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.


  The maximum aggregate fee payable by the Series under the Plans, and each Series' Distribution Agreement, is on an annual basis, up to .30% of average daily net assets of the Class A Shares of the USA Fund and Insured Fund for the year, up to .30% (currently no more than .15%) of average daily net assets of the Class A Shares of the USA Intermediate Fund, and up to 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fee for any day exceeds the net investment income realized by the Classes for such day.


  Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the separate Plans relating to the Class A Shares of the USA Fund and the Insured Fund, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by the Class A Shares of the Series that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares of the Series that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 expenses to be paid by the Class A Shares of the USA Fund and the Insured Fund, the fee is a Class A Shares' expense so that all shareholders of the Class A Shares of each such Series regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. As Class A Shares of such Series are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plans will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plans with respect to the Class A Shares of the USA Fund and Insured Fund, such Plans permit the Series to pay a full .30% on all assets at any time.

  On September 17, 1992, the Board of Directors set the fee for the Class A Shares of the USA Intermediate Fund at .15% of average daily net assets.

  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

  From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

  The Plans and the Distribution Agreements, as amended, have been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


  Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." With respect to each Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.


  For the fiscal year ended August 31, 1995, payments from the Class A Shares of the USA Fund, Insured Fund and the USA Intermediate Fund pursuant to their respective Plans amounted to $1,344,379, $157,749 and $32,721, respectively. Such amounts were used for the following purposes for the Tax-Free USA Fund A
Class: Advertising--$1,191; Annual and Semi-Annual Reports--$26,320; Broker Trails--$1,099,853; Commissions to Wholesalers--$101,202; Promotional-Broker Meetings--$36,664; Promotional-Other--$16,861; Prospectus Printing--$512; Telephone Expenses--$8,772; Wholesaler Expenses--$53,004. Such amounts were used for the


                                                                            - 16

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 17



following purposes for the Tax-Free Insured Fund A Class: Annual and Semi-Annual-Annual Reports--$6,652; Broker Trails--$127,029; Commissions to Wholesalers--$7,983; Dealer Service Expenses--$2,545; Promotional-Broker Meetings--$4,062; Promotional-Other--$5,105; Prospectus Printing--$512; Telephone Expenses--$961; Wholesaler Expenses--$2,900. Such amounts were used for the following purposes for the Tax-Free Fund USA Intermediate Fund A Class:
Annual and Semi-Annual-Annual Reports--$65; Broker Trails--$30,109; Commissions to Wholesalers--$1,530; Promotional-Broker Meetings--$472; Promotional-Other--$545.


  For the fiscal year ended August 31, 1995, payments from the Class B Shares of the USA Fund, Insured Fund and USA Intermediate Fund pursuant to their respective Plans amounted to $99,501, $15,991 and $6,793, respectively. Such amounts were used for the following purposes for the Tax-Free USA Fund B Class:
Broker Sales Charges--$34,132; Broker Trails--$24,752; Commissions to Wholesalers--$4,423; Interest on Broker Sales Charges--$35,520; Promotional-Broker Meetings--$536; Telephone Expenses--$103; Wholesaler Expenses $35. Such amounts were used for the following purposes for the Tax-Free Insured Fund B Class: Broker Sales Charges--$5,628; Broker Trails--$3,768; Commissions to Wholesalers--$883; Interest on Broker Sales Charges--$5,565; Promotional-Broker Meetings--$98; Telephone Expenses--$36; Wholesaler Expenses--$13. Such amounts were used for the following purposes for the Tax-Free Fund USA Intermediate Fund B Class: Broker Sales Charges--$3,360; Broker Trails--$818; Commissions to Wholesalers--$729; Interest on Broker Sales Charges--$1,394; Promotional- Broker Meetings--$39; Telephone Expenses--$29; Wholesaler Expenses--$424.


  The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.



OTHER PAYMENTS TO DEALERS--CLASS A, CLASS B AND
CLASS C SHARES

  From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

  Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.


SPECIAL PURCHASE FEATURES--CLASS A SHARES

BUYING AT NET ASSET VALUE

  Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.


  Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and shares of any of the funds in the Delaware Group, including any fund that may be created at net asset value. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.


LETTER OF INTENTION

  The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such


                                                                            - 17

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 18



purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Series and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Series and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Series and the corresponding class of shares of the other Delaware Group funds.


COMBINED PURCHASES PRIVILEGE

  In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class A Shares, Class B Shares and/or Class C Shares of the Series, as well as any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).

  The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under the age 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

  In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Series, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). Using the Class A Shares of the USA Fund and the Insured Fund as an example, if any such purchaser has previously purchased and still holds Class A Shares of the USA Fund or the Insured Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares of the USA Fund or the Insured Fund, the charge applicable to the $60,000 purchase would be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.


12-MONTH REINVESTMENT PRIVILEGE

  Holders of Class A Shares who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of a Series or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge, will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

  Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
  Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited

                                                                            - 18

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 19


CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Series' Prospectuses) in connection with the features described above.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
  Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of that Series in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders monthly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

  Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the respective Class. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.


REINVESTMENT OF DIVIDENDS IN OTHER
DELAWARE GROUP FUNDS

  Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from the Series in any of the other mutual funds in the Delaware Group, including the Series, in states where their shares may be sold. Such investments will be made at net asset value per share at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.


  Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in the Series at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares of another fund in the Delaware Group, including the Series. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group, including the Series, that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Classes' Prospectuses for the funds in the Delaware Group that are eligible for investment by holders of Series shares.


INVESTING BY ELECTRONIC FUND TRANSFER

  Direct Deposit Purchase Plan--Investors may arrange for the Series to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.


  Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Series account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date, although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.



                                     * * *



  Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B and Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

  Payments to a Series from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a

                                                                            - 19

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 20


reclamation, the Series may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Series.

DIRECT DEPOSIT PURCHASES BY MAIL
  Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Series accounts. The Series will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


  Orders for purchases of Class A Shares are effected at the offering price next calculated by each Series to be acquired after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares and Class C Shares of each Series are effected at the net asset value per share next calculated by the Series to be acquired after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.


  The offering price of Class A Shares consists of the net asset value per share, plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m, Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.


  An example showing how to calculate the net asset value per share and, in the case of the Class A Shares, the offering price per share, is included in the Series' financial statements which are incorporated by reference into this Part B.

  Each Series' net asset value per share is computed by adding the value of all securities and other assets in the portfolio of that Series, deducting any liabilities of the Series and dividing by the number of Series shares outstanding. In determining a Series' total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the Board of Directors. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Fund. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees of each Series are accrued daily.

  Each Class of a Series will bear, pro-rata, all of the common expenses of the relevant Series. The net asset values of all outstanding shares of each Class of each Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in such Series represented by the value of shares of that Class. All income earned and expenses incurred by a Series will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in such Series represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Series may vary. However, the net asset value per share of each Class of a Series is expected to be equivalent.


REDEMPTION AND REPURCHASE


  Any shareholder may require the Fund to redeem Series shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer or record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners and a signature guarantee are required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.


  In addition to redemption of Series shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Series shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset


                                                                            - 20

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 21



Value. The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


  Orders for the repurchase of shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


  Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Series' Prospectuses relating to such shares. Class B Shares of the USA Fund and Insured Fund are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of the USA Intermediate Fund are subject to a CDSC of 2% during the first two years of purchase and 1% during the third year of purchase. Class C Shares of each Series are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Prospectus of the relevant Series relating to such shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire, for which there is currently a $7.50 bank wiring cost, there is no fee charged for redemptions or repurchases, but such fees could be charged at any time in the future.


  Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

  If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

  If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the Series shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Series or to the Distributor.

  In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, a Series may postpone payment or suspend the right of redemption or repurchase. In such case, a shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

  Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sales by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Series shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder.

  The value of the Series' investments is subject to changing market prices. Thus, a shareholder reselling shares to a Series may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS
  Before the Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Series' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Series' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                     * * *

  The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

EXPEDITED TELEPHONE REDEMPTIONS
  Shareholders or their investment dealers of record wishing to redeem an amount of Series shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt

                                                                            - 21

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 22



of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

  In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received.
  Payment will be made by wire or check to the bank account designated on the authorization form as follows:
  1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

  2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, after the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

  REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Series and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.
  The Fund will not honor telephone redemptions for Series shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.
  If expedited payment under these procedures could adversely affect the Series, the Fund may take up to seven days to pay the shareholder.
  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLAN

  Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.


  Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional Class A Shares of the paying Series at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.


  The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.


  Withdrawals under this plan by the shareholders of Class A Shares, or any similar plan of any other investment company charging a front-end sales charge, made concurrently with the purchase of Class A Shares or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our Retirement Plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver


                                                                            - 22

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 23



of CDSC - Class B and Class C Shares and Waiver of Limited CDSC - Class A Shares under Redemption and Exchange in the Prospectuses for the Classes.


  An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.


WEALTH BUILDER OPTION
  Shareholders of the Series may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Prospectuses relating to the Classes. See Wealth Builder Option and Redemption and Exchange in the Prospectuses relating to the Classes.

  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

  Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.
  Shareholders can also use the Wealth Builder Option to invest in a Series through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Prospectuses of the Classes. Shareholders can terminate their participation at any time by written notice to the Fund.

DIVIDENDS AND REALIZED
DISTRIBUTIONS

  The Fund declares a dividend to shareholders of each Series of that Series' net investment income on a daily basis. Dividends are declared each day the Fund is open and cash dividends are paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Series will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) and shall include investment income accrued by the respective Series, less the estimated expenses of that Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day.
  Purchases of Series shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

  Each Class will share proportionately in the investment income and expenses of its respective Series, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

  Dividends are automatically reinvested in additional shares of the paying Series at net asset value, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends

                                                                            - 23

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 24


in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.
  Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholder elects to receive them in cash. The Fund will mail a quarterly statement showing a Class' dividends paid and all the transactions made during the period.

  During the fiscal year ended August 31, 1995, dividends totaling $0.746, $0.639 and $0.550 per share of the Class A Shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively, were paid from net investment income. During the same period, dividends totaling $0.649, $0.550 and $0.460 per share of the Class B Shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively, were paid from net investment income.


  Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Series may deduct from a shareholder's account the costs of the Series' effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Series is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


  The Fund anticipates that most of each Series' dividends paid to shareholders will be exempt from federal income taxes. For the fiscal year ended August 31, 1995, the Fund's dividends were exempt from federal income tax. Information concerning the tax status of dividends and distributions will be mailed to shareholders annually.


TAXES

FEDERAL INCOME TAX ASPECTS
  Each Series has qualified, and intends to continue to qualify, as a regulated investment company as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, so as not to be liable for federal income tax to the extent its earnings are distributed. The term "regulated investment company" does not imply the supervision of management or investment practices by any government agency. Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each Series are calculated separately. The Fund has no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Currently, however, the Fund intends to offset realized securities profits to the extent of capital losses carried forward, if any.

  For the fiscal year ended August 31, 1995, the USA Intermediate Fund had a capital loss of $623,654. At August 31, 1995, the USA Intermediate Fund had a capital loss carryforward of $1,066,941 which expires as follows:
2002--$443,287 and 2003--$623,654.
  Distributions by the Fund representing net interest received on municipal bonds are considered tax-exempt income and are not includable by shareholders in gross income for federal income tax purposes. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax. Distributions by the Fund representing net interest income received by the Series from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities), accretion of market discount on tax-exempt bonds purchased by the Series after April 30, 1993 and net short-term capital gains realized by the Series, if any, will be taxable to shareholders as ordinary income and will not qualify for the deduction for dividends received by corporations. Distributions from long-term capital gains realized by the Series, if any, will be taxable to shareholders as long-term capital gains regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gains rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. The percentage of taxable income at the end of the year will not necessarily bear relationship to the experience over a shorter period of time. Shareholders of the Series may incur a tax liability for federal, state and local taxes upon the sale or redemption of shares of the Series. The Fund has been advised by counsel that if, under present tax laws, any amounts are paid to the Insured Fund in lieu of interest on tax-exempt bonds pursuant to the various insurance on the portfolio securities, they will be treated as tax-exempt income when distributed to shareholders.
  Section 265 of the Internal Revenue Code provides that interest paid on indebtedness incurred or continued to purchase or carry obligations the interest on which is tax-exempt, and certain expenses associated with tax-exempt income, are not deductible. It is probable that interest on indebtedness incurred or continued to purchase or carry shares of the Series is not deductible.
  The Series may not be an appropriate investment for persons who are "substantial users" of facilities financed by "industrial development bonds" or for investors who are "related persons" thereof within the Internal Revenue Code. Persons who are or may be considered "substantial users" should consult their tax advisers in this matter before purchasing shares of the Series.
  The Fund intends to use the "average annual" method of allocation in the event a Series realizes any taxable interest income. Under this approach, the percentage of interest income earned that is deemed to be taxable in any year will be the same for each shareholder who held shares of the Series at any time during the year.

                                                                            - 24

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 25



  Shareholders will be informed annually of the amount and nature of income and capital gains. For fiscal year 1995, all of the Fund's dividends from net income were exempt from federal income tax.

  When the USA Intermediate Fund writes a call or put option, an amount equal to the premium received by it is included in the Series' Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Series has written either expires on its stipulated expiration date, or if the Series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Series has written is exercised, the Series realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Series has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Series purchases upon exercise of the option.
  The premium paid by the USA Intermediate Fund for the purchase of a put option is recorded in the section of the Series' Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which the Series has purchased expires on the stipulated expiration date, the Series realizes a capital loss for federal income tax purposes in the amount of the cost of the option. If the Series sells the put option, it realizes a capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

  The Internal Revenue Code includes special rules applicable to listed options which the USA Intermediate Fund may write, purchase or sell. Such options are classified as Section 1256 contracts under the Code. The character of gain or loss under a Section 1256 contract is generally treated as 60% long-term gain or loss and 40% short-term gain or loss. When held by the Series at the end of a fiscal year, these options are required to be treated as sold at market value on the last day of the fiscal year for federal income tax purposes ("marked to market").

  Over-the-counter options are not classified as Section 1256 contracts and are not subject to the 60/40 gain or loss treatment or the "marked to market" rule. Any gains or losses recognized by the USA Intermediate Fund from over-the-counter option transactions generally constitute short-term capital gains or losses.

  The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

  Futures contracts held by the USA Intermediate Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

  The Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.
  The Internal Revenue Service has ruled publicly that an Exchange-traded call option is a security for purposes of the 50% of assets tests and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.
  The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the USA Intermediate Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months, and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the USA Intermediate Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. The Series may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

                                                                            - 25

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 26


STATE AND LOCAL TAXES
  The exemption of distributions for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. It is recommended that shareholders consult their tax advisers in this regard. The Fund will report annually for each Series the percentage of interest income earned on municipal obligations on a state-by-state basis during the preceding calendar year.

PENNSYLVANIA PERSONAL PROPERTY TAX
  Shares of the Series will be exempt from Pennsylvania county personal property tax.

INVESTMENT MANAGEMENT
AGREEMENT

  The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Series of the Fund, subject to the supervision and direction of the Fund's Board of Directors.

  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on August 31, 1995 were approximately $10,068,867,000. Investment advisory services are also provided to institutional accounts with assets on August 31, 1995 of approximately $17,506,688,000.


  The Investment Management Agreements for the Series are dated April 3, 1995 and were approved by shareholders on March 29, 1995.


  The Agreements have an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the affected Series, and only if the terms and the renewal thereof have been approved by vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors of the Fund or by the Manager. An Agreement will terminate automatically in the event of its assignment.


  The annual compensation paid by each Series for investment management services under its Investment Management Agreement is equal to: for the USA Fund, .60% on the first $500 million of its average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million; for the USA Intermediate Fund, .50% of its average daily net assets; and for the Insured Fund, .60% of its average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by each Series of the Fund.


  On August 31, 1995, the total net assets of the Fund were $886,893,853, broken down as follows: USA Fund-- $776,249,353; USA Intermediate Fund--$21,440,769; Insured Fund--$89,203,731. The Manager makes and implements all investment decisions on behalf of the Fund. The Manager pays the Fund's rent and the salaries of all directors, officers and employees of the Fund who are affiliated with both the Manager and the Fund. The Fund pays all of its other expenses. For the fiscal years ended August 31, 1993, 1994 and 1995, investment management fees paid by the USA Fund were $4,306,649, $4,448,874 and $4,388,886, respectively. Investment management fees paid by the Insured Fund for the fiscal years ended August 31, 1993, 1994 and 1995 amounted to $530,627, $558,029 and
$523,070, respectively. For the period January 7, 1993 (date of initial public offering) to August 31, 1993, the investment management fee that would have been payable by the USA Intermediate Fund amounted to $17,157 but no amount was paid by this Series due to the waiver described below. For the fiscal years ended August 31, 1994 and 1995, investment management fees that would have been payable by the USA Intermediate Fund amounted to $110,990 and $104,724, respectively, but no amount was paid by this Series for 1994 or for 1995 due to the waiver.



  Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Fund is responsible for all of its own expenses. Among others, these include the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. For the fiscal year ended August 31, 1995, the ratios of expenses to average daily net assets of the Class A Shares of the USA Fund, Insured Fund and USA Intermediate Fund were 0.92%, 0.98% and 0.25%, respectively. The ratios of expenses to average daily net assets of the Class B Shares of the USA Fund, Insured Fund and USA Intermediate Fund were 1.74%, 1.80% and 1.10%, respectively. The ratios for each of the Classes reflect the impact of the respective 12b-1 Plans. In addition, the ratios for the Class A Shares and the Class B Shares of the USA Intermediate Fund reflect the waiver of fees described below. The Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be identical to that of the respective Class B Shares.


  In connection with the USA Intermediate Fund, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by this Series and to reimburse the Series to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares of this Series, including 12b-1 expenses, did not exceed .25% during the period from the commencement of the public offering of the Series through June 30, 1993. This waiver was extended through June 30, 1994, but modified effective May 2, 1994 through June 30, 1996 to provide that operating expenses of the Class A Shares would not exceed .10%, excluding the 12b-1 expenses attributable to that Class. The Manager similarly, elected to waive its fees to limit operating expenses of the Class B Shares to
 .10%, excluding 12b-1 fees attributable to the Class B Shares for the period May 2, 1994 through June 30, 1996.


  By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain


                                                                            - 26

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 27



expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of its first $30 million of average daily net assets, 2% of the next $70 million of average daily assets and 1 1/2% of any additional average daily net assets. Such undertaking is computed separately for each Series. For the fiscal year ended August 31, 1995, no such reimbursement was necessary or paid for any Series.


DISTRIBUTION AND SERVICE

  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Series shares under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by a Series on behalf of its respective Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Series' shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.


  The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Series' shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988 for the USA Fund and the Insured Fund and November 10, 1992 for the USA Intermediate Fund. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.


OFFICERS AND DIRECTORS

  The business and affairs of the Fund are managed under the direction of its Board of Directors.

  Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On October 31, 1995, the Fund's officers and directors owned approximately 2.56%, less than 1% and approximately 2.51% of the outstanding shares of the Class A Shares of, respectively, the USA Fund, Insured Fund and USA Intermediate Fund and less than 1% the outstanding shares of the Class B Shares of, respectively, the USA Fund, Insured Fund and USA Intermediate Fund.


  As of October 31, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of the Tax-Free Insured Fund B Class: Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 32,205 shares (13.69%); Gerry M. Fleuriet SUCC TTEE, Trust A/U/A DTD 3/16/77, Kenneth W. Mac Pherson and Hazel Mac Pherson Grantors, 621 E. Tyler, Harlingen, TX 78550 held 22,520 shares (9.57%); and Anthony F. Czekanski, 300 Strawbridge Ave., Westmont, NJ 08108 held 12,485 shares (5.31%) of the outstanding shares of the Tax-Free Insured Fund B Class.


  As of October 31, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of the Tax-Free USA Intermediate Fund B Class:
Maimee G. Chapin and Merlaine G. Tralham and Dolores Ann Lund & Norma J. Alguard, 429 Lower 36th Avenue South, Jacksonville Beach, FL 32250 held 10,268 shares (10.67%); Bobbie Crump and Miriam Crump, Tennants In Common, 7460 Ricnzi Blvd., Baton Rouge, LA 70809 held 9,765 shares (10.15%); Charles D. La Motta, 286 Stonegate Drive, Devon, PA 19333 held 9,699 shares (10.08%); Smith Barney, Inc., 00110803614, 388 Greenwich Street, New York, NY 10013 held 7,869 shares (8.18%); Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4000 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 7,613 shares (7.91%); Ann Shirilla, 626 Dumont, Campbell, OH 44405 held 6,020 shares (6.25%); Anna Swavely, Katherine M. Tulley and Carol A. Masterson, 269 Madison Rd., Huntington Valley, PA 19006 held 5,747 shares (5.97%); and NFSC FEBO OBV-636037, Craig II. Rosen and Judith E. Rosen, 42 Southwood Drive, Cherry Hill, NJ 08002 held 5,203 shares (5.40%).


  DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and the Manager were executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


  Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


                                                                            - 27

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 28



*WAYNE A. STORK (58)


  Chairman, President, Chief Executive Officer, Director and/or Trustee of the
     Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
  Chairman and Director of Delaware Investment Counselors, Inc. and Delaware
     Pooled Trust, Inc.
  Chairman, Chief Executive Officer, Chief Investment Officer and Director of
     Delaware Management Company, Inc.
  Chairman, Chief Executive Officer and Director of DMH Corp., Delaware
     International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Director of Delaware Distributors, Inc. and Delaware Service Company, Inc.

  During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.


WINTHROP S. JESSUP (50)


  Executive Vice President of the Fund, 15 other funds in the Delaware Group
     (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
  President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc.
  Executive Vice President and Director of DMH Corp., Delaware Management
     Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Vice Chairman and Director of Delaware Distributors, Inc.
  Vice Chairman of Delaware Distributors, L.P.
  Director of Delaware Management Trust Company, Delaware Service Company, Inc.
     and Delaware International Advisers Ltd.

  During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.


RICHARD G. UNRUH, JR. (56)


  Executive Vice President of the Fund and each of the other 16 funds in the
     Delaware Group.
  Executive Vice President and Director of Delaware Management Company, Inc. Senior Vice President of Delaware Management Holdings, Inc.
  Director of Delaware International Advisers Ltd.

  During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


WALTER P. BABICH (68)


  Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group.

  460 North Gulph Road, King of Prussia, PA 19406.
  Board Chairman, Citadel Constructors, Inc.
  From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.


ANTHONY D. KNERR (56)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  500 Fifth Avenue, New York, NY 10110.
  Consultant, Anthony Knerr & Associates.
  From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
     Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.



ANN R. LEVEN (55)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  785 Park Avenue, New York, NY 10021.
  Treasurer, National Gallery of Art.
  From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
     Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.



W. THACHER LONGSTRETH (75)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  1617 John F. Kennedy Boulevard, Philadelphia, PA 19103.
  Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
  Philadelphia City Councilman.
  President, MLW, Associates.
  Director, Tasty Baking Company.
  Director, Healthcare Services Group.



CHARLES E. PECK (69)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  P.O. Box 1102, Columbia, MD 21044.
  Secretary, Enterprise Homes, Inc.

  From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
     Ryland Group, Inc., Columbia, MD.
------------------
*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

                                                                            - 28

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 29



DAVID K. DOWNES (55)


  Senior Vice President/Chief Administrative Officer/Chief Financial Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc.
  Chairman and Director of Delaware Management Trust Company.
  Senior Vice President/Chief Administrative Officer/Chief Financial
     Officer/Treasurer of Delaware Management Holdings, Inc.
  Senior Vice President/Chief Financial Officer/Treasurer and Director of DMH
     Corp.
  Senior Vice President/Chief Administrative Officer/Chief Financial Officer and
     Director of Delaware Service Company, Inc.
  Senior Vice President/Chief Administrative Officer of Delaware Distributors,
     L.P.
  Senior Vice President/Chief Administrative Officer and Director of Delaware
     Distributors, Inc.
  Chief Financial Officer and Director of Delaware International Holdings Ltd. Senior Vice President/Chief Financial Officer/Treasurer of Delaware Investment
     Counselors, Inc.

  Senior Vice President and Director of Founders Holdings, Inc.
  Director of Delaware International Advisers Ltd.
  Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative
     Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.


GEORGE M. CHAMBERLAIN, JR. (48)


  Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
  Executive Vice President, Secretary and Director of Delaware Management Trust
     Company.
  Senior Vice President, Secretary and Director of DMH Corp., Delaware
     Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.
  Corporate Vice President, Secretary and Director of Founders Holdings, Inc. Secretary and Director of Delaware International Holdings Ltd.
  Director of Delaware International Advisers Ltd.

  Attorney.
  During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.


PATRICK P. COYNE (32)


  Vice President/Senior Portfolio Manager of the Fund, of nine other funds in the Delaware Group and Delaware Management Company, Inc.
  From 1986 to 1990, Mr. Coyne was Vice President/ Municipal Trading with Kidder
     Peabody & Co., Inc. Mr. Coyne joined the Delaware Group in 1990.



JOSEPH H. HASTINGS (45)


  Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.
  Executive Vice President/Treasurer/Chief Financial Officer of Delaware
     Management Trust Company.
  Assistant Treasurer of Founders CBO Corporation.
  1818 Market Street, Philadelphia, PA 19103.
  Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial
     Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.



MICHAEL P. BISHOF (33)


  Vice President/Treasurer of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
  Prior to joining the Delaware Group in 1995, Mr. Bishof was a vice president for Bankers Trust, New York, NY from 1994 to 1995, a vice president for First Boston Investment Management, New York, NY from 1993 to 1994 and an assistant vice president for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.


                                                                            - 29

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 30



  The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended August 31, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of August 31, 1995.



                                            PENSION OR
                                            RETIREMENT     ESTIMATED      TOTAL
                                             BENEFITS       ANNUAL     COMPENSATION
                              AGGREGATE       ACCRUED      BENEFITS    FROM ALL 17
                             COMPENSATION   AS PART OF       UPON        DELAWARE
NAME                          FROM FUND    FUND EXPENSES  RETIREMENT*  GROUP FUNDS
----                         ------------  -------------  -----------  ------------
W. Thacher Longstreth         $ 3,098.19        None        $18,100     $51,187.97
Ann R. Leven                  $ 3,600.63        None        $18,100     $59,323.96
Walter P. Babich              $ 3,667.23        None        $18,100     $60,323.88
Anthony D. Knerr              $ 2,533.11        None        $18,100     $43,815.91
Charles E. Peck               $ 2,927.19        None        $18,100     $48,052.01



*Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of August 31, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.



EXCHANGE PRIVILEGE



  The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting such an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.
  An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.
  In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.


TELEPHONE EXCHANGE PRIVILEGE

  Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

  Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) to effect an exchange. The shareholder's current Series account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent.)

  The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone, to reject any exchange request and to modify, terminate or suspend the telephone exchange service at any time in the future.
  As described in the Series' Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine.


RIGHT TO REFUSE TIMING ACCOUNTS


  With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two


                                                                            - 30

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 31



exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.



RESTRICTIONS ON TIMED EXCHANGES


  Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).


  The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.


  Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

  Following is a summary of the investment objectives of the other Delaware Group funds:

  DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

  TREND FUND seeks long-term growth by investing in common stock issued by emerging growth companies exhibiting strong capital appreciation potential.
  VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.
  DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.
  DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

  DELCHESTER FUND seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.


  U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


  LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

  DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.
  TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.
  TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

  INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.


  DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a


                                                                            - 31

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 32



diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to midcap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

  For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

  Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).


GENERAL INFORMATION


  The Manager is the investment manager of each Series of the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for the Series are made independently from those of the other funds and accounts, they may make investment decisions at the same time.


  Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.


  The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Series. The Distributor and, in its capacity as such, DDI received net commissions from the Series on behalf of their respective Class A Shares, after reallowances to dealers, as follows:



                        USA FUND
                     CLASS A SHARES
                  TOTAL
                  AMOUNT                         NET
                OF UNDER-       AMOUNTS       COMMISSION
  FISCAL         WRITING       REALLOWED          TO
YEAR ENDING     COMMISSION     TO DEALERS     DISTRIBUTOR
-----------     ----------     ----------     ----------
8/31/95         $1,466,837     $1,217,558      $249,279
8/31/94         1,707,115       1,424,013       283,102
8/31/93         2,040,284       1,693,492       346,792



                     INSURED FUND
                    CLASS A SHARES
                  TOTAL
                  AMOUNT        AMOUNTS         NET
                OF UNDER-      REALLOWED     COMMISSION
  FISCAL         WRITING          TO             TO
YEAR ENDING     COMMISSION      DEALERS      DISTRIBUTOR
-----------     ----------     ---------     ----------
8/31/95          $162,537      $134,900       $ 27,637
8/31/94           261,324       216,220         45,104
8/31/93           477,503       396,947         80,556



                 USA INTERMEDIATE FUND
                    CLASS A SHARES
                  TOTAL
                  AMOUNT        AMOUNTS         NET
                OF UNDER-      REALLOWED     COMMISSION
  FISCAL         WRITING          TO             TO
YEAR ENDING     COMMISSION      DEALERS      DISTRIBUTOR
-----------     ----------     ---------     ----------
8/31/95          $ 48,037      $ 39,409       $  8,628
8/31/94           172,869       141,372         31,497
8/31/93           213,327       174,151         39,176



  During the fiscal year ended 1993, there were no Limited CDSC payments made to DDI with respect to the Class A Shares of the each Series. During the fiscal year ended August 31, 1994, DDI received Limited CDSC payments in the amount of $1,449 with respect to the Class A Shares of the USA Fund. No amounts were paid for 1994 with respect to the Class A Shares of the Insured Fund and USA Intermediate Fund. During the fiscal year ended August 31, 1995, the Distributor, and in its capacity as such, DDI received Limited CDSC payments in the amounts of $12,302, $74 and $6,145 with respect to the Class A Shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively.


  During the period from inception on May 2, 1994 through August 31, 1994, DDI received CDSC payments in the amount of $400 with respect to the Class B Shares of the Insured Fund. No amounts were paid for the fiscal year


                                                                            - 32

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 33



ended 1994 with respect to the Class B Shares of the USA Fund and USA Intermediate Fund. During the fiscal year ended August 31, 1995, the Distributor and, in its capacity as such, DDI received CDSC payments in the amounts of $120,883, $228 and $756 with respect to the Class B shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively.


  Effective as of January 1, 1995, all such payments described above have been paid to the Distributor.

  The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Series for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors.
  The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.
  Morgan Guaranty Trust Company of New York ("Morgan"), 60 Wall Street, New York, NY 10260, is custodian of the Fund's securities and cash. As custodian for the Fund, Morgan maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; makes receipts and disbursements of money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

  The legality of the issuance of the shares offered hereby registered, pursuant to Rule 24f-2 under the Investment Company Act of 1940, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.


CAPITALIZATION

  The Fund has present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share. The Board of Directors has allocated two hundred twenty-five million shares to the Tax-Free USA Fund with one hundred seventy-five million shares allocated to Class A Shares, twenty-five million shares to the Class B Shares and twenty-five million shares to the Class C Shares; one hundred seventy-five million shares to the Tax-Free Insured Fund with one hundred twenty-five million shares allocated to Class A Shares, twenty-five million shares to the Class B Shares and twenty-five million shares to the Class C Shares; and one hundred million shares to the Tax-Free USA Intermediate Fund with fifty million shares allocated to Class A Shares, twenty-five million shares to the Class B Shares and twenty-five million shares to the Class C Shares.


  While all shares have equal voting rights on matters affecting the entire Fund, the Series would vote separately on any matter which affects only one Series, such as any change in its own investment objective and policies or action to dissolve the Series and as prescribed by the 1940 Act. Shares of a Series have a priority in the assets of the Series, and in gains on and income from the portfolio of the Series. Class A Shares, Class B Shares and Class C Shares of each Series represent a proportionate interest in the assets of a Series and have the same voting and other rights and preferences, except that, as a general matter, Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Series under the Plan relating to the respective Class A Shares. The shares of each Class have no preemptive rights are fully transferable and, when issued, are fully paid and nonassessable.


  Prior to May 2, 1994, the Tax-Free USA Fund A Class was known as the Tax-Free USA Fund, and prior to June 1, 1992, it was known as the USA Series. Prior to May 2, 1994, the Tax-Free Insured Fund A Class was known as the Tax-Free Insured Fund, and prior to June 1, 1992, it was known as the USA Insured Series. Prior to May 2, 1994, the Tax-Free USA Intermediate Fund A Class was known as the Tax-Free USA Intermediate Fund.


NONCUMULATIVE VOTING
  THESE SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.
  This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                                                                            - 33

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 34


APPENDIX A--DESCRIPTION OF RATINGS

BONDS

  Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


  Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.


COMMERCIAL PAPER

  Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.


  Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.


STATE AND MUNICIPAL NOTES

  MIG-1--Notes bearing this description are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


  MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


                                                                            - 34

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 35


APPENDIX B--EQUIVALENT YIELDS: TAX EXEMPT VERSUS TAXABLE SECURITIES


  The table below shows the effect of the tax status of bonds on the effective yield received by their holders under the federal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 9%.

  This table, which is based on incremental tax rates at the specified levels of taxable income in effect on the date of this Part B, provides separate computations for taxpayers who file joint or individual returns.


1995 RATES


                                                     4.0%*        5.0%*        6.0%*        7.0%*        8.0%*        9.0%*
           TAXABLE INCOME                           FEDERAL      FEDERAL      FEDERAL      FEDERAL      FEDERAL      FEDERAL
-------------------------------------   FEDERAL     TAXABLE      TAXABLE      TAXABLE      TAXABLE      TAXABLE      TAXABLE
  JOINT RETURN        SINGLE RETURN     RATE RAX   EQUIVALENT   EQUIVALENT   EQUIVALENT   EQUIVALENT   EQUIVALENT   EQUIVALENT
----------------     ----------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
   $0-38,000            $0-22,750       15%           4.7%         5.9%         7.1%          8.2%         9.4%        10.6%
 $38,001-91,850       $22,751-55,100    28%           5.6%         6.9%         8.3%          9.7%        11.1%        12.5%
$91,851-140,000      $55,101-115,000    31%           5.8%         7.2%         8.7%         10.1%        11.6%        13.0%
$140,001-250,000     $115,001-250,000   36%+          6.3%         7.8%         9.4%         10.9%        12.5%        14.1%
 Over $250,000        Over $250,000     39.6%+        6.6%         8.3%         9.9%         11.6%        13.2%        14.9%




  The equivalent yields are calculated on 4, 5, 6, 7, 8 and 9 percent tax-free yields. While it is expected that the Series will invest principally in obligations generating interest exempt from federal income tax, other income received by the Series may be taxable.

------------------
*This should not be considered representative of the Series' yield at any specific time.
+For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above table does not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

                                                                            - 35

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 36



FINANCIAL STATEMENTS



  Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Reports. The USA Fund's, Insured Fund's and USA Intermediate Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended August 31, 1995, are included in the Fund's Annual Reports to shareholders. The financial statements, the notes relating thereto and the reports of Ernst & Young LLP, listed above are incorporated by reference from the Annual Reports into this Part B.


                                                                            - 36

                                             Form N-1A
                                             File No. 2-86606
                                             Delaware Group Tax-Free Fund, Inc.




                                     PART C


                               Other Information


Item 24.     Financial Statements and Exhibits

             (a)     Financial Statements:

                     Part A      -   Financial Highlights

                    *Part B      -   Statements of Net Assets
                                     Statements of Operations
                                     Statements of Changes in Net Assets
                                     Notes to Financial Statements
                                     Accountant's Reports


                     * The financial statements and Accountant's Reports listed above are incorporated by reference from the Registrant's Annual Reports for the fiscal year ended August 31, 1995 into Part B.

             (b)     Exhibits:

                     (1)     Articles of Incorporation.

                             (a)      Articles of Incorporation, as
                                      amended and supplemented to
                                      date, attached as Exhibit.

                             (b)      Form of Articles Supplementary (November
                                      1995) attached as Exhibit.

                     (2) By-Laws. By-Laws, as amended to date, attached as Exhibit.

                     (3)     Voting Trust Agreement.  Inapplicable.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




          (4)     Copies of All Instruments Defining the
                  Rights of Holders.

                  (a) Articles of Incorporation, Articles Supplementary and Articles of Amendment. Article Second of Articles Supplementary (April 29, 1994), Article Fifth of the Articles of Incorporation (August 17,
                           1983) and Article Eighth of Articles of Amendment (May 2, 1985) attached as Exhibit 24(b)(1)(a) and Form of Articles Supplementary (November 1995) attached as Exhibit 24(b)(1)(b).

                  (b)      By-Laws.  Article II, Article III, as amended, and
                           Article XIII, which was subsequently redesignated as Article XIV, attached as Exhibit 24(b)(2).

          (5) Investment Management Agreements. Investment Management Agreements between Delaware Management Company,
                  Inc. and the Registrant on behalf of each Series dated April 3, 1995 attached as Exhibit.

          (6)     (a)      Distribution Agreements.

                           (i)     Form of Distribution Agreement (April 1995)
                                  included as Module.

                           (ii) Form of Amendment No. 1 to Distribution Agreement (November 1995) included as Module.

                  (b) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) included as Module.

                  (c) Dealer's Agreement. Form of Dealer's Agreement (as amended November 1995) included as Module.

                  (d) Form of Mutual Fund Agreement for the Delaware Group of Funds included as Module.

          (7) Bonus, Profit Sharing, Pension Contracts. Amended and Restated Profit Sharing Plan included as Module.

          (8) Custodian Agreements. Incorporated into this filing by reference to Post-Effective Amendment No. 11 filed October 26, 1989 and Post-Effective Amendment No. 16 filed November 13, 1992.


                                                                                      Form N-1A
                                                                                      File No. 2-86606
                                                                                      Delaware Group Tax-Free Fund, Inc.



          (9) Other Material Contracts. Shareholders Services Agreements incorporated into this filing by reference to Post-Effective
                  Amendment No. 9 filed August 26, 1988 and Post-Effective
                  Amendment No. 16 filed November 13, 1992.

         (10)     Opinion of Counsel.  Filed with letter relating to Rule
                  24f-2 on October 25, 1995.

         (11)     Consent of Auditors.  Attached as Exhibit.

         (12)     Inapplicable.

         (13) Undertaking of Initial Shareholder. Incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed
                  November 22, 1983.

         (14)     Inapplicable.

         (15)     Plans under Rule 12b-1.

                  (a)      Form of Plan under Rule 12b-1 for Class A
                           (November 1995) included as Module.

                  (b)      Form of Plan under Rule 12b-1 for Class B
                           (November 1995) included as Module.

                  (c)      Form of Plan under Rule 12b-1 for Class C
                           (November 1995) included as Module.

         (16)     Schedules of Computation for each Performance Quotation.
                  Attached as Exhibit.

         (17)     Financial Data Schedules.  Attached as Exhibit.

         (18)     Inapplicable.

         (19)     Other:   Directors' Power of Attorney. Attached as Exhibit.

Item 25.     Persons Controlled by or under Common Control with Registrant.  None.


                                                                                      Form N-1A
                                                                                      File No. 2-86606
                                                                                      Delaware Group Tax-Free Fund, Inc.




Item 26.     Number of Holders of Securities.



                     (1)                                                        (2)

                                                                         Number of
             Title of Class                                              Record Holders*
             --------------                                              --------------
             Delaware Group Tax-Free Fund, Inc.'s
             Tax-Free USA Fund Series:

             Tax-Free USA Fund A Class
             Common Stock Par Value                                      17,104 Accounts as of
             $.01 Per Share                                              October 31, 1995

             Tax-Free USA Fund B Class
             Common Stock Par Value                                      479 Accounts as of
             $.01 Per Share                                              October 31, 1995

             Tax-Free USA Fund C Class
             Common Stock Par Value                                      0 Accounts as of
             $.01 Per Share                                              October 31, 1995

             Delaware Group Tax-Free Fund, Inc.'s
             Tax-Free Insured Fund Series:

             Tax-Free Insured Fund A Class
             Common Stock Par Value                                      2,021 Accounts as of
             $.01 Per Share                                              October 31, 1995

             Tax-Free Insured Fund B Class
             Common Stock Par Value                                      57 Accounts as of
             $.01 Per Share                                              October 31, 1995

             Tax-Free Insured Fund C Class
             Common Stock Par Value                                      0 Accounts as of
             $.01 Per Share                                              October 31, 1995





* Class C Shares were not offered prior to the effective date of this Registration Statement.


                                                                                      Form N-1A
                                                                                      File No. 2-86606
                                                                                      Delaware Group Tax-Free Fund, Inc.






                                                                         Number of
             Title of Class                                              Record Holders*
             --------------                                              --------------
             Delaware Group Tax-Free Fund, Inc.'s
             Tax-Free USA Intermediate Fund Series:

             Tax-Free USA Intermediate Fund A Class
             Common Stock Par Value                                      549 Accounts as of
             $.01 Per Share                                              October 31, 1995

             Tax-Free USA Intermediate Fund B Class
             Common Stock Par Value                                      38 Accounts as of
             $.01 Per Share                                              October 31, 1995

             Tax-Free USA Intermediate Fund C Class
             Common Stock Par Value                                      0 Accounts as of
             $.01 Per Share                                              October 31, 1995

* Class C Shares were not offered prior to the effective date of this Registration Statement.

Item 27. Indemnification. Incorporated into this filing by reference to initial Registration Statement filed
             September 19, 1983 and Article VII of the By-Laws, as amended, attached as Exhibit 24(b)(2).

Item 28.     Business and Other Connections of Investment Adviser.

             Delaware Management Company, Inc. (the "Manager") or its affiliate, Delaware International Advisers Ltd., also serves as investment manager to the other funds in the Delaware Group (Delaware Group Delaware Fund, Inc., Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Group Decatur Fund, Inc., Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing and transfer agent for all of the mutual funds in the Delaware Group.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




             The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      -------------------------------------------------------------------------------------
Wayne A. Stork               Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director of
                             Delaware Management Company, Inc.; President, Chief Executive Officer, Chairman of the
                             Board and Director of the Registrant, and with the exception of Delaware Pooled Trust,
                             Inc., each of the other funds in the Delaware Group and Delaware Management Holdings,
                             Inc.; Chairman of the Board and Director of Delaware Pooled Trust, Inc. and Delaware
                             Investment Counselors, Inc.; Chairman, Chief Executive Officer and Director of DMH Corp.,
                             Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Founders
                             Holdings, Inc.; and Director of Delaware Distributors, Inc. and Delaware Service Company,
                             Inc.

Winthrop S. Jessup           Executive Vice President and Director of Delaware Management Company, Inc., DMH Corp.,
                             Delaware International Holdings Ltd. and Founders Holdings, Inc.; Executive Vice
                             President of the Registrant and, with the exception of Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group and Delaware Management Holdings, Inc.;
                             President and Chief Executive Officer of Delaware Pooled Trust, Inc.; Vice Chairman of
                             Delaware Distributors, L.P.; Vice Chairman and Director of Delaware Distributors, Inc.;
                             Director of Delaware Service Company, Inc., Delaware Management Trust Company and
                             Delaware International Advisers Ltd.; and President and Director of Delaware Investment
                             Counselors, Inc.

Richard G. Unruh, Jr.         Executive Vice President and Director of Delaware Management Company, Inc.; Executive
                              Vice President of the Registrant and each of the other funds in the Delaware Group;
                              Senior Vice President of Delaware Management Holdings, Inc.; and Director of Delaware
                              International Advisers Ltd.

                              Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                              1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                              Committee, Mid Atlantic, Inc., since 1989, 2040 Market Street, Philadelphia, PA





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




Name and Principal            Positions and Offices with the Manager and its
Business Address*             Affiliates and Other Positions and Offices Held
-----------------------       ------------------------------------------------------------------------------------
Paul E. Suckow                Senior Vice President/Chief Investment Officer, Fixed Income of Delaware Management
                              Company, Inc., the Registrant, each of the other funds in the Delaware Group and
                              Delaware Management Holdings, Inc.; Senior Vice President and Director of Founders
                              Holdings, Inc.; and Director of Founders CBO Corporation

David K. Downes               Senior Vice President, Chief Administrative Officer and Chief Financial Officer of
                              Delaware Management Company, Inc., the Registrant and each of the other funds in the
                              Delaware Group; Chairman and Director of Delaware Management Trust Company; Senior Vice
                              President, Chief Administrative Officer, Chief Financial Officer and Treasurer of
                              Delaware Management Holdings, Inc.; Senior Vice President, Chief Financial Officer,
                              Treasurer and Director of DMH Corp.; Senior Vice President, Chief Administrative Officer
                              and Director of Delaware Distributors, Inc.; Senior Vice President and Chief
                              Administrative Officer of Delaware Distributors, L.P.; Senior Vice President, Chief
                              Administrative Officer, Chief Financial Officer and Director of Delaware Service
                              Company, Inc.; Chief Financial Officer and Director of Delaware International Holdings
                              Ltd.; Senior Vice President, Chief Financial Officer and Treasurer of Delaware
                              Investment Counselors, Inc.; Senior Vice President and Director of Founders Holdings,
                              Inc.; and Director of Delaware International Advisers Ltd.

George M. Chamberlain, Jr.    Senior Vice President, Secretary and Director of Delaware Management Company, Inc., DMH
                              Corp., Delaware Distributors, Inc. and Delaware Service Company, Inc.; Senior Vice
                              President and Secretary of the Registrant, each of the other funds in the Delaware
                              Group, Delaware Distributors, L.P., Delaware Investment Counselors, Inc. and Delaware
                              Management Holdings, Inc.; Executive Vice President, Secretary and Director of Delaware
                              Management Trust Company; Corporate Vice President, Secretary and Director of Founders
                              Holdings, Inc.; Secretary and Director of Delaware International Holdings Ltd.; and
                              Director of Delaware International Advisers Ltd.

                              Director of ICI Mutual Insurance Co. since 1992, P.O. Box 730, Burlington, VT




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      -------------------------------------------------------------------------------------
Richard J. Flannery          Managing Director/Corporate Tax & Affairs of Delaware Management Company, Inc., Delaware
                             Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors,
                             Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware
                             International Holdings Ltd., Delaware Investment Counselors, Inc. and Founders CBO
                             Corporation; Vice President of the Registrant and each of the other funds in the Delaware
                             Group; Managing Director/Corporate Tax & Affairs and Director of Founders Holdings, Inc.;
                             and Director of Delaware International Advisers Ltd.

                             Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd.,
                             Elverton, PA

Michael P. Bishof(1)         Vice President and Treasurer of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp.,
                             Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                             Founders Holdings, Inc. and Founders CBO Corporation

Eric E. Miller               Vice President and Assistant Secretary of Delaware Management Company, Inc., the
                             Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                             Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors Inc., Delaware
                             Service Company, Inc., Delaware Management Trust Company, Delaware Investment Counselors,
                             Inc. and Founders Holdings, Inc.

Richelle S. Maestro          Vice President and Assistant Secretary of Delaware Management Company, Inc., the
                             Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                             Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                             Inc., DMH Corp., Delaware Management Trust Company, Delaware Investment Counselors, Inc.
                             and Founders Holdings, Inc.; and Assistant Secretary of Founders CBO Corporation

                             General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Ln., Philadelphia, PA



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      -------------------------------------------------------------------------------------
Joseph H. Hastings           Vice President/Corporate Controller of Delaware Management Company, Inc., the Registrant,
                             each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH
                             Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                             Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.;
                             Executive Vice President, Chief Financial Officer and Treasurer of Delaware Management
                             Trust Company; and Assistant Treasurer of Founders CBO Corporation

Bruce A. Ulmer               Vice President/Director of Internal Audit of Delaware Management Company, Inc., the
                             Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                             Inc., DMH Corp. and Delaware Management Trust Company

Lisa O. Brinkley(2)          Vice President/Compliance of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, DMH Corp., Delaware Distributors, L.P., Delaware
                             Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company and
                             Delaware Investment Counselors, Inc.

Rosemary E. Milner           Vice President/Legal of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and Delaware Distributors,
                             Inc.

Douglas L. Anderson(3)       Vice President/Operations of Delaware Management Company, Inc. and  Delaware Service
                             Company, Inc.; and Vice President/Operations and   Director of Delaware Management Trust
                             Company

Michael T. Taggart(4)        Vice President/Facilities Management and Administrative Services of Delaware Management
                             Company, Inc.

Gerald T. Nichols            Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                             Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and Treasurer and
                             Director of Founders CBO Corporation

J. Michael Pokorny           Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                             Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      -------------------------------------------------------------------------------------
Gary A. Reed                 Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                             Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Investment Counselors, Inc.

Paul A. Matlack              Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                             Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and Secretary and
                             Director of Founders CBO Corporation

James R. Raith, Jr.          Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                             Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and President and
                             Director of Founders CBO Corporation

Patrick P. Coyne             Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                             Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group


Roger A. Early(5)            Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                             Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group


Edward N. Antoian            Vice President/Senior Portfolio Manager of Delaware Management Company, Inc. and each of the equity funds in the Delaware Group

George H. Burwell            Vice President/Senior Portfolio Manager of Delaware Management Company, Inc. and each of the equity funds in the Delaware Group

John B. Fields               Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the equity funds in the Delaware Group and Delaware Investment Counselors, Inc.

Edward A. Trumpbour          Vice President/Senior Portfolio Manager of Delaware Management Company, Inc. and each of the equity funds in the Delaware Group





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




Name and Principal           Positions and Offices with the Manager and its
Business Address*            Affiliates and Other Positions and Offices Held
-----------------------      -------------------------------------------------------------------------------------
David C. Dalrymple           Vice President/Senior Portfolio Manager of Delaware Management Company, Inc. and each of the equity funds in the Delaware Group

 (1) VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.
 (2) VICE PRESIDENT AND COMPLIANCE OFFICER, Banc One Securities Corporation prior to June 1994 and ASSISTANT VICE PRESIDENT AND COMPLIANCE OFFICER, Aetna Life and Casualty prior to March 1993.
 (3) VICE PRESIDENT OF OPERATIONS, Supervised Service Company prior to March 1994.
 (4) ASSISTANT VICE PRESIDENT/ADMINISTRATIVE SERVICES, United Pacific Life Insurance prior to January 1994.
 (5) SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, Federated Investors prior to July 1994.

Item 29.     Principal Underwriters.

             (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

             (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                        Positions and Offices                      Positions and Offices
Business Address*                         with Underwriter                           with Registrant
-----------------------------             ---------------------                      -----------------------
Delaware Distributors, Inc.               General Partner                            None

Delaware Management
Company, Inc.                             Limited Partner                            Investment Manager

Delaware Investment
Counselors, Inc.                          Limited Partner                            None

Winthrop S. Jessup                        Vice Chairman                              Executive Vice President

Keith E. Mitchell                         President and Chief                        None
                                          Executive Officer

David K. Downes                           Senior Vice President and                  Senior Vice President/Chief
                                          Chief Administrative Officer               Administrative Officer/Chief
                                                                                     Financial Officer

George M. Chamberlain, Jr.                Senior Vice President/                     Senior Vice President/
                                          Secretary                                  Secretary

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                             Form N-1A
                                             File No. 2-86606
                                             Delaware Group Tax-Free Fund, Inc.




Name and Principal                        Positions and Offices                      Positions and Offices
Business Address*                         with Underwriter                           with Registrant
-----------------------------             ---------------------                      -----------------------
J. Lee Cook                               Senior Vice President/                     None
                                          National Sales Manager

Stephen H. Slack                          Senior Vice President/                     None
                                          Wholesaler

William F. Hostler                        Senior Vice President/                     None
                                          Marketing Services

Minette van Noppen                        Senior Vice President/                     None
                                          Retirement Services

Richard J. Flannery                       Managing Director/Corporate                Vice President
                                          & Tax Affairs

Eric E. Miller                            Vice President/                            Vice President/
                                          Assistant Secretary                        Assistant Secretary

Richelle S. Maestro                       Vice President/                            Vice President/
                                          Assistant Secretary                        Assistant Secretary

Joseph H. Hastings                        Vice President/                            Vice President/
                                          Corporate Controller                       Corporate Controller

Michael P. Bishof                         Vice President/Treasurer                   Vice President/Treasurer

Lisa O. Brinkley                          Vice President/                            Vice President/
                                          Compliance                                 Compliance

Rosemary E. Milner                        Vice President/Legal                       Vice President/Legal

Diane M. Anderson                         Vice President/                            None
                                          Retirement Services

Denise F. Guerriere                       Vice President/Client Services             None




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




Name and Principal                        Positions and Offices                      Positions and Offices
Business Address*                         with Underwriter                           with Registrant
-----------------------------             ---------------------                      -----------------------
Julia R. Vander Els                       Vice President/                            None
                                          Retirement Services

Jerome J. Alrutz                          Vice President/                            None
                                          Retirement Services

Martin J. Cole                            Vice President/                            None
                                          Retirement Services

Joanne A. Mettenheimer                    Vice President/                            None
                                          National Accounts

Christopher H. Price                      Vice President/Annuity                     None
                                          Marketing & Administration

Thomas S. Butler                          Vice President/                            None
                                          DDI Administration

Frank Albanese                            Vice President/Wholesaler                  None

William S. Carroll                        Vice President/Wholesaler                  None

William S. Castetter                      Vice President/Wholesaler                  None

Thomas J. Chadie                          Vice President/Wholesaler                  None

Robert M. Frank                           Vice President/Wholesaler                  None

Douglas R. Glennon                        Vice President/Wholesaler                  None

Alan D. Kessler                           Vice President/Wholesaler                  None

William M. Kimbrough                      Vice President/Wholesaler                  None

Mac McAuliffe                             Vice President/Wholesaler                  None



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




Name and Principal                        Positions and Offices                      Positions and Offices
Business Address*                         with Underwriter                           with Registrant
-----------------------------             ---------------------                      -----------------------
Patrick L. Murphy                         Vice President/Wholesaler                  None

Henry W. Orvin                            Vice President/Wholesaler                  None

Philip G. Rickards                        Vice President/Wholesaler                  None

Dion D. Rooney                            Vice President/Wholesaler                  None

Michael W. Rose                           Vice President/Wholesaler                  None

Thomas E. Sawyer                          Vice President/Wholesaler                  None

Sanford G. Simmons, Jr.                   Vice President/Wholesaler                  None

Robert E. Stansbury                       Vice President/Wholesaler                  None

Larry D. Stone                            Vice President/Wholesaler                  None

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

             (c)   Not Applicable.

Item 30.     Location of Accounts and Records.

             All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 31.     Management Services.  None.

Item 32.     Undertakings.

             (a)   Not Applicable.

             (b)   Not Applicable.

             (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                              Form N-1A
                                              File No. 2-86606
                                              Delaware Group Tax-Free Fund, Inc.




             (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 21 day of November, 1995.
                                          DELAWARE GROUP TAX-FREE FUND, INC.

                                       By/s/Wayne A. Stork
                                         -----------------------------------
                                                    Wayne A. Stork
                                           President, Chairman of the Board,
                                        Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           Signature                                                Title                                     Date
-----------------------------------------      -----------------------------------------------       --------------------
                                               President, Chairman of the Board
/s/Wayne A. Stork                              Chief Executive Officer and Director                  November 21, 1995
-------------------------------------
Wayne A. Stork



                                               Senior Vice President/Chief Administrative
                                               Officer/Chief Financial Officer (Principal
                                               Financial Officer and Principal
/s/David K. Downes                             Accounting Officer)                                   November 21, 1995
------------------------------------
David K. Downes

/s/Walter P. Babich                *           Director                                              November 21, 1995
------------------------------------
Walter P. Babich

/s/Anthony D. Knerr                *           Director                                              November 21, 1995
------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                    *           Director                                              November 21, 1995
------------------------------------
Ann R. Leven

/s/W. Thacher Longstreth           *           Director                                              November 21, 1995
------------------------------------
W. Thacher Longstreth

/s/Charles E. Peck                 *           Director                                              November 21, 1995
------------------------------------
Charles E. Peck



                     *By/s/Wayne A. Stork
                        -------------------------------
                                 Wayne A. Stork
                            as Attorney-in-Fact for
                         each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549





                                    Exhibits

                                       to

                                   Form N-1A





            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               INDEX TO EXHIBITS




Exhibit No.              Exhibit
-----------              -------
EX-99.B1A                Articles of Incorporation, as amended and supplemented to date

EX-99.B1B                Form of Articles Supplementary (November 1995)

EX-99.B2                 By-Laws, as amended to date

EX-99.B5                 Investment Management Agreements (April 3, 1995)

EX-99.B6AI               Form of Distribution Agreement (April 1995)
(Module Name
DIS_AGR_NON_MON)

EX-99.B6AII              Form of Amendment No. 1 to Distribution Agreement (November 1995)
(Module Name
AMD_DIS_AGR_NON)

EX-99.B6B                Form of Administration and Service Agreement (as amended November 1995)
(Module Name
ADMIN_SER_AGREE)

EX-99.B6C                Form of Dealer's Agreement (as amended November 1995)
(Module Name
DEALERS_AGREE)

EX-99.B6D                Form of Mutual Fund Agreement for the Delaware Group of Funds
(Module Name
MUTUAL_FUND_AGR)

EX-99.B7                 Amended and Restated Profit Sharing Plan
(Module Name
PROF_SHARE_PLAN)

EX-99.B11                Consent of Auditors

EX-99.B15A               Form of Plan under Rule 12b-1 for Class A (November 1995)
(Module Name
CL_A_SHARE_NON)

EX-99.B15B               Form of Plan under Rule 12b-1 for Class B (November 1995)
(Module Name
CL_B_SHARE_ALL)

EX-99.B15C               Form of Plan under Rule 12b-1 for Class C (November 1995)
(Module Name
CL_C_SHARE_ALL)


EX-99.B16                Schedules of Computation for each Performance Quotation

EX-27                    Financial Data Schedules

EX-99.B19                Directors' Power of Attorney